[front cover]                                                    August 31, 1998

ANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
-----------------------
CALIFORNIA TAX-FREE MONEY MARKET
CALIFORNIA MUNICIPAL MONEY MARKET

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
California Tax-Free Money Market
(BCTXX)
California Municipal Money Market
(BNCXX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The Benham California money market funds reaffirmed their value during the year ended August 31, 1998, when global economic and financial conditions worsened. Stock markets worldwide suffered sharp declines, while bonds produced positive returns and money market funds provided a stable place for shareholders' money.

     The current market environment illustrates the importance of a diversified investment portfolio. Diversifying your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against changes in the economic or investment climate.

     Within this environment, the Benham California money funds continued to perform well. Both funds provided returns that exceeded those of the average California tax-free money market fund.

     In one respect, money market funds were affected by the market turmoil. The volume of money pouring into money market securities drove down yields. At the same time, the threat of global economic weakness caused interest rates to decline. On September 29, 1998, the Federal Reserve acknowledged the global slowdown and cut its bellwether federal funds rate for the first time in almost three years. As a result, short-term yields fell, affecting money market funds and other cash instruments such as Treasury bills and certificates of deposit. Money market fund yields will likely trend downward in the coming months, but they should still keep pace with or remain ahead of inflation because the threat of an economic downturn is likely to hold inflation in check.

     On the corporate front, we have been expanding our new American Century Brokerage. Our brokerage operation offers a wide range of investment options and features, including individual securities, a wide array of mutual funds from other companies, a Gold MasterCard ATM/debit card, unlimited checkwriting, and 24-hour telephone and Internet access. Call our Investor Services representatives or visit our Internet site for more details.

     We also have a huge effort underway to prepare American Century's computer systems for the year 2000 (Y2K). Our team of technology professionals is working to address Y2K-related issues. Through the rest of 1998 and 1999,we will be testing our systems, including those involved with dividend payments, to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

                Table of Contents
   Report Highlights ........................................................  2
   Services Update ..........................................................  3
CALIFORNIA TAX-FREE MONEY MARKET
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio Composition
   by Security Type .........................................................  5
   Portfolio Composition
   by Credit Rating .........................................................  6
   Schedule of Investments ..................................................  7
CALIFORNIA MUNICIPAL MONEY MARKET
   Performance Information .................................................. 11
   Management Q&A ........................................................... 12
   Portfolio Composition
   by Security Type ......................................................... 12
   Portfolio Composition
   by Credit Rating ......................................................... 13
   Schedule of Investments .................................................. 14
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities .............................................................. 18
   Statements of Operations ................................................. 19
   Statements of Changes
   in Net Assets ............................................................ 20
   Notes to Financial
   Statements ............................................................... 21
   Financial Highlights ..................................................... 23
   Report of Independent
   Accountants .............................................................. 25
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies .......................................................... 26
      Lipper Rankings ....................................................... 26
      Credit Rating
      Guidelines ............................................................ 26
      Investment Team
      Leaders ............................................................... 26
   Glossary ................................................................. 27


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

TAX-FREE MONEY MARKET

* California Tax-Free Money Market performed well, providing shareholders with more state and federal tax-free income than the average California money market fund.

* We've been able to deliver attractive relative performance without taking significant credit risk. In the last year, we eliminated securities backed by Japanese banks from the portfolio because of their potential risks.

* One of the primary factors contributing to the portfolio's continued outperformance is its lower-than-average management expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* We extended the average maturity in May, when short-term interest rates peaked. That allowed us to lock in higher yields before rates began to come down in June.

* Although we don't anticipate a recession, we believe California's economy is likely to slow down. That should lead to lower interest rates for tax-free money market securities.

* We're likely to extend the average maturity if we're able to find longer-term securities with attractive yields.

MUNICIPAL MONEY MARKET

* California Municipal Money Market performed well, providing shareholders with more state and federal tax-free income than the average California money market fund.

* We've been able to deliver attractive relative performance without taking significant credit risk. In the last year, we eliminated securities backed by Japanese banks from the portfolio because of their potential risks.

* One reason for California Municipal Money Market's better-than-average yield is that we increased our holdings of securities subject to the federal alternative minimum tax (AMT). AMT securities typically offer higher yields than non-AMT paper.

* Another important contributor to the portfolio's outperformance is its lower-than-average management expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* We extended the average maturity in May, when short-term interest rates peaked. That allowed us to lock in higher yields before rates began to come down in June.

* Although we don't anticipate a recession, we believe California's economy is likely to slow down. That should lead to lower interest rates for tax-free money market securities.

* We're likely to extend the average maturity if we're able to find longer-term securities with attractive yields.


[left margin]

              CALIFORNIA TAX-FREE
                 MONEY MARKET
                    (BCTXX)

TOTAL RETURNS:               AS OF 8/31/98
    6 Months                        1.53%*
    1 Year                           3.12%
NET ASSETS:                 $456.0 million
7-DAY CURRENT YIELD:                 2.68%
INCEPTION DATE:                    11/9/83

             CALIFORNIA MUNICIPAL
                MONEY MARKET
                   (BNCXX)

TOTAL RETURNS:               AS OF 8/31/98
    6 Months                        1.58%*
    1 Year                           3.20%
NET ASSETS:                 $172.6 million
7-DAY CURRENT YIELD:                 2.86%
INCEPTION DATE:                   12/31/90

* Not annualized.

See Total Returns on pages 4 and 11. Investment terms are defined in the Glossary on page 27.


2       1-800-345-2021


Services Update
--------------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND?

     Yes. Give us a call, and we can send you the information you need to set up direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET ACCOUNT INTO MY STOCK AND BOND FUND ACCOUNTS ON A REGULAR BASIS, FOR DOLLAR-COST-AVERAGING PURPOSES?

     Yes. Our "Automatic Exchange" plan allows regularly scheduled automatic transfers from your American Century money market fund into any of your variable-price American Century stock or bond funds. You can arrange for this service with a phone call.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     If you are exchanging from your money market fund into your bond or stock fund, there is no limit. However, there is a limit of six exchanges per calendar year out of your bond and stock funds.

     Exchanges can be made by:

     * calling an Investor Services Representative at 1-800-345-2021

     * calling our Automated Information Line at 1-800-345-8765*

     * writing us a letter

     * visiting our Web site at
       www.americancentury.com*

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).

[right margin]

ACCESSING YOUR MONEY. . .

WE CAN SEND A CHECK DIRECTLY TO YOU AT YOUR ADDRESS OF RECORD. ALL YOU NEED TO DO IS GIVE US A CALL OR WRITE US A LETTER REQUESTING THE CHECK. WE CAN ALSO MAKE AUTOMATIC DEPOSITS FROM YOUR MONEY MARKET FUND TO YOUR BANK ACCOUNT.

* Requires shareholder authorization.


                                                www.americancentury.com        3


California Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1998
                                             INCEPTION 11/9/83
                                                    CALIFORNIA TAX-EXEMPT
                      CALIFORNIA TAX-FREE           MONEY MARKET FUNDS(2)
                         MONEY MARKET         AVERAGE RETURN     FUND'S RANKING
--------------------------------------------------------------------------------
6 MONTHS(1) ..............  1.53%                 1.41%                --
1 YEAR ...................  3.12%                 2.90%            9 OUT OF 55
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..................  3.14%                 2.94%           11 OUT OF 49
5 YEARS ..................  2.96%                 2.85%           13 OUT OF 43
10 YEARS .................  3.50%                 3.49%            7 OUT OF 18

(1)  Returns for periods less than one year are not annualized.
(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 26-27 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE
                                8/31/98     8/31/97
NUMBER OF SECURITIES              91          86
WEIGHTED AVERAGE
MATURITY                        34 DAYS     36 DAYS
EXPENSE RATIO                    0.50%       0.49%


YIELDS AS OF AUGUST 31, 1998

7-DAY CURRENT YIELD              2.68%

7-DAY EFFECTIVE YIELD            2.72%

7-DAY TAX-EQUIVALENT YIELDS
34.70% TAX BRACKET               4.10%
37.42% TAX BRACKET               4.28%
41.95% TAX BRACKET               4.62%
45.22% TAX BRACKET               4.89%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


4      1-800-345-2021


California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------

     An interview with Todd Pardula, a portfolio manager on the California Tax-Free Money Market fund investment team.

HOW DID CALIFORNIA TAX-FREE MONEY MARKET PERFORM DURING THE FISCAL YEAR?

     We continued to outperform the average California money market fund. For the fiscal year ended August 31, 1998, the fund had a total return of 3.12%, compared with the 2.90% average return of the 55 California Tax-Exempt Money Market Funds tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID CALIFORNIA TAX-FREE MONEY MARKET'S YIELD COMPARE WITH OTHER CALIFORNIA MONEY FUNDS' YIELDS?

     The portfolio continued to produce a relatively high level of state and federal tax-exempt income. On August 31, 1998, its 7-day current yield was 2.68%, compared with the 2.42% yield of the average California tax-free money fund, according to IBC's Money Fund Report.

WHY DID THE FUND OUTPERFORM?

     The primary reason is that the California Tax-Free Money Market fund has lower-than-average expenses. Lower expenses mean higher yields and returns for shareholders.

     Another key factor behind the outperformance is that we made some very timely decisions regarding the fund's maturity. For example, in early January, the portfolio's maturity was a little shorter than many other California tax-exempt money market funds. That turned out to be an advantage when short-term interest rates rose in response to a strong U.S. economy. A shorter maturity is advantageous when interest rates rise because maturing assets can be reinvested more rapidly at higher rates.

     We lengthened the average maturity in May--when short-term yields peaked--by acquiring a large amount of higher-yielding one-year securities. As a result, the average maturity jumped from 29 to 48 days at a time when the average California money fund had a maturity of 38 days. Typically, we would purchase one-year securities in June and July, when California note issuance is plentiful. But buying in May meant we were able to lock in yields at 20-30 basis points (a basis point equals 0.01%) more than we would have earned in June or July.

WHAT EXTERNAL FACTORS AFFECTED THE FUND?

     California's strong economy increased tax revenues, which reduced the borrowing needs of local municipalities and lowered the level of new municipal debt issuance. Plus, with long-term interest rates so low, most issuers prefer to borrow long term, further reducing the supply of short-term securities. With supply limited, prices on short-term securities rose and yields fell.

HAS THE ECONOMIC MELTDOWN IN ASIA HAD AN EFFECT ON THE CALIFORNIA MUNICIPAL MARKET?

     So far, the Asian economic crisis has not significantly dampened the California economy. But Asia is a major trading partner, so we expect trouble there will eventually weigh on California. However, the crisis has had a major impact on Japanese banks, many of which provide letters of credit (LOCs) for California tax-exempt money market securities. These banks, which already faced major credit problems because of deflated Japanese real estate values, are major lenders to companies in Southeast Asia.

[right margin]

"WE CONTINUED TO OUTPERFORM THE AVERAGE CALIFORNIA MONEY MARKET FUND."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF AUGUST 31, 1998
Variable-Rate Notes         78%
Put Bonds                    9%
Municipal Notes              6%
Commercial Paper             4%
Bonds less than 1 Year       3%

AS OF FEBRUARY 28, 1998
Variable-Rate Notes         71%
Municipal Notes             13%
Put Bonds                    5%
Commercial Paper             7%
Bonds less than 1 Year       4%

Security types are defined on page 27.


                                                  www.americancentury.com      5


California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DOES CALIFORNIA TAX-FREE MONEY MARKET HAVE ANY EXPOSURE TO JAPANESE BANKS?

     No. We were one of the first mutual fund companies to eliminate Japanese bank LOCs, instead purchasing securities backed by North American and European LOC providers.

     Our universe of approved LOC providers is under constant review by our credit team. For instance, we removed Bankers Trust from our approved list because of its exposure to emerging markets. That means we will not buy tax-exempt money market securities backed by Bankers Trust, regardless of the financial strength of the security's issuer.

     In general, our credit team leans toward the conservative side when evaluating money market instruments and the banks that back them. So even though Japanese-backed securities yield as much as 100 basis points more than other instruments, we don't believe it's in our shareholders' best interests to take on the added credit risk to reach for additional yield.

BUT THE FUND'S CREDIT QUALITY DID CHANGE DURING THE FISCAL YEAR (SEE THE TABLE AT LEFT). WHY?

     As of August 31, 1998, 89% of the portfolio was rated SP1+ or SP1, Standard & Poor's Corporation's two highest credit ratings for short-term municipal securities. Our 11% SP2 exposure applies primarily to securities backed by Union Bank of California, which is owned by Bank of Tokyo Mitsubishi. We believe that Union Bank of California, which was downgraded along with Bank of Tokyo earlier this year, is a stronger credit than the S&P rating reflects. That's because the bank's operations are primarily limited to the state of California and are subject to U.S. banking regulations.

WHAT IS YOUR OUTLOOK?

     Although we don't see a recession, we believe that the California economy is likely to slow down. A slowing economy exerts downward pressure on interest rates, which means that money market yields of all types are likely to fall. However, because yields on longer-term tax-exempt money market securities are relatively unattractive right now, we have little interest in extending the fund's maturity at this time. We will likely continue our emphasis on variable-rate notes (also known as "floaters"), whose rates reset either daily or weekly. But we'll likely extend the average maturity if yields become more attractive.

[left margin]

"WE WERE ONE OF THE FIRST MUTUAL FUND COMPANIES TO ELIMINATE SECURITIES BACKED BY JAPANESE BANKS."

PORTFOLIO COMPOSITION BY CREDIT RATING
                      % OF FUND INVESTMENTS
                     AS OF            AS OF
                    8/31/98          2/28/98
SP1+                  73%              81%
SP1                   16%              19%
SP2                   11%              --


Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 26 for more information.

"ALTHOUGH WE DON'T SEE A RECESSION, WE BELIEVE CALIFORNIA'S ECONOMY IS LIKELY TO SLOW DOWN."


6       1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITES
       $  4,000,000  ABN Amro Munitops Certificates
                        Trust Receipts, VRDN, 3.30%,
                        9/2/98 (FGIC) (SBBPA: ABN
                        Amro Bank N.V.) (Acquired
                        8/19/98, Cost $4,000,000)(1)          $    4,000,000
          7,325,000  Agoura Hills Multifamily Housing
                        Rev., (Oakridge Apartments),
                        VRDN, 3.25%, 9/2/98 (LOC:
                        Continental Casualty Co.)                  7,325,000
          2,000,000  Association of Bay Area
                        Governments Financing Auth.
                        Rev. COP, (Bentley School),
                        VRDN, 2.95%, 9/2/98 (LOC:
                        Banque Nationale de Paris S.A.)            2,000,000
         10,800,000  Avalon Community Improvement
                        Agency  Tax  Allocation  Rev.,
                        (Community   Improvement
                        Area), VRDN, 3.75%, 9/3/98 (LOC:
                        Union Bank of California, N.A.)           10,800,000
         10,615,000  Azusa Multifamily Housing Rev.,
                        (Pacific Glen Apartments),
                        VRDN, 3.10%, 9/3/98
                        (Guaranteed: Continental
                        Casualty Co.)                             10,615,000
          5,000,000  Bassett Unified School District
                        COP, (Capital Improvement),
                        VRDN, 3.45%, 9/3/98 (LOC:
                        Union Bank of California, N.A.)            5,000,000
          1,508,000  California Department of Water
                        Commercial Paper, 3.65%,
                        9/15/98 (Line of Credit: UBS
                        AG and Canadian Imperial
                        Bank of Commerce)                          1,508,000
          4,400,000  California Educational Facilities
                        Auth. Rev., (Mount St. Marys
                        College), VRDN, 3.00%,
                        9/2/98 (LOC: Allied Irish
                        Banks, PLC)                                4,400,000
          1,500,000  California Educational Facilities
                        Auth. Rev., (University of
                        Southern California), 4.35%,
                        10/1/98                                    1,500,611
          2,640,000  California Educational Facilities
                        Auth. Rev., Series 1997 B,
                        (University of Southern
                        California), 4.125%, 10/1/98               2,640,525
          4,700,000  California Health Facilities Auth.
                        Rev., (Episcopal Home), VRDN,
                        3.65%, 9/1/98 (LOC: Union
                        Bank of California, N.A.)                  4,700,000
          6,000,000  California Health Facilities
                        Financing Auth. Rev., Series
                        1985 B, (Scripps Memorial
                        Hospital), VRDN, 2.50%,
                        9/3/98 (MBIA) (SBBPA:
                        Morgan Guaranty Trust Co. of
                        New York)                                  6,000,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

       $    900,000  California Health Facilities
                        Financing Auth. Rev., Series
                        1987 A, (Pooled Loan Program),
                        VRDN, 3.40%, 9/3/98 (LOC:
                        Rabobank Nederland)                  $       900,000
          2,200,000  California Health Facilities
                        Financing Auth. Rev., Series
                        1990 A, (Pooled Project),
                        VRDN, 2.40%, 9/2/98 (LOC:
                        Rabobank Nederland)                        2,200,000
          3,500,000  California Health Facilities
                        Financing Auth. Rev., Series
                        1995 C, (Catholic West), VRDN,
                        2.35%, 9/2/98 (MBIA)
                        (SBBPA: Rabobank Nederland)                3,500,000
         17,700,000  California Health Facilities
                        Financing Auth. Rev., Series
                        1996 B, VRDN, 3.15%,
                        9/1/98 (AMBAC) (SBBPA:
                        ABN Amro Bank N.V.)                       17,700,000
          3,290,000  California Housing Financing
                        Agency Rev., 3.60%, 4/8/99
                        (MBIA) (SBBPA: Credit Suisse
                        First Boston, Inc.) (Acquired
                        8/7/98, Cost $3,290,000)(1)                3,290,000
          1,000,000  California Pollution Control
                        Financing Auth. Rev., (Chevron
                        USA, Inc.), VRDN, 3.90%,
                        11/15/98 (Guaranteed:
                        Chevron Corp.)                             1,000,000
         10,500,000  California Pollution Control
                        Financing Auth. Rev., (Chevron
                        USA Inc.), VRDN, 3.65%,
                        5/15/99 (Guaranteed:
                        Chevron Corp.)                            10,500,000
          5,000,000  California Pollution Control
                        Financing Auth. Rev., Series
                        1996 C, (Pacific Gas &
                        Electric), VRDN, 3.20%,
                        9/1/98 (LOC: Bank of America
                        N.T. & S.A.)                               5,000,000
          5,000,000  California Public Capital
                        Improvements Financing Auth.
                        Rev., Series 1988 C, VRDN,
                        3.65%, 9/15/98 (LOC:
                        National Westminster Bank
                        PLC)                                       5,000,000
          1,620,000  California Public Works Board Lease
                        Rev., Series 1997 C, (University
                        of California), 4.50%, 9/1/98              1,620,000
          2,000,000  California Public Works Board
                        Lease Rev., Series 1998 A,
                        (Department of Corrections),
                        4.25%, 9/1/98                              2,000,000
         10,000,000  California School Cash Reserve
                        Program Auth. Rev., Series
                        1998 A, 4.50%, 7/2/99 (GIC:
                        Trinity Funding Corporation)              10,060,966

See Notes to Financial Statements


                                                 www.americancentury.com    7


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

        $ 3,750,000  California State Economic
                        Development Financing Auth.
                        Industrial Rev., (Coast Grain Co.),
                        VRDN, 2.50%, 9/3/98 (LOC:
                        Bank of America N.T. & S.A.)          $    3,750,000
          3,500,000  California State Economic
                        Development Financing Auth.
                        Rev., Series 1998 B, (California
                        Independent System), VRDN,
                        3.20%, 9/1/98 (LOC: Bank of
                        America N.T. & S.A.)                       3,500,000
          5,000,000  California Statewide Communities
                        Apartment Development Auth.
                        Rev., (Whispering Winds
                        Apartments), VRDN, 3.25%,
                        9/2/98 (LOC: Continental
                        Casualty Co.)                              5,000,000
          1,905,000  California Statewide Communities
                        Development Auth. Rev. COP,
                        4.25%, 4/1/99 (MBIA)                       1,909,235
         22,000,000  California Statewide Communities
                        Development Auth. Rev.,
                        Floating Rate Trust Receipts,
                        3.55%, 9/2/98 (FSA) (SBBPA:
                        Bank of New York)(2)                      22,000,000
          7,800,000  California Statewide COP,
                        (Covenant Retirement
                        Community), VRDN, 2.65%,
                        9/3/98 (LOC: LaSalle National
                        Bank)                                      7,800,000
          1,000,000  Calleguas-Las Virgines Public
                        Financing Auth. Installment
                        Purchase Rev., (Las Virgines
                        Municipal Water District), 4.00%,
                        11/1/98 (FSA)                              1,000,488
          2,305,000  Central Unified School District
                        COP, VRDN, 3.70%, 9/2/98
                        (LOC: Union Bank of California,
                        N.A.)                                      2,305,000
          2,700,000  Covina Redevelopment Agency
                        Multifamily Housing Rev.,
                        (Shadowhills Apartments),
                        VRDN, 3.10%, 9/3/98 (LOC:
                        Continental Casualty Co.)                  2,700,000
          2,130,000  Dinuba Financing Auth. Lease
                        Rev. COP, Series 1996 A,
                        (Wastewater Treatment Plant),
                        VRDN, 3.70%, 9/2/98 (LOC:
                        Union Bank of California, N.A.)            2,130,000
          6,500,000  East Bay Municipal Utility District
                        Commercial Paper, 3.35%,
                        9/1/98 (LOC: Westdeutsche
                        Landesbank Girozentrale)                   6,500,000
            990,000  Fontana Special Tax, (Community
                        Facilities District No. 2-A),
                        4.00%, 9/1/99 (MBIA)                         993,838
          2,000,000  Fremont COP, (Family Resource
                        Center Financing), VRDN,
                        2.55%, 9/3/98 (LOC: KBC
                        Bank and Insurance Holding)                2,000,000


Principal Amount                                                     Value
--------------------------------------------------------------------------------

       $  2,000,000  Glendale Industrial Development
                        Auth. Rev., (Reliance
                        Development), VRDN, 3.45%,
                        9/15/98 (LOC: Barclays Bank
                        PLC)                                  $    2,000,000
          1,215,000  Hanford COP, (Public IMPC Corp.),
                        VRDN, 3.75%, 9/3/98 (LOC:
                        Union Bank of California, N.A.)            1,215,000
          6,155,000  Hanford Sewer Rev., Series
                        1996 A, VRDN, 3.75%,
                        9/3/98 (LOC: Union Bank of
                        California, N.A.)                          6,155,000
          3,500,000  Hemet Multifamily Housing Auth.
                        Rev., (Sunwest Resort), VRDN,
                        2.60%, 9/3/98 (LOC: FHLB)                  3,500,000
          4,500,000  Hemet Multifamily Housing Auth.
                        Rev., (West Acacia), VRDN,
                        2.50%, 9/3/98 (LOC: FHLB)                  4,500,000
          8,500,000  Irvine Improvement Bond Act
                        1915 Special Assessment,
                        (Assessment District No. 97-17),
                        VRDN, 3.15%, 9/1/98 (LOC:
                        Bayerische Vereinsbank A.G.)               8,500,000
          5,300,000  Irvine Ranch Water District Rev.,
                        (District Numbers
                        140-240-105-250), VRDN,
                        3.15%, 9/2/98 (LOC: Bank of
                        America N.T. & S.A.)                       5,300,000
         25,000,000  Kern County Superintendent of
                        Schools COP, Series 1996 A,
                        VRDN, 2.90%, 9/3/98 (LOC:
                        Anchor National Life Insurance
                        Company)                                  25,000,000
          4,250,000  Lancaster Redevelopment Agency
                        Rev., Series 1996 C, (20th
                        Street Apartments), VRDN,
                        2.65%, 9/3/98 (LOC: FHLB)                  4,250,000
          2,100,000  Lemore COP, (Golf Course),
                        VRDN, 3.30%, 9/3/98 (LOC:
                        Union Bank of California, N.A.)            2,100,000
          2,600,000  Livermore COP, (Reverse
                        Osmosis), VRDN, 2.80%,
                        9/3/98 (LOC: National
                        Westminster Bank PLC)                      2,600,000
          3,000,000  Loma Linda Water Rev., VRDN,
                        3.70%, 9/2/98 (LOC: Union
                        Bank of California, N.A.)                  3,000,000
          4,740,000  Los Angeles Community
                        Redevelopment Agency Rev.,
                        VRDN, 2.60%, 9/3/98 (LOC:
                        Barclays Bank PLC)                         4,740,000
          1,000,000  Los Angeles County Schools
                        Regionalized Business Services
                        COP, Series 1997 C, (Local
                        Educational Agencies), 4.25%,
                        10/1/98 (FSA)                              1,000,357
         19,890,000  Los Angeles Multifamily Housing
                        Rev., Series 1985 K, VRDN,
                        2.75%, 9/1/98 (LOC: FHLB)                 19,890,000

                                              See Notes to Financial Statements


8      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

       $  1,000,000  Los Angeles Unified School
                        District COP, Series 1998 A,
                        4.00%, 11/1/98 (FSA)                  $    1,000,466
          3,000,000  Metropolitan Water District
                        Southern California Waterworks
                        Rev., Series 1998 C, VRDN,
                        2.35%, 9/3/98 (LOC: Bank of
                        America N.T. & S.A.)                       3,000,000
          2,000,000  Modesto Multifamily Housing Rev.,
                        Series 1996 A, (Shadowbrook),
                        VRDN, 2.70%, 9/3/98 (LOC:
                        Bank of America N.T. & S.A.)               2,000,000
          2,025,000  Modesto Special Tax, (Community
                        Facilities District No. 98-1,
                        VRDN, 2.45%, 9/3/98 (LOC:
                        Wells Fargo Bank, N.A.)                    2,025,000
          1,950,000  Moreno Valley COP, (City Hall
                        Refinancing), VRDN, 3.75%,
                        9/3/98 (LOC: Union Bank of
                        California, N.A.)                          1,950,000
         14,000,000  Oceanside Multifamily Housing
                        Rev., (Lakeridge Apartments),
                        VRDN, 3.10%, 9/2/98 (LOC:
                        Continental Casualty Co.)                 14,000,000
          8,380,000  Orange County Apartment
                        Development Rev., Series
                        1992 B, (Aliso Creek), VRDN,
                        2.55%, 9/3/98 (LOC: Wells
                        Fargo & Co.)                               8,380,000
          1,200,000  Orange County Sanitation District
                        COP, VRDN, 3.15%, 9/1/98
                        (LOC: National Westminster
                        Bank PLC)                                  1,200,000
            700,000  Palm Springs Redevelopment
                        Agency COP, VRDN, 2.60%,
                        9/2/98 (LOC: Citibank, N.A.)                 700,000
          2,720,000  Poway Unified School District
                        Special Tax Rev., (Community
                        Facilities District No. 1), 4.25%,
                        10/1/98 (MBIA)                             2,721,418
          4,000,000  Puerto Rico Industrial Tourist
                        Educational Medical and
                        Environmental Control Facilities
                        Rev., (Ana G. Mendez University
                        System), VRDN, 2.40%,
                        9/2/98 (LOC: Banco
                        Santander Puerto Rico)                     4,000,000
          9,740,000  Redlands COP, (Sewer Treatment
                        Facilities), VRDN, 2.30%,
                        9/2/98 (FGIC) (SBBPA:
                        General Electric Capital Corp.)            9,740,000
          9,045,000  Redlands COP, (Water Treatment
                        Facilities), VRDN, 2.30%,
                        9/2/98 (FGIC) (SBBPA:
                        General Electric Capital Corp.)            9,045,000
          5,000,000  Rialto Public Financing Auth. Tax
                        Allocation,  Series 1998 A,
                        (Agua Mansa & Industrial),
                        VRDN, 3.75%, 9/2/98 (LOC:
                        Union Bank of California, N.A.)            5,000,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

       $  2,210,000  Richmond Joint Powers Financing
                        Port Auth. Term Lease Rev.,
                        VRDN, 3.35%, 9/1/98 (LOC:
                        Union Bank of California, N.A.)       $    2,210,000
          3,420,000  Riverside County Multifamily
                        Housing Rev., (Ambergate
                        Apartments), VRDN, 2.45%,
                        9/3/98 (LOC: Union Bank of
                        California, N.A.)                          3,420,000
          4,500,000  Riverside County Teeter Notes
                        Commercial Paper, 3.10%,
                        10/1/98 (LOC: Westdeutsche
                        Landesbank Girozentrale)                   4,500,000
          4,000,000  Riverside County Teeter Notes
                        Commerical Paper, 3.10%,
                        10/8/98 (LOC: Westdeutsche
                        Landesbank Girozentrale)                   4,000,000
          1,715,000  Rohnert Park Multifamily Housing
                        Rev., (Crossbrook Apartments),
                        VRDN, 2.30%, 9/2/98 (FNMA
                        Collateral Agreement)                      1,715,000
          5,990,000  Sacramento County Multifamily
                        Housing Rev., (River Oaks),
                        VRDN, 2.90%, 9/3/98 (LOC:
                        Chase Manhattan Bank)                      5,990,000
          3,400,000  Sacramento County Multifamily
                        Housing Rev., Series 1996 A,
                        VRDN, 2.35%, 9/2/98 (LOC:
                        California State Teachers'
                        Retirement System)                         3,400,000
         22,875,000  San Bernardino County COP,
                        VRDN, 3.26%, 9/3/98 (MBIA)
                        (SBBPA: Merrill Lynch & Co.,
                        Inc.)                                     22,875,000
         15,000,000  San Bernardino County Multifamily
                        Housing Rev., 5.45%, 5/1/99
                        (Put Agreement: National
                        Westminster Bank PLC)
                        (Acquired 5/8/98, Cost
                        $15,206,100)(1)                           15,145,387
          3,350,000     San Bernardino County Multifamily
                        Housing Rev., Series
                        1992 A, (Arrowview Park Apartments),
                        VRDN, 2.50%, 9/3/98
                        (LOC: FHLB)                                3,350,000
          1,800,000     San Bernardino County Multifamily
                        Housing Rev., Series
                        1993  A, (Monterey Villas Apartments),
                        VRDN, 2.50%, 9/3/98 (LOC:
                        FHLB)                                      1,800,000
          2,800,000  San Bernardino County Multifamily
                        Housing Rev., Series 1997 A,
                        (Mountain View), VRDN, 2.65%,
                        9/3/98 (LOC: FHLB)                         2,800,000
         12,625,000  San Diego County Tax and Rev.
                        Anticipation Notes, 4.50%,
                        9/30/98 (LOC: Bank of Nova
                        Scotia, Canadian Imperial Bank,
                        Commerzbank A.G.)                         12,631,478

See Notes to Financial Statements


                                                 www.americancentury.com       9


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

       $  4,300,000  San Diego Multifamily Housing Rev.,
                        Series 1993 A, (Coral Point Apartments),
                        VRDN, 3.20%, 9/3/98 (LOC:
                        Continental Casualty Co.)             $    4,300,000
          3,285,000  San Francisco City and County
                        Redevelopment Financing Auth.
                        Rev., (Yerba Buena Garden),
                        VRDN, 2.50%, 9/2/98 (LOC:
                        National Westminster Bank PLC)             3,285,000
          2,400,000  San Francisco City and County
                        Unified School District Tax &
                        Rev. Anticipation Notes, 4.50%,
                        9/22/99                                    2,427,024
          3,000,000  Santa Barbara County Tax & Rev.
                        Anticipation Notes, Series
                        1997 A, 4.50%, 10/1/98                     3,001,482
          2,625,000  Simi Valley Multifamily Housing
                        Rev., Series 1993 A, VRDN,
                        2.60%, 9/3/98 (LOC: Bank of
                        America N.T. & S.A.)                       2,625,000
            525,000  South San Francisco COP,
                        (Quality Control Plant), VRDN,
                        2.80%, 9/3/98 (LOC: National
                        Westminster Bank PLC)                        525,000
          1,000,000  State of California GO, 5.75%,
                        9/1/98                                     1,000,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

       $  5,400,000  Three Valleys Municipal Water
                        District COP, (Miramar Water
                        Treatment), VRDN, 2.55%,
                        9/2/98 (LOC: Barclays Bank
                        PLC)                                  $    5,400,000
          1,500,000  Triunfo Sanitation District Rev.,
                        VRDN, 2.50%, 9/2/98 (LOC:
                        Banque Nationale de Paris S.A.)            1,500,000
          2,000,000  West Hollywood COP, VRDN,
                        3.75%, 9/3/98 (LOC: Union
                        Bank of California, N.A.)                  2,000,000
          1,700,000  West Sacramento Financing Auth.
                        Special Tax Rev., Series 1996 C,
                        VRDN, 2.45%, 9/3/98 (LOC:
                        Wells Fargo Bank, N.A.)                    1,700,000
          1,900,000  Westminster Redevelopment
                        Agency Tax Allocation Rev.,
                        (Commercial Redevelopment
                        Project No. 1), VRDN, 2.70%,
                        9/3/98 (AMBAC) (SBBPA:
                        Landesbank Hessen - Thuringen
                        Girozentrale)                              1,900,000
                                                            ------------------
TOTAL INVESTMENT SECURITIES--100.0%                             $456,861,275
                                                            ==================
NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

(1) Security was purchased under rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at August 31, 1998, was $22,435,387, which represented 4.9% of net assets. None of these securities are considered to be illiquid.

(2) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

                                              See Notes to Financial Statements


10      1-800-345-2021


California Municipal Money Market--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1998
                                           INCEPTION 12/31/90
                                                    CALIFORNIA TAX-EXEMPT
                      CALIFORNIA MUNICIPAL          MONEY MARKET FUNDS(2)
                         MONEY MARKET        AVERAGE RETURN     FUND'S RANKING
--------------------------------------------------------------------------------
6 MONTHS(1) ...............  1.58%               1.41%                --
1 YEAR ....................  3.20%               2.90%            8 OUT OF 55
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ...................  3.19%               2.94%           10 OUT OF 49
5 YEARS ...................  3.01%               2.85%            8 OUT OF 43
LIFE OF FUND ..............  3.13%               2.91%            6 OUT OF 35

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 26-27 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE
                              8/31/98           8/31/97
NUMBER OF SECURITIES            58                57
WEIGHTED AVERAGE
MATURITY                      40 DAYS           38 DAYS
EXPENSE RATIO                  0.50%             0.52%


YIELDS AS OF AUGUST 31, 1998

7-DAY CURRENT YIELD            2.86%

7-DAY EFFECTIVE YIELD          2.90%

7-DAY TAX-EQUIVALENT YIELDS
34.70% TAX BRACKET             4.38%
37.42% TAX BRACKET             4.57%
41.95% TAX BRACKET             4.93%
45.22% TAX BRACKET             5.22%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


                                             www.americancentury.com          11


California Municipal Money Market--Q&A
--------------------------------------------------------------------------------

     An interview with Todd Pardula, a portfolio manager on the California Municipal Money Market fund investment team.

HOW DID CALIFORNIA MUNICIPAL MONEY MARKET PERFORM DURING THE FISCAL YEAR?

     We continued to outperform the average California money market fund. For the fiscal year ended August 31, 1998, the portfolio had a total return of 3.20%, compared with the 2.90% average return of the 55 California Tax-Exempt Money Market Funds tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID CALIFORNIA MUNICIPAL MONEY MARKET'S YIELD COMPARE?

     The portfolio continued to produce a relatively high level of state and federal tax-exempt income. On August 31, 1998, its 7-day current yield was 2.86%, compared with the 2.42% yield of the average California tax-free money fund,according to IBC's Money Fund Report. One reason for the higher yield is that we increased our holdings of securities subject to the federal alternative minimum tax (AMT), which typically have higher yields than non-AMT securities.

WHAT PERCENTAGE OF THE PORTFOLIO'S SECURITIES ARE SUBJECT TO THE AMT?

     More than 80% of assets are invested in AMT securities, which tend to be bonds issued by municipalities for private-sector purposes. Interest from AMT securities can have tax implications for shareholders subject to the alternative minimum tax. Because of this potential tax liability, AMT securities usually offer slightly higher yields--perhaps 5-10 basis points (a basis point equals 0.01%).

BESIDES HAVING A LOT OF AMT SECURITIES, WHY DID THE PORTFOLIO OUTPERFORM?

     The primary reason is that the California Municipal Money Market fund has lower-than-average expenses. Lower expenses mean higher yields and returns for shareholders.

     Another key factor behind the outperformance is that we made some very timely decisions regarding the fund's maturity. For example, in early January, the portfolio's maturity was a little shorter than many other California tax-exempt money market funds. That turned out to be an advantage when short-term interest rates rose in response to a strong U.S. economy.

     We lengthened the average maturity in May--when short-term yields peaked--by acquiring a large amount of higher-yielding one-year securities. As a result, the average maturity jumped from 44 to 71 days, at a time when the average California money fund had a maturity of 38 days. Typically, we would purchase one-year securities in June and July, when California note issuance is plentiful. But buying in May meant we were able to lock in yields at 20-30 basis points more than we would have earned in June or July.

WHAT OTHER EXTERNAL FACTORS AFFECTED THE FUND?

     California's strong economy increased tax revenues, which reduced the borrowing needs of local municipalities and lowered the level of new municipal debt issuance. Plus, with long-term interest rates so low, most issuers prefer to borrow long term, further reducing the supply of short-term securities. With supply limited, prices on short-term securities rose and yields fell.

[left margin]

"WE CONTINUED TO OUTPERFORM THE AVERAGE CALIFORNIA MONEY MARKET FUND."

PORTFOLIO COMPOSITION BY SECURITY TYPE
AS OF AUGUST 31, 1998
Variable-Rate Notes         79%
Put Bonds                   15%
Municipal Notes              3%
Bonds less than 1 Year       3%

AS OF FEBRUARY 28, 1998
Variable-Rate Notes         76%
Municipal Notes              9%
Put Bonds                    8%
Bonds less than 1 Year       5%
Commercial Paper             2%

Security types are defined on page 27.


12       1-800-345-2021


California Municipal Money Market--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HAS THE ECONOMIC MELTDOWN IN ASIA HAD AN EFFECT ON THE CALIFORNIA MUNICIPAL MARKET?

     So far, the Asian economic crisis has not significantly dampened the California economy. But Asia is a major trading partner, so we expect trouble there will eventually weigh on California. However, the crisis has had a major impact on Japanese banks, many of which provide letters of credit (LOCs) for California tax-exempt money market securities. These banks, which already faced major credit problems because of deflated Japanese real estate values, are major lenders to companies in Southeast Asia.

DOES CALIFORNIA MUNICIPAL MONEY MARKET HAVE ANY EXPOSURE TO JAPANESE BANKS?

     No. We were one of the first mutual fund companies to eliminate Japanese bank LOCs, instead purchasing securities backed by North American and European LOC providers.

     Our universe of approved LOC providers is under constant review by our credit team. For instance, we removed Bankers Trust from our approved list because of its exposure to emerging markets. That means we will not buy tax-exempt money market securities backed by Bankers Trust, regardless of the financial strength of the security's issuer.

     In general, our credit team leans toward the conservative side when evaluating money market instruments and the banks that back them. So even though Japanese-backed securities yield as much as 100 basis points more than other instruments, we don't believe it's in our shareholders' best interests to take on the added credit risk to reach for additional yield.

BUT THE FUND'S CREDIT QUALITY DID CHANGE DURING THE FISCAL YEAR (SEE THE TABLE AT RIGHT). WHY?

     As of August 31, 1998, 86% of the portfolio was rated SP1+ or SP1, Standard & Poor's Corporation's two highest credit ratings for short-term municipal securities. Our 14% SP2 exposure applies primarily to securities backed by Union Bank of California, which is owned by Bank of Tokyo Mitsubishi. We believe that Union Bank of California, which was downgraded along with Bank of Tokyo earlier this year, is a stronger credit than the S&P rating reflects. That's because the bank's operations are primarily limited to the state of California and are subject to U.S. banking regulations.

WHAT IS YOUR OUTLOOK?

     Although we don't see a recession, we believe that the California economy is likely to slow down. A slowing economy exerts downward pressure on interest rates, which means that money market yields of all types are likely to fall. However, because yields on longer-term tax-exempt money market securities are relatively unattractive right now, we have little interest in extending the fund's maturity at this time. We will likely continue our emphasis on variable-rate notes (also known as "floaters"), whose rates reset either daily or weekly. But we'll likely extend the fund's average maturity if yields become more attractive.

[right margin]

"WE WERE ONE OF THE FIRST MUTUAL FUND COMPANIES TO ELIMINATE SECURITIES BACKED BY JAPANESE BANKS."

PORTFOLIO COMPOSITION BY CREDIT RATING
                 % OF FUND INVESTMENTS
                 AS OF            AS OF
                8/31/98          2/28/98
SP1+              71%              66%
SP1               15%              31%
SP2               14%               3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 26 for more information.

"ALTHOUGH WE DON'T SEE A RECESSION, WE BELIEVE CALIFORNIA'S ECONOMY IS LIKELY TO SLOW DOWN."


                                                www.americancentury.com       13


Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES
         $3,000,000  ABN Amro Munitops Certificates
                        Trust Receipts, VRDN, 3.30%,
                        9/2/98 (FGIC) (SBBPA: ABN
                        Amro Bank N.V.) (Acquired
                        8/19/98, Cost $3,000,000)(1)           $    3,000,000
          3,000,000  Alameda County Industrial
                        Development Auth. Rev., (Bat
                        Properties), VRDN, 2.70%,
                        9/3/98 (LOC: Wells Fargo
                        Bank, N.A.)                                 3,000,000
          2,500,000  Alameda County Industrial
                        Development Auth. Rev., (Tristar
                        Plating), VRDN, 2.70%, 9/3/98
                        (LOC: Wells Fargo Bank, N.A.)               2,500,000
          1,900,000  Alameda County Industrial
                        Development Auth. Rev., Series
                        1994 A, (Scientific Technology),
                        VRDN, 2.90%, 9/2/98 (LOC:
                        Banque Nationale de Paris S.A.)             1,900,000
            700,000  Alameda County Industrial
                        Development Auth. Rev., Series
                        1996 A, (Edward L. Shimmon
                        Inc.), VRDN,  2.80%, 9/3/98
                        (LOC: Banque Nationale de
                        Paris S.A.)                                   700,000
          1,800,000  Alameda County Industrial
                        Development Auth. Rev., Series
                        1997 A, (Adeline Association),
                        VRDN, 2.70%, 9/3/98 (LOC:
                        Wells Fargo Bank, N.A.)                     1,800,000
          2,250,000  Alameda County Industrial
                        Development Auth. Rev., Series
                        1997 A, (Plyproperties), VRDN,
                        2.80%, 9/3/98 (LOC: Wells
                        Fargo Bank, N.A.)                           2,250,000
          2,200,000  Alameda County Industrial
                        Development Auth. Rev., Series
                        1998 A, (Mekkimen Family
                        Trust), VRDN, 2.80%, 9/3/98
                        (LOC: Banque Nationale de
                        Paris S.A.)                                 2,200,000
          2,000,000  Association of Bay Area
                        Governments Financing Auth.
                        for Nonprofit Corps. Multifamily
                        Rev., Series 1998 A, (Vintage
                        Chateau), VRDN, 2.80%,
                        9/2/98 (LOC: Union Bank of
                        California, N.A.)                           2,000,000
          2,200,000  Association of Bay Area
                        Governments Multifamily Housing
                        Rev.,  Series 1997 A,
                        (Mountain View Apartments),
                        VRDN, 2.95%, 9/3/98 (LOC:
                        Comerica Bank, N.A.)                        2,200,000
          3,100,000  California Health Facilities Auth.
                        Rev., (Episcopal Home Project),
                        VRDN, 3.65%, 9/1/98 (LOC:
                        Union Bank of California, N.A.)             3,100,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

         $4,265,000  California Housing Finance
                        Agency Single Family Mortgage
                        Purpose Rev., Series 1998 B,
                        3.60%, 4/1/99 (FHA)                    $    4,265,000
          6,955,000  California Housing Financing
                        Agency Rev., Series 1996 A,
                        Class A, VRDN, 3.41%,
                        9/3/98 (LOC: Caisse Des
                        Depots et Consignations)
                        (Acquired 2/4/98, Cost
                        $6,955,000)(1)                              6,955,000
          1,255,000  California Housing Financing
                        Agency Rev., Series 1998 C,
                        3.55%, 2/1/99 (Investment
                        Agreement: FGIC)                            1,255,000
          6,000,000  California Housing Financing
                        Agency Rev., Series 1998 E,
                        3.55%, 3/12/99 (Investment
                        Agreement: American
                        International Group, Inc.)                  6,000,000
          3,230,000  California Housing Financing
                        Agency Rev., VRDN, 3.26%,
                        9/3/98 (MBIA) (SBBPA:
                        Credit Suisse First Boston, Inc.)
                        (Acquired 12/7/95, Cost
                        $3,230,000)(1)                              3,230,000
          4,000,000  California Pollution Control
                        Financing Auth. Resource
                        Recovery Rev., (OMS Equity
                        Stanislaus), VRDN, 3.10%,
                        9/1/98 (LOC: Westdeutsche
                        Landesbank Girozentrale)                    4,000,000
          9,100,000  California Pollution Control
                        Financing Auth. Solid Waste
                        Disposal Rev., Series 1994 A,
                        (Western Waste Industries),
                        VRDN, 2.75%, 9/3/98 (LOC:
                        Union Bank of California, N.A.)             9,100,000
          1,225,000  California Pollution Control
                        Financing Auth. Solid Waste
                        Disposal Rev., Series 1998 A,
                        (Allan Co.), VRDN, 2.50%,
                        9/2/98 (LOC: Bank of America
                        N.T. & S.A.)                                1,225,000
          2,300,000  California Public Capital
                        Improvements Financing Auth.
                        Rev., Series 1988 C, VRDN,
                        3.65%, 9/15/98 (LOC:
                        National Westminster Bank
                        PLC)                                        2,300,000
          6,100,000  California State Economic
                        Development Financing Auth.
                        Industrial Development Rev.,
                        (Applied Aerospace), VRDN,
                        2.90%, 9/2/98 (LOC:
                        American National Bank and
                        Trust Company of Chicago)                   6,100,000

                                              See Notes to Financial Statements


14      1-800-345-2021


Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

         $1,200,000  California State Economic
                        Development Financing Auth.
                        Industrial Development Rev.,
                        (CALCO), VRDN, 3.45%,
                        9/2/98 (LOC: Wells Fargo
                        Bank, N.A.)                            $    1,200,000
          2,000,000  California State Economic
                        Development Financing Auth.
                        Industrial Development Rev.,
                        (River Ranch Fresh Foods),
                        VRDN, 2.80%, 9/3/98 (LOC:
                        NationsBank, N.A.) (Acquired
                        8/5/98, Cost $2,000,000)(1)                 2,000,000
          2,400,000  California State Economic
                        Development Financing Auth.
                        Industrial Development Rev.,
                        (Scientific Specialties), VRDN,
                        2.90%, 9/2/98 (LOC: Bank of
                        America N.T. & S.A.)                        2,400,000
          3,040,000  California State Economic
                        Development Financing Auth.
                        Industrial Development Rev.,
                        (Vortech Engineering Inc.),
                        VRDN, 3.45%, 9/2/98 (LOC:
                        Bank of Hawaii)                             3,040,000
          1,468,364  California State Economic
                        Development Financing Auth.
                        Industrial Development Rev.,
                        (Wesflex Pipe Manufacturing),
                        VRDN, 2.95%, 9/3/98 (LOC:
                        Wells Fargo Bank, N.A.)                     1,468,364
          2,500,000  California State Economic
                        Development Financing Auth.
                        Rev., Series 1998 B, (California
                        Independent System), VRDN,
                        3.20%, 9/1/98 (LOC: Bank of
                        America N.T. & S.A.)                        2,500,000
          3,000,000  California State GO, Series 1997
                        BJ, 4.125%, 6/1/99                          3,000,523
          5,000,000  California State Veterans GO,
                        VRDN, 3.26%, 9/3/98 (FSA)
                        (SBBPA: Merrill Lynch & Co.,
                        Inc.) (Acquired 12/30/97, Cost
                        $5,000,000)(1)                              5,000,000
          1,000,000  California Statewide Communities
                        Auth. Industrial Development
                        Rev., Series 1998 C, (Nichols
                        Pistachio), VRDN, 3.00%,
                        9/3/98 (LOC: Bank of America
                        N.T. & S.A.)                                1,000,000
          5,900,000  California Statewide Communities
                        Development Auth. Multifamily
                        Housing Rev., Series 1997 A,
                        (Plaza Club Apartments), VRDN,
                        3.15%, 9/2/98 (LOC:
                        Comerica Bank, N.A.)                        5,900,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

         $1,200,000  California Statewide Communities
                        Development Auth. Multifamily
                        Housing Rev., Series 1997 G,
                        (Sunrise of Moraga), VRDN,
                        3.15%, 9/3/98 (LOC:
                        Commerzbank A.G.)                      $    1,200,000
          1,365,000  California Statewide Communities
                        Development Auth. Rev., Series
                        1996 G, (Lansmont Property),
                        VRDN, 2.85%, 9/2/98 (LOC:
                        Wells Fargo Bank, N.A.)                     1,365,000
          3,615,000  Contra Costa County COP,
                        (Concord Healthcare Center),
                        VRDN, 3.35%, 9/2/98 (LOC:
                        NationsBank, N.A.)                          3,615,000
          1,800,000  Fowler Industrial Development
                        Auth. Rev., (Bee Sweet Citrus
                        Inc.), VRDN, 3.35%, 9/3/98
                        (LOC: Bank of America N.T. &
                        S.A.)                                       1,800,000
          1,000,000  Irvine Industrial Development Auth.
                        Rev., Series 1997 A, (Sabritec),
                        VRDN, 3.50%, 9/2/98 (LOC:
                        Union Bank of California, N.A.)             1,000,000
          2,200,000  Lassen Municipal Utility District
                        Rev., Series 1996 A, VRDN,
                        2.90%, 9/3/98 (FSA) (SBBPA:
                        Credit Local de France)                     2,200,000
          2,225,000  Los Angeles Industrial
                        Development Auth. Rev.,
                        (Alliance Resources), VRDN,
                        2.40%, 9/2/98 (LOC: California
                        State Teachers' Retirement
                        System)                                     2,225,000
          1,900,000  Los Angeles Industrial
                        Development Auth. Rev., (Delta
                        Tau Data System Inc.), VRDN,
                        2.40%, 9/2/98 (LOC: California
                        State Teachers' Retirement
                        System)                                     1,900,000
          1,450,000  Los Angeles Industrial
                        Development Auth. Rev.,
                        (Firstclass Foods-Trojan), VRDN,
                        2.40%, 9/2/98 (LOC: California
                        State Teachers' Retirement
                        System)                                     1,450,000
          2,065,000  Los Angeles Industrial
                        Development Auth. Rev., (Kairak
                        Inc.), VRDN, 3.25%, 9/2/98
                        (LOC: Bank of Hawaii)                       2,065,000
          2,160,000  Los Angeles Industrial
                        Development Auth. Rev.,
                        (Keystone Engineering
                        Company), VRDN, 3.25%,
                        9/2/98 (LOC: Bank of Hawaii)                2,160,000
          3,500,000  Los Angeles Multifamily Housing
                        Rev., Series 1997 D, (Mission
                        Village Terrace), VRDN, 2.70%,
                        9/3/98 (LOC: FHLB)                          3,500,000

See Notes to Financial Statements


                                                www.americancentury.com       15


Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

         $2,900,000  Orange County Industrial
                        Development Auth. Rev., Series
                        1997 A, (Control Air
                        Conditioning), VRDN, 3.45%,
                        9/2/98 (LOC: California State
                        Teachers' Retirement System)           $    2,900,000
          3,220,000  Orange County Public Financing
                        Auth. Waste Management
                        Systems Rev., 4.75%, 12/1/98
                        (AMBAC)                                     3,226,667
          1,300,000  Orange County Sanitation District
                        COP, VRDN, 3.15%, 9/1/98
                        (LOC: National Westminster
                        Bank PLC)                                   1,300,000
          3,600,000  Oxnard Industrial Development
                        Auth. Rev., (Western Saw
                        Manufacturers), VRDN, 2.90%,
                        9/2/98 (LOC: California State
                        Teachers' Retirement System)                3,600,000
          2,400,000  Pinole Redevelopment Agency,
                        Series 1998 A, (East Bluff
                        Apartments), VRDN, 2.95%,
                        9/3/98 (LOC: Comerica
                        Bank-CA)                                    2,400,000
          2,660,000  Pleasant Hill Redevelopment
                        Agency Multifamily Housing
                        Rev., Series 1996 A,
                        (Chateau III), VRDN, 3.15%,
                        9/3/98 (LOC: Commerzbank
                        A.G.)                                       2,660,000
          2,000,000  Rialto Public Financing Auth.
                        Tax Allocation,  Series
                        1998 A, (Agua Mansa & Industrial),
                        VRDN, 3.75%, 9/2/98 (LOC:
                        Union Bank of California, N.A.)             2,000,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

         $2,205,000  Riverside County Industrial
                        Development Auth. Rev.,
                        (Merrick Engineering Inc.),
                        VRDN, 3.45%, 9/2/98 (LOC:
                        Wells Fargo Bank, N.A.)                $    2,205,000
          9,500,000  Sacramento County Housing Auth.
                        Rev., Issue 1992 A, (Shadowood
                        Apartments), VRDN, 2.55%,
                        9/2/98 (LOC: General Electric
                        Capital Corp.)                              9,500,000
          9,840,000  San Bernardino County Single
                        Family Mortgage Rev., Series
                        1998 A, 4.00%, 5/1/99
                        (GNMA/FNMA Collateral)                      9,840,000
          3,500,000  San Diego County Tax and Rev.
                        Anticipation Notes, 4.50%,
                        9/30/98 (LOC: Bank of Nova
                        Scotia, Canadian Imperial Bank,
                        Commerzbank A.G.)                           3,501,763
            900,000  San Diego Industrial Development
                        Rev., Series 1987 A,
                        (Kaiser Aerospace and Electricity),
                        VRDN, 2.90%, 9/3/98 (LOC:
                        ABN Amro Bank N.V.)                           900,000
          2,800,000  San Francisco City & County
                        Airport Rev., (Community
                        International Airport, SGA 50),
                        VRDN, 3.30%, 9/2/98 (MBIA)
                        (SBBPA: Societe Generale)                   2,800,000
          3,000,000  San Jose Multifamily Housing Rev.,
                        Series 1998 A, (Carlton Plaza),
                        VRDN, 2.75%, 9/3/98 (LOC:
                        Commerzbank A.G.)                           3,000,000
          1,500,000  Santa Barbara County Tax & Rev.
                        Anticipation Notes, Series
                        1997 A, 4.50%, 10/1/98                      1,500,735
                                                             -----------------
TOTAL INVESTMENT SECURITIES--100.0%                              $172,403,052
                                                             =================

                                              See Notes to Financial Statements


16      1-800-345-2021


Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The aggregate value of these securities at August 31, 1998, was $20,185,000, which represented 11.7% of net assets. None of these securities are considered to be illiquid.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                www.americancentury.com       17


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                   TAX-FREE           MUNICIPAL
AUGUST 31, 1998                                  MONEY MARKET       MONEY MARKET

ASSETS
Investment securities, at value
(amortized cost and cost
for federal income tax purposes)
(Note 1) ...................................    $ 456,861,275     $ 172,403,052
Cash .......................................        1,121,640         1,795,748
Interest receivable ........................        2,351,137           783,271
                                                -------------     -------------

                                                  460,334,052       174,982,071
                                                -------------     -------------
LIABILITIES
Disbursements in excess
of demand deposit cash .....................        1,567,826         2,291,746
Payable for investments purchased ..........        2,427,024              --
Payable for capital shares redeemed ........          154,038            24,943
Accrued management fees
(Note 2) ...................................          190,645            73,140
Payable for trustees' fees
and expenses ...............................              959               620
                                                -------------     -------------
                                                    4,340,492         2,390,449
                                                -------------     -------------

Net Assets .................................    $ 455,993,560     $ 172,591,622
                                                =============     =============
CAPITAL SHARES
Outstanding (unlimited number
of shares authorized) ......................      455,993,563       172,628,461
                                                =============     =============

Net Asset Value Per Share ..................    $        1.00     $        1.00
                                                =============     =============
NET ASSETS CONSIST OF:
Capital paid in ............................    $ 455,993,563     $ 172,628,461
Undistributed net investment income ........          299,086           122,436
Accumulated net realized loss
on investment transactions .................         (299,089)         (159,275)
                                                -------------     -------------
                                                $ 455,993,560     $ 172,591,622
                                                =============     =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; and net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


18      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

                                                   TAX-FREE           MUNICIPAL
YEAR ENDED AUGUST 31, 1998                        MONEY MARKET      MONEY MARKET

INVESTMENT INCOME

Income:
Interest ...................................     $ 15,542,270      $  6,258,285
                                                 ------------      ------------
Expenses (Note 2):
Management fees ............................        2,159,236           845,834
Trustees' fees and expenses ................           12,683             8,166
                                                 ------------      ------------
                                                    2,171,919           854,000
                                                 ------------      ------------
Net investment income ......................       13,370,351         5,404,285
                                                 ------------      ------------
NET REALIZED LOSS ON INVESTMENTS
Net realized loss on investments ...........             (580)             (669)
                                                 ------------      ------------
Net Increase in Net Assets
Resulting from Operations ..................     $ 13,369,771      $  5,403,616
                                                 ============      ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

See Notes to Financial Statements


                                                www.americancentury.com       19


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED AUGUST 31, 1998 AND AUGUST 31, 1997


                                            TAX-FREE MONEY MARKET             MUNICIPAL MONEY MARKET
Increase (Decrease) in Net Assets          1998              1997             1998             1997
OPERATIONS
Net investment income .............   $  13,370,351    $  13,240,936    $   5,404,285    $   5,718,165
Net realized loss on investments ..            (580)            --               (669)            --
                                      -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations .......      13,369,771       13,240,936        5,403,616        5,718,165
                                      -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........     (13,369,357)     (13,314,031)      (5,398,614)      (5,716,498)
                                      -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........     434,812,626      419,433,691      153,582,331      161,382,680
Proceeds from reinvestment
of distributions ..................      12,745,632       12,569,974        5,174,073        5,431,054
Payments for shares redeemed ......    (409,349,170)    (439,992,918)    (156,647,128)    (192,858,059)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets from capital
  share transactions ..............      38,209,088       (7,989,253)       2,109,276      (26,044,325)
                                      -------------    -------------    -------------    -------------
Net increase (decrease)
in net assets .....................      38,209,502       (8,062,348)       2,114,278      (26,042,658)

NET ASSETS
Beginning of year .................     417,784,058      425,846,406      170,477,344      196,520,002
                                      -------------    -------------    -------------    -------------
End of year .......................   $ 455,993,560    $ 417,784,058    $ 172,591,622    $ 170,477,344
                                      =============    =============    =============    =============
Undistributed net
investment income .................   $     299,086    $     397,834    $     122,436    $     116,765
                                      =============    =============    =============    =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ..............................     434,812,626      419,433,691      153,582,331      161,382,680
Issued in reinvestment
of distributions ..................      12,745,632       12,569,974        5,174,073        5,431,054
Redeemed ..........................    (409,349,170)    (439,992,918)    (156,647,128)    (192,858,059)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) ...........      38,209,088       (7,989,253)       2,109,276      (26,044,325)
                                      =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California Tax-Free Money Market Fund (Tax-Free Money Market) and American Century - Benham California Municipal Money Market Fund (Municipal Money Market) (the Funds) are two of the seven funds issued by the Trust. Tax-Free Money Market is diversified and Municipal Money Market is non-diversified under the 1940 Act. The Funds seek income which is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     Security Valuations--Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

     Distributions to Shareholders--Distributions from net investment income are declared and credited daily and distributed monthly. The Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions. For the year ended August 31, 1998, 100% (unaudited) of the Funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

     At August 31, 1998, accumulated net realized capital loss carryovers for Tax-Free Money Market of approximately $299,089 (expiring 1999 through 2006) and for Municipal Money Market of approximately $159,275 (expiring 2003 through
2006) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     Additional Information-- Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                               www.americancentury.com       21


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule is as follows:

     0.2700% of the first $1 billion
     0.2270% of the next $1 billion
     0.1860% of the next $3 billion
     0.1690% of the next $5 billion
     0.1580% of the next $15 billion
     0.1575% of the next $25 billion
     0.1570% of the average daily net assets over $50 billion

     The annualized Complex Fee (for all Funds) schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.


22       1-800-345-2021


Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                         1998           1997           1996            1995             1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year ...............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income .........          0.03            0.03            0.03            0.03            0.02
                                    -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ....         (0.03)          (0.03)          (0.03)          (0.03)          (0.02)
                                    -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ....   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    ===========     ===========     ===========     ===========     ===========
  Total Return(1) ...............          3.12%           3.17%           3.12%           3.31%           2.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...........          0.50%           0.49%           0.49%           0.52%           0.50%
Ratio of Net Investment
Income to Average Net Assets ....          3.07%           3.10%           3.12%           3.28%           2.07%
Net Assets, End
of Year (in thousands) ..........   $   455,994     $   417,784     $   425,846     $   414,099     $   371,074

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                               www.americancentury.com        23


Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

                                         FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                         1998           1997            1996            1995             1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year ...............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income .........          0.03            0.03            0.03            0.03            0.02
                                    -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ....         (0.03)          (0.03)          (0.03)          (0.03)          (0.02)
                                    -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ....   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    ===========     ===========     ===========     ===========     ===========
  Total Return(1) ...............          3.20%           3.15%           3.23%           3.35%           2.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...........          0.50%           0.52%           0.53%           0.53%           0.51%
Ratio of Net Investment
Income to Average Net Assets ....          3.16%           3.10%           3.20%           3.31%           2.13%
Net Assets, End
of Year (in thousands) ..........   $   172,592     $   170,477     $   196,520     $   191,722     $   243,701

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                              See Notes to Financial Statements


24       1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the

American Century California Tax-Free and Municipal Funds and Shareholders of the American Century-Benham California Tax-Free Money Market Fund and the American Century-Benham California Municipal Money Market Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century-Benham California Tax-Free Money Market Fund and the American Century-Benham California Municipal Money Market Fund (two of the funds constituting American Century California Tax-Free and Municipal Funds), hereafter referred to as the "Funds") at August 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended August 31, 1997 and the financial highlights for each of the four years in the period ended August 31, 1997 for each fund were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
October 14, 1998


                                               www.americancentury.com        25


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     California Tax-Free Money Market and California Municipal Money Market seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price by investing in high-quality
California municipal money market securities with remaining maturities of 13 months or less.

     An investment in these funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

LIPPER RANKINGS

     Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the California Tax-Free Money Market and Municipal Money Market is:

     California   Tax-Exempt   Money  Market   Funds   --funds  that  invest  in
high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGER
     TODD PARDULA
CREDIT RESEARCH MANAGER
     STEVEN PERMUT


26       1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 23-24.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's 7-Day Current Yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of entities that issued securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* MUNICIPAL COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* PUT BONDS--long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE NOTES--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                               www.americancentury.com        27


Notes
--------------------------------------------------------------------------------


28       1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9810                              (c)1998 American Century Services Corporation
SH-BKT-13910                                            Funds Distributor, Inc.

[front cover]                                                    August 31, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
------------------------------------
CALIFORNIA LIMITED-TERM TAX-FREE
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
CALIFORNIA LONG-TERM TAX-FREE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group

California Limited-Term Tax-Free
(BCSTX)

California Intermediate-Term Tax-Free
(BCITX)

California Long-Term Tax-Free
(BCLTX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the year ended August 31, 1998, U.S. interest rates fell as global economic and financial conditions worsened. Falling interest rates, combined with increased demand, sparked a rally in the municipal bond market. Although demand for municipal bonds wasn't as strong as for Treasury bonds, it was still enough to boost bond prices and put downward pressure on yields. In California, global economic weakness began to infiltrate the strong state economy, encouraging investors to keep a closer watch on the financial health of municipal bond issuers.

     Within  this  environment,   the  Benham  California  Tax-Free  Bond  funds
continued to perform well. All three funds provided returns that exceeded the average returns of their fund peers.

     The current market environment illustrates the importance of a diversified investment portfolio. While bonds produced positive returns, stock markets worldwide suffered sharp declines. Diversifying your assets among stocks, bonds and money market funds can help weatherproof your portfolio against changes in the economic or investment climate.

     On the corporate front, we have been expanding the products and services offered by our new American Century Brokerage. Our brokerage operation offers a wide range of investment options and features, including individual securities, mutual funds from hundreds of companies, a Gold MasterCard ATM/debit card, a secured credit line, and 24-hour telephone and Internet access. Call our Investor Services representatives or visit our Web site for more details.

     We also have a huge effort underway to prepare American Century's computer systems for the year 2000 (Y2K). A team of technology professionals is working to address Y2K-related issues. Through the rest of 1998 and 1999, we will be extensively testing all of our systems, including those involved with dividend payments to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
CALIFORNIA LIMITED-TERM TAX-FREE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Schedule of Investments ................................................    9
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
   Performance Information ................................................   13
   Management Q&A .........................................................   14
   Portfolio at a Glance ..................................................   14
   Schedule of Investments ................................................   17
CALIFORNIA LONG-TERM TAX-FREE
   Performance Information ................................................   23
   Management Q&A .........................................................   24
   Portfolio at a Glance ..................................................   24
   Schedule of Investments ................................................   27
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ............................................................   31
   Statements of Operations ...............................................   32
   Statements of Changes
   in Net Assets ..........................................................   33
   Notes to Financial
   Statements .............................................................   34
   Financial Highlights ...................................................   37
   Report of Independent
   Accountants ............................................................   40
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies ........................................................   41
      Comparative Indices .................................................   41
      Lipper Rankings .....................................................   41
      Investment Team
      Leaders .............................................................   41
      Credit Rating
      Guidelines ..........................................................   41
   Glossary ...............................................................   42


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds posted moderate gains during the year ended August 31, 1998, as interest rates fell across the board.

* A global economic slowdown erased fears about inflation and created greater investor demand for bonds.

* Although economic conditions favored bonds, a 47% increase in new issuance limited the price gains of municipal securities.

* The gap between Treasury and municipal bond yields narrowed to its tightest level since 1986, making municipal yields extremely attractive on a tax-adjusted basis.

CREDIT REVIEW

* A robust state economy and healthy tax revenues enhanced municipal credit conditions in California.

* Strong job growth and consumer spending helped the state produce a budget surplus.

* Recent slowing in California's economy has made us cautiously optimistic about credit conditions going forward.

CALIFORNIA LIMITED-TERM TAX-FREE

*   The   fund   performed   well   compared   with   the   average   California
    short-intermediate fund while offering an attractive yield.

* The fund's slightly longer average maturity--a measure of the portfolio's sensitivity to interest rates--compared with its peers contributed to the fund's solid performance.

* Looking ahead, we will continue working with our strong credit research team and try to add value by modifying the portfolio's structure.

CALIFORNIA INTERMEDIATE-TERM TAX-FREE

* The fund performed well, outpacing the returns of both its peers and benchmark while providing a competitive yield.

* Taking advantage of changes in the shape of the municipal yield curve was one of the more prominent ways we tried to enhance returns.

*   For  the  near  term,   we  will  be  looking  to  add   securities  in  the
    middle-maturity range as we begin to unwind our profitable barbell.

CALIFORNIA LONG-TERM TAX-FREE

* The fund offered a higher yield and a better one-year return than the average California municipal debt fund.

* California Long-Term Tax-Free was positioned to take advantage of falling interest rates, with a longer duration and an emphasis on discount bonds.

* We invested mainly in high-quality bonds because we were getting very little extra yield for lower-quality securities.

* We expect interest rates to continue to decline, so we plan to maintain the fund's current positioning going forward.

[left margin]

            CALIFORNIA LIMITED-TERM
                   TAX-FREE
                    (BCSTX)
TOTAL RETURNS:                 AS OF 8/31/98
    6 Months                          2.53%*
    1 Year                             5.40%
NET ASSETS:                   $130.1 million
30-DAY SEC YIELD:                      3.45%
INCEPTION DATE:                       6/1/92


            CALIFORNIA INTERMEDIATE-
                 TERM TAX-FREE
                    (BCITX)
TOTAL RETURNS:                 AS OF 8/31/98
    6 Months                          2.88%*
    1 Year                             7.00%
NET ASSETS:                   $460.6 million
30-DAY SEC YIELD:                      3.70%
INCEPTION DATE:                      11/9/83


            CALIFORNIA LONG-TERM
                   TAX-FREE
                    (BCLTX)
TOTAL RETURNS:                 AS OF 8/31/98
    6 Months                          3.89%*
    1 Year                             9.25%
NET ASSETS:                   $325.2 million
30-DAY SEC YIELD:                      4.32%
INCEPTION DATE:                      11/9/83

* Not annualized.

See Total Returns on pages 5, 13 and 23. Investment terms are defined in the Glossary on page 42.


2       1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

SOLID MUNICIPAL BOND PERFORMANCE

     Municipal securities posted solid gains during the year ended August 31, 1998. Interest rates declined and bond prices rose as a global economic slowdown alleviated inflation fears.

     Municipal bond yields fell across the board, with most of the decline occurring in late 1997. Long-term municipal bonds, which are most sensitive to interest rate changes, reaped the biggest price gains as rates fell.

WEAKENING ECONOMIC CONDITIONS

     The catalyst for falling interest rates was a series of financial crises around the world that threatened to apply the brakes to global economic growth. Asia's financial problems came to light in late 1997 and mushroomed in 1998. By mid-1998, the contagion had spread to Russia and Latin America.

     One effect of these crises was to calm fears that inflationary pressures were intensifying. This was especially welcome in the U.S., where unemployment was at a 28-year low and consumer spending remained very robust. The tranquilizing effect on inflation allowed the Federal Reserve to keep its short-term interest rate barometer steady during the period.

     The global economic problems wreaked havoc on stock markets worldwide. Investors grew concerned about the outlook for corporate profits, and the ensuing stock market volatility created greater demand for bonds.

TREASURYS BEAT MUNICIPALS

     The biggest benefactor of the global turmoil was the U.S. Treasury bond Randall W. Merk, director of fixed-income market. Investors fleeing volatile markets looked for safe haven in Treasury bonds. This "flight to quality" sent U.S. interest rates down to levels not seen in three decades--the 30-year Treasury bond yield ended the period at an all-time low of 5.27%.

     The demand for municipal bonds, while remaining firm, couldn't keep pace with the growing appetite for Treasurys. International investors don't benefit from the tax-exempt status of municipal securities, so they prefer the higher yields and greater liquidity offered by Treasurys.

     In addition, municipal bond issuance expanded over the past year as issuers scrambled to take advantage of low interest rates. For the first eight months of 1998, new issue volume was up 47% compared with the previous year.

     As a result, Treasury bonds outperformed municipals, and the difference--or spread--between the yields of Treasury and municipal securities narrowed substantially (see the accompanying chart). By the end of the period, the yield spread between a 10-year Treasury and a 10-year municipal bond was the tightest it's been in 12 years.

      At these levels, municipal bonds offer extremely attractive yields on a tax-equivalent basis. As of August 31, an investor in the highest federal tax bracket could earn a tax-adjusted yield of more than 7% on a 10-year municipal bond, well above the 5% yield on the 10-year Treasury.

[right margin]

"LONG-TERM MUNICIPAL BONDS, WHICH ARE MOST SENSITIVE TO INTEREST RATE CHANGES, REAPED THE BIGGEST PRICE GAINS AS RATES FELL."

[line chart - data below]

10-YEAR TREASURY YIELDS VS. 10-YEAR AAA MUNICIPAL YIELDS

            10-Year Treasury      10-Year AAA Municipal
8/31/97           6.33%                 4.72%
9/30/97           6.10%                 4.59%
10/31/97          5.83%                 4.54%
11/30/97          5.85%                 4.59%
12/31/97          5.74%                 4.41%
1/31/98           5.51%                 4.34%
2/28/98           5.61%                 4.37%
3/31/98           5.65%                 4.45%
4/30/98           5.67%                 4.54%
5/31/98           5.55%                 4.44%
6/30/98           5.44%                 4.40%
7/31/98           5.49%                 4.42%
8/31/98           4.97%                 4.27%

Source: Bloomberg Financial Markets

"BY THE END OF THE PERIOD, THE YIELD SPREAD BETWEEN A 10-YEAR TREASURY AND A 10-YEAR MUNICIPAL BOND WAS THE TIGHTEST IT'S BEEN IN 12 YEARS."


                                               www.americancentury.com        3


California Municipal Credit Review
--------------------------------------------------------------------------------

     Municipal credit conditions in California continued to improve during the year ended August 31, 1998. The robust state economy helped increase tax revenues for state and local governments. However, recent economic trends indicate a slowing in California's economy, so we are cautiously positive about state credit conditions going forward.

CALIFORNIA ECONOMY IN HIGH GEAR

     Economic growth in California was extremely healthy during the past year. The state remains the hub of leading-edge technology firms, and it has also benefited from vibrant tourism and entertainment industries. Although the Asian financial crisis began to hurt the state's exports in late 1997, other large trading partners--especially Mexico and Europe--picked up the slack, helping exports grow overall during the period. Strong demand for housing fueled a boom in the construction industry, which experienced the largest employment growth in the state.

     California jobs grew by 3.5% during the first half of 1998, compared to 2.6% nationally. The unemployment rate in 15 counties fell below 5%, while statewide unemployment hit its lowest level since the mid-1980s. Job growth was strongest in southern California--Los Angeles County alone added 100,000 jobs between July 1997 and July 1998, and four out of the five fastest-growing metropolitan areas are in the Southland.

     One of the biggest benefactors of California's hearty economy has been the state's general fund. The state budget is very economically dependent, relying on income and sales tax revenues for much of its funding. Thanks to higher-than-expected tax revenues, California erased its accumulated deficit and produced a surplus. The state put a portion of the surplus in an emergency reserve fund for periods of economic uncertainty; the remainder allowed the state to cut vehicle licensing fees and reinstate some tax credits.

CHANGES ON THE HORIZON

     Recently, we've seen evidence that the state's economy has started to slow down. Six of the state's 10 largest foreign trading partners are in Asia, and other crucial export markets--Mexico, Canada, Europe--are also struggling. Although foreign exports make up only 5% of the state's economy, California businesses also compete domestically with cheaper imports from Asia and elsewhere.

     The San Francisco Bay Area, which is more export-oriented and dominated by technology companies, is already feeling the strain. Many high-tech companies are beginning to cut costs (and jobs) in order to remain competitive.

THE OUTLOOK

     After one of the most severe downturns in the state's history, California has experienced explosive economic growth over the last few years. Going forward, however, forecasts are calling for slower but more sustainable levels of growth.

     As a result of fundamental changes over the past decade, the state's economy is more diversified and better able to withstand economic downturns. However, continued dependence on economically sensitive revenues leaves the state's recently improved financial position vulnerable to a pronounced slowdown.

     From a long-term perspective, we're still positive on California's economy and credit conditions, but we're cautious over the near term because of uncertainty about the impact that the global economic crisis will have on the state.

[left margin]

"ECONOMIC GROWTH IN CALIFORNIA WAS EXTREMELY HEALTHY DURING THE PAST YEAR."

[line chart - data below]

EMPLOYMENT GROWTH
              California           U.S.
'91             -3.5%             -1.5%
'92              0.1%              0.3%
'93             -0.8%              1.8%
'94              1.7%              3.1%
'95              0.6%              2.7%
'96              1.4%              2.1%
'97              3.9%              2.5%
'98              2.4%              2.6%

Source: Employment Development Department, Bureau of Labor Statistics

"CALIFORNIA JOBS GREW BY 3.5% DURING THE FIRST HALF OF 1998, COMPARED TO 2.6% NATIONALLY."


4       1-800-345-2021


California Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1998
                                                      INCEPTION 6/1/92
                       CALIFORNIA LIMITED-   LEHMAN 3-YEAR   CALIF. SHORT-INTERM. MUNICIPAL DEBT FUNDS(2)
                         TERM TAX-FREE      MUNI BOND INDEX      AVERAGE RETURN    FUND'S RANKING
------------------------------------------------------------------------------------------------------
6 MONTHS(1) ..............    2.53%             2.64%                2.21%              --
1 YEAR ...................    5.40%             5.76%                5.09%          6 OUT OF 12
------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..................    4.90%             5.11%                4.61%          5 OUT OF 10
5 YEARS ..................    4.38%             4.90%                4.51%          4 OUT OF 4
LIFE OF FUND .............    4.85%            5.25%(3)              5.08%(3)       2 OUT OF 2(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 6/30/92, the date nearest the fund's inception for which return data are available.

See pages 41-42 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 8/31/98:
Limited-Term Tax-Free              $13,350
Lehman 3-Year Municipal Index      $13,712

                   Limited-Term         Lehman 3-Year
                     Tax-Free          Municipal Index

DATE                ACCT VALUE           ACCT VALUE
6/30/92*             $10,000              $10,000
9/30/92              $10,202              $10,232
12/31/92             $10,337              $10,325
3/31/93              $10,538              $10,534
6/30/93              $10,675              $10,692
9/30/93              $10,833              $10,844
12/31/93             $10,948              $10,966
3/31/94              $10,800              $10,819
6/30/94              $10,861              $10,937
9/30/94              $10,955              $11,040
12/31/94             $10,881              $11,041
3/31/95              $11,206              $11,350
6/30/95              $11,432              $11,591
9/30/95              $11,596              $11,838
12/31/95             $11,785              $12,020
3/31/96              $11,814              $12,087
6/30/96              $11,905              $12,185
9/30/96              $12,072              $12,346
12/31/96             $12,248              $12,555
3/31/97              $12,292              $12,605
6/30/97              $12,533              $12,838
9/30/97              $12,748              $13,058
12/31/97             $12,902              $13,243
3/31/98              $13,031              $13,379
6/30/98              $13,154              $13,531
8/31/98              $13,350              $13,712

$10,000 investment made 6/30/92

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman 3-Year Municipal Bond Index is provided for comparison in each chart. California Limited-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED AUGUST 31)

                           Limited-Term        Lehman 3-Year
                             Tax-Free         Municipal Index
06/30/92-08/31/92              1.47%              2.73%
08/31/92-08/31/93              6.15%              6.38%
08/31/93-08/31/94              1.90%              2.51%
08/31/94-08/31/95              5.33%              6.68%
08/31/95-08/31/96              3.87%              3.95%
08/31/96-08/31/97              5.42%              5.65%
08/31/97-08/31/98              5.40%              5.76%

* From 6/30/92 (the date nearest the fund's inception for which index data are available).


                                               www.americancentury.com        5


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------

     An interview with Joel Silva, a portfolio manager on the California Limited-Term Tax-Free fund investment team.

HOW DID CALIFORNIA LIMITED-TERM TAX-FREE PERFORM FOR THE FISCAL YEAR ENDED AUGUST 31, 1998?

     The fund performed well compared with its peers while slightly underperforming its benchmark. For the year ended August 31, 1998, California Limited-Term Tax-Free returned 5.40%, compared with the 5.09% average return of the 12 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services, and the 5.76% return of the fund's benchmark, the Lehman 3-Year Municipal Bond Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

     The fund also offered an attractive yield compared with the average California short-intermediate fund. California Limited-Term Tax-Free's 30-day SEC yield on August 31, was 3.45%, compared with the 3.01% average yield of its peers.

WHY  DID  THE  FUND  PERFORM   WELL   COMPARED   WITH  THE  AVERAGE   CALIFORNIA
SHORT-INTERMEDIATE FUND?

     California Limited-Term Tax-Free's slightly longer average maturity compared with its peers was one contributing factor. Average maturity is a measure of the portfolio's sensitivity to changes in interest rates. The longer the average maturity, the more the fund's share price gains when interest rates fall, and the more the share price falls when rates rise. Conversely, a shorter average maturity means that a bond fund's share price fluctuates less when rates change. So, ideally, you want to have a longer average maturity when interest rates are falling and a shorter average maturity when rates are rising.

     Because we were fairly optimistic about interest rates heading lower, it made sense to keep the portfolio's average maturity slightly long. As interest rates declined during much of the fiscal year, California Limited-Term Tax-Free's returns were enhanced by the appreciation of the longer-term securities in the portfolio, but more importantly by the additional yield that these securities captured. Keep in mind that in a fund such as this, the majority of returns come from interest payments rather than price gains. That's why we work so closely with our research team to uncover securities that offer attractive yields at reasonable prices.

WHAT OTHER MANAGEMENT TECHNIQUES DID YOU FOCUS ON DURING THE FISCAL YEAR?

     Using the municipal yield curve to the portfolio's advantage was one of the more prominent ways we tried to enhance returns. (A yield curve graphically represents the relationship between bond maturities and yields. Yields are represented along the vertical axis and maturity along the horizontal.)

     Usually, a longer-maturity municipal security will have a higher yield than a shorter-maturity one of the same credit quality. That's mainly because there is less interest rate uncertainty in the near term than in the distant future. This difference in yields is referred to as the "spread".

     During most of the 12-month period, the spread between longer- and shorter-term securities narrowed as the yield curve flattened--yields on
longer-term   municipals  fell,  while  shorter-term  ones  remained  relatively constant.

[left margin]

"THE FUND OFFERED AN ATTRACTIVE YIELD COMPARED WITH THE AVERAGE CALIFORNIA SHORT-INTERMEDIATE FUND."

YIELDS AS OF AUGUST 31, 1998

30-DAY SEC YIELD                3.45%

30-DAY TAX-EQUIVALENT YIELDS
  34.70% TAX BRACKET            5.28%
  37.42% TAX BRACKET            5.51%
  41.95% TAX BRACKET            5.94%
  45.22% TAX BRACKET            6.30%


PORTFOLIO AT A GLANCE
                               8/31/98           8/31/97
NUMBER OF SECURITIES             86                75
WEIGHTED AVERAGE
MATURITY                       3.6 YRS           3.5 YRS
AVERAGE DURATION               3.0 YRS           2.9 YRS
EXPENSE RATIO                   0.52%             0.49%

Investment terms are defined in the Glossary on page 42.


6      1-800-345-2021


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WITH THOSE BASICS IN MIND, HOW DID YOU USE THE YIELD CURVE TO THE PORTFOLIO'S ADVANTAGE?

     Basically, we looked at yield spreads to determine which bond maturities were offering the best risk-adjusted returns. We then looked for securities in those ranges that matched our strict credit criteria and added them to the portfolio.

     When making these purchases, we modified the portfolio's maturity structure--the ratio of shorter- to longer-term municipals. During the majority of the fiscal year, the fund was "barbelled." That means the portfolio was heavily invested in securities in the shorter and longer parts of the fund's maturity spectrum, while underweighted in securities in the middle. We employed the barbell structure during times when the municipal yield curve was flattening--longer-term yields were falling faster than shorter-term ones.

     During part of the fiscal year, we also employed a "bullet" structure, which emphasizes securities in the middle of the portfolio's maturity spectrum while underweighting the ends. For instance, we used this structure to enhance returns early in 1998, when an abundance of new municipal issuance caused the difference between the yields of shorter- and longer-term municipal securities to grow, resulting in a steeper yield curve. A more bulleted structure has also been effective recently--the yield curve has shown signs of steepening because of an increase in retail demand for municipal securities.

IN ADDITION TO ADJUSTING THE PORTFOLIO'S MATURITY STRUCTURE, YOU MADE SOME CHANGES TO ITS CREDIT QUALITY AND COUPON STRUCTURE. WHEN DID YOU MAKE THESE CHANGES AND WHY?

     Most of the shift occurred recently, when we modified the portfolio to a more bulleted structure. The three- to five-year municipal securities we purchased to accomplish the shift were mostly rated A. The result (as shown in the table at right) was to decrease the securities rated AAA in the portfolio to around 43% while increasing the percentage of those rated A to roughly 36%.

     We favored the A securities at that time because they were attractively priced compared with higher-rated securities, which had rallied comparatively more, and therefore offered slightly less potential appreciation.

     Coupons were also a consideration. Retail sector interest in municipal securities was picking up, and such investors tend to favor the kinds of par bonds (bonds trading at face value) that we purchased. Therefore, we felt that the securities had the potential to appreciate nicely and also add slightly more yield than higher-rated securities would have. If interest rates continue to decline and the yield curve shows signs of flattening once again, we may sell some of the A securities in favor of higher-rated ones and shift the portfolio to a more barbelled stance.

[right margin]

"WE LOOKED AT YIELD SPREADS TO DETERMINE WHICH BOND MATURITIES WERE OFFERING THE BEST RISK-ADJUSTED RETURNS."

PORTFOLIO COMPOSITION BY CREDIT RATING
                   % OF FUND INVESTMENTS
                   AS OF             AS OF
                  8/31/98           2/28/98
AAA                 43%               49%
AA                  14%               18%
A                   36%               29%
BBB                  7%                4%


Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 41 for more information.


                                                 www.americancentury.com       7


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SPEAKING OF INTEREST RATES, WHERE DO YOU BELIEVE THEY ARE HEADED?

     The end of September marked the first time the Federal Reserve (the Fed--the U.S. central bank) has lowered interest rates in nearly three years. The question now is whether the Fed is poised for further rate cuts or not. Our feeling is that the Fed may not be done lowering rates. For one thing, the U.S. economy is proving less resilient to overseas turmoil than was originally hoped, and that has curtailed domestic growth. Inflation is also crawling ahead at a snail's pace, having risen only 1.6% annually for the first eight months of this year. Consumer confidence fell to its lowest level in a year during August, which could be a harbinger of slower consumer spending (the main driver of economic growth). To keep the U.S. economy from quietly slipping into recession, the Fed may find itself with little choice but to lower rates yet again in an effort to stimulate growth.

     A glaring uncertainty is whether all these events will actually translate into subdued consumer spending. If spending strengthens despite the overseas economic debacle, further U.S. rate reductions by the Fed may prove entirely unnecessary.

WHAT DOES THAT OUTLOOK MEAN FOR THE MUNICIPAL MARKET?

     Municipal bonds have yet to appreciate as sharply as Treasury securities. That's largely because of the surge in new municipal issuance early this year, and again in May. The good news is that issuance has subsequently tapered off. Most of the securities that would have been released as the year progressed have already been brought to market. From a supply standpoint, that means the amount of outstanding securities should remain relatively constant for the near term. Another factor working in favor of municipal securities is that they are very attractively priced compared with Treasury securities. That has created a viable opportunity for market participants to take advantage of the rally in interest rates, especially since investors of almost all tax brackets are better off in municipal securities from a tax-savings standpoint.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR CALIFORNIA LIMITED-TERM TAX-FREE GOING FORWARD?

     We will probably keep the portfolio's average maturity a bit long compared with the average California short-intermediate municipal fund for the near term. That should enhance returns if municipal bond yields continue to decline, which we believe they will. We will continue monitoring the municipal yield curve, looking for opportunities to add value by modifying the portfolio's structure. We will also continue working with our strong credit research team to uncover securities that we feel will improve the fund's yield and enhance returns.

[left margin]

"ANOTHER FACTOR WORKING IN FAVOR OF MUNICIPAL SECURITIES IS THAT THEY ARE VERY ATTRACTIVELY PRICED COMPARED WITH TREASURY SECURITIES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF AUGUST 31, 1998
Revenue                    49%
COPs/Leases                27%
GO                          9%
Prerefunded/ETM             7%
Land-Secured                7%
Other                       1%

AS OF FEBRUARY 28, 1998
Revenue                    45%
COPs/Leases                25%
Prerefunded/ETM            15%
GO                         10%
Land-Secured                4%
Other                       1%

Security types are defined on page 42.


8       1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
               $1,235,000  Association of Bay Area
                              Governments Finance Auth.
                              COP, (Episcopal Homes
                              Foundation), 4.50%, 7/1/03          $ 1,259,379
                1,245,000  Association of Bay Area
                              Governments Finance Auth.
                              COP, (Rhoda Haas Goldman
                              Plaza), 5.00%, 5/15/07
                              (California Mortgage Insurance)       1,301,672
                2,450,000  Association of Bay Area
                              Governments Finance Auth.
                              Rev. COP, (Episcopal Homes
                              Foundation), 4.80%, 7/1/06            2,528,131
                1,000,000  Burbank Unified School District
                              GO, 4.50%, 8/1/02 (FGIC)              1,028,340
                  540,000  California Educational Facilities
                              Auth. Rev., (Los Angeles
                              College Chiropractic), 4.15%,
                              11/1/98                                 540,432
                  565,000  California Educational Facilities
                              Auth. Rev., (Los Angeles
                              College Chiropractic), 4.45%,
                              11/1/99                                 569,486
                  590,000  California Educational Facilities
                              Auth. Rev., (Los Angeles
                              College Chiropractic), 4.60%,
                              11/1/00                                 597,039
                1,145,000  California Educational Facility
                              Auth. Rev., (Pepperdine
                              University), 5.125%, 1/15/02
                              (AMBAC)                               1,194,567
                1,140,000  California Educational Facility
                              Auth. Rev., Series 1995 A,
                              (Pooled College & University
                              Projects), 4.55%, 12/1/99             1,154,923
                1,080,000  California Educational Facility
                              Auth. Rev., Series 1995 A,
                              (Pooled College & University
                              Projects), 4.95%, 12/1/02             1,124,604
                1,710,000  California Educational Facility
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/01           1,806,102
                1,910,000  California Educational Facility
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/03           2,067,040
                  395,000  California Educational Facility
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.45%, 4/1/02                414,671
                  420,000  California Educational Facility
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.55%, 4/1/03                446,729

Principal Amount                                                     Value
--------------------------------------------------------------------------------

                 $440,000  California Educational Facility
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.65%, 4/1/04               $473,370
                  465,000  California Educational Facility
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.75%, 4/1/05                507,041
                  940,000  California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (Pooled College & University
                              Projects), 4.85%, 7/1/04                956,657
                1,180,000  California Health Facilities
                              Finance Auth. Rev., (Valley
                              Presbyterian Hospital), 5.25%,
                              5/1/02 (MBIA)                         1,238,599
                1,400,000  California Health Facilities Finance
                              Auth. Rev., Series 1993 A, (St.
                              Francis Memorial Hospital),
                              5.00%, 11/1/98(1)                     1,403,836
                1,750,000  California Health Facilities Finance
                              Auth. Rev., Series 1993 A, (St.
                              Francis Memorial Hospital),
                              5.50%, 11/1/01(1)                     1,844,553
                1,000,000  California Health Facilities Finance
                              Auth. Rev., Series 1998 A,
                              (Casa De Las Campanas),
                              5.00%, 8/1/04 (California
                              Mortgage Insurance)                   1,043,890
                1,245,000  California Health Facilities Finance
                              Auth. Rev., Series 1998 A,
                              (Kaiser Permanente), 5.00%,
                              6/1/06 (FSA)                          1,316,563
                1,600,000  California Public Works Board
                              Lease Rev., Series 1995 A,
                              (Department of Justice Building),
                              5.50%, 5/1/00                         1,647,744
                3,000,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Community Colleges),
                              5.00%, 4/1/02                         3,118,950
                1,065,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Science Center),
                              4.50%, 10/1/04                        1,094,916
                1,025,000  California Special Districts
                              Association Finance Corp. COP,
                              Series 1998 GG, (Special
                              Districts Financing), 4.25%,
                              9/1/02 (FSA)                          1,044,065
                1,600,000  California State GO, 6.70%,
                              10/1/01                               1,738,928
                2,325,000  California State GO, 6.10%,
                              2/1/02 (AMBAC)(2)                     2,500,212
                1,000,000  California Statewide Community
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/05 (AMBAC and
                              California Mortgage Insurance)        1,058,320

See Notes to Financial Statements


                                                www.americancentury.com       9


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

               $4,825,000  Central Valley Financing Auth.
                              Cogeneration Project Rev.,
                              (Carson Ice General), 4.50%,
                              7/1/01 (MBIA)(3)                     $4,932,260
                3,175,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity
                              Hospital), 5.50%, 6/1/02
                              (MBIA)                                3,368,072
                1,100,000  Clovis Unified School District
                              COP, (Stadium & Relocatables
                              Financing), 4.375%, 7/1/04            1,122,660
                1,000,000  Encinitas Unified School District
                              COP, 5.00%, 9/1/01                    1,033,290
                1,000,000  Imperial Irrigation District COP,
                              (Electrical Systems), 6.70%,
                              11/1/98                               1,005,510
                1,775,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.25%, 11/1/01 (AMBAC)                1,858,851
                1,400,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.25%, 11/1/05 (AMBAC)                1,512,098
                3,500,000  Local Government Financing Joint
                              Powers Auth. Rev., Series
                              1988 A, (Anaheim
                              Redevelopment Agency), 7.95%,
                              9/1/98, Prerefunded at 102%
                              of Par (MBIA)(1)                      3,570,000
                1,000,000  Los Angeles Building Auth. Lease
                              Rev., 4.90%, 5/1/03                   1,042,890
                  955,000  Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 5.30%,
                              5/1/01                                  992,302
                1,230,000  Los Angeles Community
                              Redevelopment Agency
                              Financing Auth. Rev., Series
                              1998 E, (Pooled
                              Financing-Monterey), 4.50%,
                              9/1/02 (FSA)                          1,262,816
                2,100,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1997 I,
                              (Central Business District),
                              5.00%, 11/15/01                       2,156,427
                1,800,000  Los Angeles Convention and
                              Exhibition Center COP, 6.60%,
                              8/15/99 (AMBAC)                       1,854,072
                1,000,000  Los Angeles Convention and
                              Exhibition Center COP, Series
                              1989 A, 7.30%, 8/15/99,
                              Prerefunded at 101.50% of Par(1)      1,051,700
                5,000,000  Los Angeles COP, (Equipment &
                              Real Estate Acquisition), 4.25%,
                              10/1/01                               5,069,850
                1,000,000  Los Angeles COP, (Equipment &
                              Real Estate Acquisition), 4.50%,
                              10/1/04                               1,024,830

Principal Amount                                                     Value
--------------------------------------------------------------------------------

               $1,265,000  Los Angeles County Capital
                              Asset Leasing Corporation Rev.,
                              5.625%, 12/1/03 (AMBAC)              $1,370,425
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., (Proposition C), 5.90%,
                              7/1/02 (AMBAC)                        1,076,600
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/05
                              (AMBAC)                               1,114,140
                2,645,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A, 5.50%,
                              7/1/02 (MBIA)                         2,810,154
                2,360,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 6.00%,
                              9/1/04 (MBIA)                         2,619,529
                1,500,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1997 A, (Master
                              Reference), 4.50%, 3/1/05
                              (FSA)                                 1,544,715
                2,000,000  Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park &
                              Open Space District), 5.00%,
                              10/1/01                               2,073,560
                1,015,000  Los Angeles County Schools
                              Regionalized Business Services
                              COP, Series 1997 C, 4.35%,
                              10/1/04 (FSA)                         1,037,675
                1,000,000  Los Angeles County Transportation
                              Community Sales Tax Rev.,
                              Series 1991 A, 6.30%, 7/1/01          1,067,740
                1,000,000  Los Angeles Rev. COP, 6.50%,
                              11/1/98                               1,005,180
                3,100,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              5.00%, 7/1/04 (FGIC)                  3,275,398
                1,000,000  Los Angeles Wastewater System
                              Rev., 6.70%, 2/1/00                   1,041,770
                1,250,000  Los Angeles Wastewater System
                              Rev., Series 1990 A, 6.80%,
                              2/1/01                                1,324,500
                1,000,000  Los Angeles Wastewater System
                              Rev., Series 1996 A, 6.00%,
                              2/1/03 (FGIC)                         1,088,430
                2,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.10%, 7/1/99                   2,045,140
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.375%, 7/1/02                  1,088,160
                2,000,000  Modesto, Stockton, Redding
                              Public Power Agency San Juan
                              Project Rev., Series 1997 G,
                              5.50%, 7/1/01 (MBIA)                  2,098,360

                                              See Notes to Financial Statements


10      1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

               $1,365,000  Ontario Redevelopment Financing
                              Auth. Rev., (Center City
                              Cimarron), 5.70%, 8/1/01
                              (MBIA)                               $1,440,744
                1,500,000  Orange County Transportation
                              Sales Tax Rev., 5.50%, 2/15/01
                              (AMBAC)                               1,563,870
                1,160,000  Oroville Hospital Rev., Series
                              1997 A, (Oroville Hospital),
                              4.75%, 12/1/04 (California
                              Mortgage Insurance)                   1,204,045
                1,000,000  Riverside County Asset Leasing
                              Corporation Leasehold Rev.,
                              Series 1993 A, (Riverside
                              County Hospital), 5.90%,
                              6/1/02                                1,069,620
                1,000,000  Sacramento County Multifamily
                              Housing Rev., Issue 1985 B,
                              (Parcwood Apartments), 4.80%,
                              9/1/02 (Guaranteed:
                              Connecticut General Life
                              Insurance)                            1,022,180
                4,485,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1993 D, 4.60%, 11/15/98(2)            4,495,854
                1,000,000  Sacramento Redevelopment
                              Agency Tax Allocation, Series
                              1998 A, (Merged Downtown
                              Redevelopment), 4.40%,
                              11/1/07 (FSA)                         1,018,160
                1,385,000  Sacramento Schools Insurance
                              Auth. Rev., Series 1993 C,
                              (Workers Compensation
                              Program), 5.75%, 6/1/03(1)            1,448,987
                2,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical
                              Center),  5.20%, 8/1/04
                              (MBIA)                                2,130,140
                1,500,000  San Diego County Tax and Rev.
                              Anticipation Notes, 4.50%,
                              9/30/99                               1,517,055
                2,000,000  San Diego Unified School District
                              COP, Series 1997 A, (Capital
                              Projects-Phase XIII), 5.00%,
                              7/1/00                                2,047,900
                2,930,000  San Francisco Port Commission
                              Rev., 5.25%, 7/1/99                   2,972,690
                1,000,000  San Jose Redevelopment Agency
                              Tax Allocation, (Merged Area
                              Redevelopment), 5.00%,
                              8/1/05 (AMBAC)                        1,061,420
                1,085,000  Santa Barbara County COP,
                              4.90%, 3/1/01                         1,114,718
                1,250,000  Santa Barbara County Tax and
                              Rev. Anticipation Notes, 4.50%,
                              10/1/99                               1,263,587
                1,000,000  Southern California Public Power
                              Auth. Electric Rev., 6.75%,
                              7/1/99                                1,026,940

Principal Amount                                                     Value
--------------------------------------------------------------------------------

               $1,000,000  Southern California Public Power
                              Auth. Power Project Rev., Series
                              1997 A, (Palo Verde), 5.00%,
                              7/1/04 (FSA)                         $1,055,510
                1,075,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 4.80%,
                              12/1/02                               1,103,165
                  725,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 4.80%,
                              12/1/03                                 744,915
                1,040,000  Victor Valley Joint Union High
                              School District GO, 5.60%,
                              9/1/04 (MBIA)                         1,133,485
                1,000,000  Virgin Islands Water and Power
                              Auth. Electric System Rev.,
                              5.00%, 7/1/02                         1,028,530
                                                                 -------------
TOTAL MUNICIPAL SECURITIES--95.0%                                 129,023,378
                                                                 -------------
   (Cost $126,185,099)

SHORT-TERM MUNICIPAL SECURITIES
                2,000,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 C, (Southern California
                              Edison), VRDN, 3.80%, 9/1/98          2,000,000
                1,200,000  Irvine Ranch California Water
                              District Rev., (Consolidated
                              Bonds), VRDN, 3.15%, 9/1/98
                              (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)        1,200,000
                3,575,000  Richmond Joint Powers Financing
                              Port Auth. Term Lease Rev.,
                              VRDN, 3.35%, 9/1/98 (LOC:
                              Union Bank of California, N.A.)       3,575,000
                                                                 -------------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES--5.0%                                          6,775,000
                                                                 -------------
  (Cost $6,775,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $135,798,378
                                                                 =============
   (Cost $132,960,099)

See Notes to Financial Statements


                                                www.americancentury.com       11


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

(1) Escrowed to maturity in U.S. Government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) When-issued security.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

                                              See Notes to Financial Statements


12      1-800-345-2021


California Interm.-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1998
                                INCEPTION 11/9/83
                       CALIFORNIA INTERM.  LEHMAN 5-YEAR  CALIF. INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
                        -TERM TAX-FREE       GO INDEX         AVERAGE RETURN    FUND'S RANKING
---------------------------------------------------------------------------------------------------
6 MONTHS(1) ..............   2.88%            2.91%              2.70%                --
1 YEAR ...................   7.00%            6.80%              6.79%           14 OUT OF 33
---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..................   6.39%            5.75%              6.21%            9 OUT OF 25
5 YEARS ..................   5.45%            5.38%              5.32%            5 OUT OF 14
10 YEARS .................   6.99%            6.96%              7.11%            2 OUT OF 2

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 41-42 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 8/31/98:
Intermediate-Term Tax-Free          $19,650
Lehman 5-Year GO Index              $19,589

                 Intermediate-Term     Lehman 5-Year
                     Tax-Free             GO Index
DATE                ACCT VALUE           ACCT VALUE
8/31/88              $10,000              $10,000
9/30/88              $10,111              $10,097
12/31/88             $10,228              $10,159
3/31/89              $10,205              $10,129
6/30/89              $10,637              $10,606
9/30/89              $10,715              $10,724
12/31/89             $11,040              $11,045
3/31/90              $11,099              $11,099
6/30/90              $11,337              $11,346
9/30/90              $11,419              $11,466
12/31/90             $11,811              $11,846
3/31/91              $12,044              $12,102
6/30/91              $12,232              $12,314
9/30/91              $12,664              $12,752
12/31/91             $13,037              $13,181
3/31/92              $12,973              $13,170
6/30/92              $13,412              $13,598
9/30/92              $13,766              $13,937
12/31/92             $13,961              $14,158
3/31/93              $14,422              $14,519
6/30/93              $14,810              $14,862
9/30/93              $15,286              $15,183
12/31/93             $15,455              $15,370
3/31/94              $14,840              $14,884
6/30/94              $14,956              $15,083
9/30/94              $15,099              $15,206
12/31/94             $14,880              $15,155
3/31/95              $15,662              $15,769
6/30/95              $15,989              $16,171
9/30/95              $16,438              $16,613
12/31/95             $16,894              $16,917
3/31/96              $16,779              $16,969
6/30/96              $16,891              $17,044
9/30/96              $17,229              $17,322
12/31/96             $17,611              $17,699
3/31/97              $17,601              $17,671
6/30/97              $18,106              $18,111
9/30/97              $18,564              $18,506
12/31/97             $18,926              $18,846
3/31/98              $19,091              $19,067
6/30/98              $19,293              $19,259
8/31/98              $19,650              $19,589

$10,000 investment made 8/31/88

The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman 5-Year General Obligation Index is provided for comparison in each chart. California Intermediate-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                         Intermediate-Term     Lehman 5-Year
                             Tax-Free            GO Index
08/31/88-08/31/89              7.28%              7.19%
08/31/89-08/31/90              6.16%              5.91%
08/31/90-08/31/91              9.74%             10.09%
08/31/91-08/31/92              9.18%              9.93%
08/31/92-08/31/93             10.42%              8.83%
08/31/93-08/31/94              1.11%              1.64%
08/31/94-08/31/95              7.09%              8.12%
08/31/95-08/31/96              4.79%              3.80%
08/31/96-08/31/97              7.39%              6.10%
08/31/97-08/31/98              7.00%              6.82%


                                               www.americancentury.com        13


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------

     An interview with Colleen Denzler, a portfolio manager on the California Intermediate-Term Tax-Free fund investment team.

HOW DID CALIFORNIA INTERMEDIATE-TERM TAX-FREE PERFORM FOR THE FISCAL YEAR ENDED AUGUST 31, 1998?

     The fund performed well, outpacing the returns of both its peers and benchmark. For the fiscal year ended August 31, 1998, California
Intermediate-Term Tax-Free returned 7.00%, compared with the 6.79% average return of the 33 "California Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services, and the 6.80% return of the fund's benchmark, the Lehman 5-Year General Obligation Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

     The fund's yield also compared favorably with the average California intermediate fund. California Intermediate-Term Tax-Free's 30-day SEC yield on August 31 was 3.70%, compared with the 3.69% average yield of its peers.

WHAT WAS BEHIND THE FUND'S FAVORABLE RETURNS VERSUS THE AVERAGE CALIFORNIA INTERMEDIATE FUND?

     Duration management was an important factor. Duration is a measure of the portfolio's sensitivity to changes in interest rates and is one of the more important tools we have to enhance returns. The longer the duration, the more the fund's share price gains when interest rates fall, and the more the share price falls when rates rise. Conversely, a shorter duration means that a bond fund's share price fluctuates less when rates change. So, ideally, you want to have a longer duration when interest rates are falling and a shorter duration when rates are rising.

     We kept California Intermediate-Term Tax-Free's duration slightly long compared with its peers because we were fairly optimistic that interest rates would move lower, which they did for most of the period.

     Keep in mind, though, that any adjustments we make are done conservatively, so the fund's duration is never far from that of the average California intermediate fund, even when we are bullish on rates.

WHAT OTHER MANAGEMENT TECHNIQUES DID YOU FOCUS ON DURING THE 12 MONTHS?

     Using the municipal yield curve to the portfolio's advantage was one of the more prominent ways we tried to enhance returns. (A yield curve graphically represents the relationship between bond maturities and yields. Yields are represented along the vertical axis and maturity along the horizontal.)

     Usually, a longer-maturity municipal security will have a higher yield than a shorter-maturity one of the same credit quality. That's mainly because there is less interest rate uncertainty in the near term than in the distant future. This difference in yields is referred to as the "spread."

     During most of the 12-month period, the spread between longer- and shorter-term securities narrowed as the yield curve flattened-- yields on longer-term municipals fell, while shorter-term ones remained relatively constant. Early in July, however, the curve began to steepen, causing the spread to widen as short-term yields fell dramatically.

[left margin]

"THE FUND PERFORMED WELL, OUTPACING THE RETURNS OF BOTH ITS PEERS AND
BENCHMARK."

YIELDS AS OF AUGUST 31, 1998

30-DAY SEC YIELD                    3.70%

30-DAY TAX-EQUIVALENT YIELDS
34.70% TAX BRACKET                  5.67%
37.42% TAX BRACKET                  5.91%
41.95% TAX BRACKET                  6.37%
45.22% TAX BRACKET                  6.75%


PORTFOLIO AT A GLANCE
                                   8/31/98           8/31/97
NUMBER OF SECURITIES                 151               142
WEIGHTED AVERAGE
MATURITY                           8.6 YRS           7.7 YRS
AVERAGE DURATION                   5.6 YRS           5.2 YRS
EXPENSE RATIO                       0.51%             0.48%

Investment terms are defined in the Glossary on page 42.


14       1-800-345-2021


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WITH THOSE BASICS IN MIND, HOW DID YOU USE THE YIELD CURVE TO THE PORTFOLIO'S ADVANTAGE?

     Basically, we looked at yield spreads to determine which bond maturities were offering the best risk-adjusted returns. We then looked for securities in those ranges that matched our strict credit criteria and added them to the portfolio. For example, in March we began purchasing longer-term municipal securities, because they were attractively priced. To keep the fund's duration from extending too far out, we also added some short-term securities.

     Adding these securities helped us modify the portfolio's maturity structure--the ratio of shorter- to longer-term municipals. Though the fund is typically "bulleted" (with the maturity of most holdings clustered in one area of the yield curve), we were able to move it more toward a "barbell" configuration. In a classic barbell structure, a portfolio is heavily invested in securities in the shorter and longer parts of the fund's maturity spectrum and underweighted in securities in the middle. A barbell structure tends to perform best when the municipal yield curve is moving from steep to flat, as was the case during the majority of the period--longer-term interest rates fell faster than shorter-term rates. When the curve began to steepen again in early July, as short-term yields plummeted, the short-term municipal paper that we added performed very well.

SPEAKING OF INTEREST RATES, WHERE DO YOU BELIEVE THEY ARE HEADED?

     The end of September marked the first time the Federal Reserve has lowered interest rates in nearly three years. The question now is whether the Fed is poised for further rate cuts or not. Our feeling is that the Fed may not be done lowering rates. For one thing, the U.S. economy is proving less resilient to overseas turmoil than was originally hoped, and that has curtailed domestic growth. Inflation is also crawling ahead at a snail's pace, having risen only 1.6% annually for the first eight months of this year. Consumer confidence fell to its lowest level in a year during August, which could be a harbinger of slower consumer spending (the main driver of economic growth). To keep the U.S. economy from quietly slipping into recession, the Fed may find itself with little choice but to lower rates again in an effort to stimulate growth.

     However, there are a few glaring uncertainties that could derail this outlook. One is whether Japan will finally be able to pull its economy out of the doldrums and the positive repercussions that could have on other economies across the globe. Another is whether all these events will actually translate into subdued consumer spending here at home. For instance, if spending strengthens despite the overseas economic debacle, further U.S. rate reductions by the Fed may prove entirely unnecessary.

[right margin]

"THE END OF SEPTEMBER MARKED THE FIRST TIME THE FEDERAL RESERVE HAS LOWERED INTEREST RATES IN NEARLY THREE YEARS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF AUGUST 31, 1998
Revenue                    43%
COPs/Leases                27%
GO                         13%
Prerefunded/ETM            11%
Land-Secured                5%
Other                       1%

AS OF FEBRUARY 28, 1998
Revenue                    44%
COPs/Leases                29%
Prerefunded/ETM            11%
GO                         11%
Land-Secured                5%
Other                       1%

Security types are defined on page 42.


                                               www.americancentury.com        15


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT DOES THAT OUTLOOK MEAN FOR THE MUNICIPAL MARKET?

     Municipal bonds have yet to appreciate as sharply as Treasury securities. That's largely because of the surge in new municipal issuance early this year, and again in May. The good news is that issuance has subsequently tapered off. Most of the securities that would have been released as the year progressed have already been brought to market. From a supply standpoint, that means the amount of outstanding securities should remain relatively constant for the near term. Another factor working in favor of municipal securities is that they are very attractively priced compared with Treasury securities. That has created a viable opportunity for market participants to take advantage of the rally in interest rates, especially since investors of almost all tax brackets are better off in municipal securities from a tax-savings standpoint.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR CALIFORNIA INTERMEDIATE-TERM TAX-FREE GOING FORWARD?

     From a duration and structure standpoint, more of the same for now--we will probably keep duration slightly long compared with the average California intermediate municipal fund and maintain the portfolio's fairly barbelled structure. If yields continue to decline, which we believe they will, this should enhance returns.

     As always, we will continue working with our strong credit research team to uncover securities that we feel will improve the fund's yield and enhance returns. We will also continue monitoring the municipal yield curve, looking for opportunities to add value by adding securities that we feel offer attractive yields relative to their maturities.

[left margin]

"THE GOOD NEWS IS THAT ISSUANCE HAS TAPERED OFF. MOST OF THE SECURITIES THAT WOULD HAVE BEEN RELEASED AS THE YEAR PROGRESSED HAVE ALREADY BEEN BROUGHT TO MARKET."

PORTFOLIO COMPOSITION BY CREDIT RATING
                     % OF FUND INVESTMENTS
                    AS OF             AS OF
                   8/31/98           2/28/98
AAA                  64%               64%
AA                   14%               15%
A                    21%               20%
BBB                   1%                1%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 41 for more information.


16      1-800-345-2021


Interm.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
             $  8,845,000  Alameda County COP, (Santa
                              Rita Jail), 5.375%, 6/1/09
                              (MBIA)                                $9,584,619
                2,450,000  Association of Bay Area
                              Governments Financing Auth.
                              Rev. COP, (Episcopal Homes
                              Foundation), 4.80%, 7/1/06             2,528,131
                4,060,000  Burbank Redevelopment Agency
                              Tax Allocation, (West Olive),
                              6.50%, 12/1/01 (AMBAC)                 4,409,363
                1,175,000  California Educational Facility
                              Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/10
                              (MBIA)                                 1,254,313
                2,145,000  California Educational Facility
                              Auth. Rev., (University of San
                              Diego), 6.75%, 10/1/02
                              (MBIA)                                 2,323,271
                5,000,000  California Educational Facility
                              Auth. Rev., Series 1997 M,
                              (Stanford University), 5.25%,
                              12/1/99                                5,115,450
                1,500,000  California Health Facilities
                              Financing Auth. Rev., (Pomona
                              Valley Hospital Medical Center),
                              6.75%, 1/1/00, Prerefunded at
                              102% of Par (MBIA)(1)                  1,591,620
                1,045,000  California Health Facilities
                              Financing Auth. Rev., (Valley
                              Presbyterian Hospital), 5.25%,
                              5/1/03 (MBIA)                          1,106,665
                1,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              6.70%, 10/1/99                         1,550,295
                1,280,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.25%, 11/1/99(1)           1,307,174
                1,660,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.375%, 11/1/00(1)          1,721,852
                1,745,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.625%, 11/1/02(1)          1,868,982
                1,560,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.75%, 11/1/03,
                              Prerefunded at 102% of Par(1)          1,724,596
                3,145,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1995 A, (Insured Health
                              Facility), 6.00%, 7/1/04
                              (AMBAC)                                3,475,194

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 1,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Casa De Las
                              Campanas), 5.50%, 8/1/12
                              (California Mortgage Insurance)       $1,045,440
                3,250,000  California Public Works Board
                              Energy Efficiency Rev. COP,
                              Series 1991 A, (Pooled Project),
                              6.00%, 9/1/99                          3,330,925
                2,000,000  California Public Works Board
                              Lease Rev. COP, Series
                              1990 A, (University of
                              California), 6.90%, 9/1/00(2)          1,849,680
                4,520,000  California Public Works Board
                              Lease Rev. COP, Series
                              1992 A, (Archives Building
                              Project), 6.20%, 12/1/05
                              (AMBAC)                                5,147,783
                1,000,000  California Public Works Board
                              Lease Rev. COP, Series
                              1992 A, (Various University of
                              California Projects), 5.90%,
                              12/1/03 (AMBAC)                        1,097,640
                3,000,000  California Public Works Board
                              Lease Rev., Series 1992 A,
                              (Various California State
                              University Projects), 5.70%,
                              10/1/99                                3,072,360
                3,700,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (California State Prisons),
                              5.25%, 6/1/08                          3,907,126
                3,000,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/09              3,334,950
                1,010,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Science Center),
                              4.60%, 10/1/05                         1,045,199
                1,000,000  California Public Works Board
                              Lease Rev., Series 1997 D,
                              (Department of Corrections),
                              5.75%, 9/1/06 (MBIA)                   1,112,650
                1,000,000  California State Department of
                              Water Resource Center Valley
                              Project Rev., Series 1995 O,
                              4.75%, 12/1/17                           977,110
                2,000,000  California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1995 O,
                              4.75%, 12/1/18                         1,950,320
                4,795,000  California State Department Water
                              Resource Rev., (Central Valley
                              Project), Series 1992 J-2,
                              (Water System), 5.80%,
                              12/1/04                                5,294,303
                3,710,000  California State Franchise Tax
                              Board COP, 6.90%, 10/1/99,
                              Prerefunded at 102% of Par(1)          3,919,986

See Notes to Financial Statements


                                                www.americancentury.com      17


Interm.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $10,000,000  California State GO, 6.50%, Value
                              3/1/02 (AMBAC)(3)                    $10,895,900
                2,400,000  California State GO, 6.00%,
                              9/1/03 (MBIA)                          2,637,816
                1,855,000  California State GO, 7.00%,
                              11/1/06 (FGIC)                         2,222,865
                3,000,000  California State GO, 4.75%,
                              9/1/18 (FSA)                           2,926,230
                1,470,000  California State Public Works
                              Board Lease Rev., Series
                              1996 C, (Department of
                              Corrections), 5.125%, 9/1/11
                              (MBIA)                                 1,547,690
                3,000,000  California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                 3,256,500
                8,000,000  California Statewide Communities
                              Development Auth. COP,
                              (California Lutheran Homes),
                              5.375%, 11/15/06                       8,637,600
                2,385,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System), 6.50%,
                              7/1/03(1)                              2,668,410
                2,545,000  Capistrano Unified Public
                              Financing Auth. Special Tax Rev.,
                              Series 1996 A, (First Lien),
                              6.00%, 9/1/06 (AMBAC)                  2,874,756
                2,075,000  Chabot Las Positas Community
                              College District COP, 5.50%,
                              12/1/10 (FSA)                          2,310,056
                1,465,000  City of Woodland Waste Water
                              System Refunding COP, 6.00%,
                              3/1/06 (AMBAC)                         1,646,675
                2,500,000  Contra Costa County Public
                              Facility COP, 7.45%, 6/1/00
                              (BIGI)                                 2,620,400
                1,065,000  Contra Costa County Water
                              District Rev., Series 1990 A,
                              7.00%, 10/1/00, Prerefunded
                              at 102% of Par(1)                      1,156,782
                7,935,000  Contra Costa Transportation Auth.
                              Sales Tax Rev., Series 1993 A,
                              6.00%, 3/1/05 (FGIC)                   8,857,126
                1,220,000  Coronado Community
                              Development Agency Tax
                              Allocation, 6.00%, 9/1/08 (FSA)        1,380,503
                2,570,000  East Bay Municipal Utility District
                              Water System Rev., 6.00%,
                              6/1/05                                 2,797,394
                3,590,000  East Bay Municipal Utility District
                              Water System Rev., 4.50%,
                              6/1/12                                 3,566,127
                2,000,000  Eastern Municipal Water District
                              Water and Sewer Rev. COP,
                              4.75%, 7/1/23 (FGIC)                   1,936,120
                3,365,000  Fremont Unified School District
                              Alameda County,
                              Series 1998 A, 4.70%,
                              8/1/15 (FGIC)(4)                       3,323,510

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 5,000,000  Fremont Unified School District
                              Alameda County, Series 1998 A,
                              4.75%, 8/1/20 (FGIC)(4)               $4,857,200
                4,230,000  Fresno Special Tax, (Community
                              Facilities District No. 3), 4.75%,
                              9/1/05 (LOC: Rabobank
                              International)                         4,274,669
                1,285,000  Garden Grove Agency Community
                              Development Tax Allocation,
                              (Garden Grove Community),
                              5.30%, 10/1/02                         1,345,832
                1,320,000  Golden West Schools Financing
                              Auth. Rev., Series 1998 A,
                              5.90%, 8/1/01 (MBIA and
                              School District GO)                    1,401,233
                1,460,000  Golden West Schools Financing
                              Auth. Rev., Series 1998 A,
                              6.10%, 8/1/02 (MBIA and
                              School District GO)                    1,585,005
                1,225,000  Imperial Irrigation District COP,
                              (Electrical System), 5.20%,
                              11/1/09 (AMBAC)                        1,323,012
                7,350,000  Imperial Irrigation District COP,
                              (Electrical System), 6.50%,
                              11/1/07 (MBIA)                         8,664,548
                2,715,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.50%, 11/1/10 (AMBAC)                 2,990,382
                1,750,000  Loma Linda Hospital Rev.,
                              (University Medical Center),
                              6.95%, 12/1/05 (AMBAC)                 1,854,440
                2,300,000  Los Angeles Airport Rev., Series
                              1995 A, 6.00%, 5/15/05
                              (FGIC)                                 2,571,630
                4,000,000  Los Angeles Capital Asset Lease
                              Rev. COP, 5.875%, 12/1/05
                              (AMBAC)                                4,466,360
                1,155,000  Los Angeles Convention and
                              Exhibition Center Auth. Lease
                              Rev. COP, Series 1993 A,
                              6.00%, 8/15/10 (MBIA)                  1,328,839
                4,315,000  Los Angeles COP, (Equipment &
                              Real Estate Acquisition
                              Program), 4.60%, 10/1/05               4,447,686
                4,000,000  Los Angeles County Correctional
                              Facility Project COP, 6.00%,
                              9/1/99 (MBIA)(1)                       4,105,040
                2,625,000  Los Angeles County Metropolitan
                              Transportation Auth. Rev., Series
                              1996 A, (Union Station), 5.10%,
                              7/1/10 (FSA)                           2,765,569
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/06
                              (AMBAC)                                1,120,560

                                              See Notes to Financial Statements


18      1-800-345-2021


Interm.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 6,175,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.25%, 7/1/12
                              (MBIA)                                $6,516,725
                1,000,000  Los Angeles County Public
                              Properties COP, 6.25%,
                              4/1/00 (BIGI)                          1,040,790
                5,000,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1997 A, (Master
                              Reference), 4.50%, 3/1/05
                              (FSA)                                  5,149,050
                2,625,000  Los Angeles County Sanitation
                              Districts Financing Auth. Rev.,
                              Series 1993 A, (Capital), 5.20%,
                              10/1/05                                2,817,098
                2,900,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.00%,
                              7/1/01                                 3,070,056
                4,665,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.20%,
                              7/1/03                                 5,114,100
                2,000,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.25%,
                              7/1/04                                 2,189,700
                2,500,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1991 A,
                              (Proposition A), 6.40%, 7/1/01,
                              Prerefunded at 102% of Par(1)          2,729,500
                3,515,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.20%, 7/1/04         3,904,884
                3,765,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.40%, 7/1/06         4,309,796
                1,000,000  Los Angeles County Wastewater
                              System Rev., Series 1990 B,
                              6.80%, 6/1/00, Prerefunded at
                              102% of Par(1)                         1,074,080
                2,045,000  Los Angeles County Wastewater
                              System Rev., Series 1991 A,
                              6.60%, 2/1/00 (MBIA)                   2,110,604
                4,780,000  Los Angeles County Wastewater
                              System Rev., Series 1992 B,
                              6.20%, 6/1/02, Prerefunded at
                              102% of Par (AMBAC)(1)                 5,278,745
                1,000,000  Los Angeles Department of
                              Water and Power Water Works
                              Rev., 6.30%, 4/15/06 (FGIC)            1,089,330
                4,685,000  Los Angeles Municipal
                              Improvement Corporation Rev.,
                              Series 1995 A, 6.00%, 2/1/03
                              (MBIA)                                 5,095,312

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 2,900,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/11 (FGIC)                  $3,335,696
                1,000,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/15 (FGIC)                   1,151,250
                7,190,000  Metropolitan Water District of
                              Southern California Rev., 6.50%,
                              7/1/01, Prerefunded at 102%
                              of Par(1)                              7,869,239
                1,000,000  Metropolitan Water District of
                              Southern California Rev.,
                              6.625%, 7/1/01, Prerefunded
                              at 102% of Par(1)                      1,097,810
                1,100,000  Mojave California Water Agency
                              Improvement District GO,
                              (Morongo Basin), 5.40%,
                              9/1/08 (FGIC)                          1,203,499
                1,000,000  Morgan Hill Redevelopment
                              Agency Tax Allocation, (Ojo De
                              Agua Community Development),
                              5.50%, 3/1/99                          1,010,280
                1,165,000  Ontario Redevelopment Financing
                              Auth. Local Agency Rev., Series
                              1995 A, 5.80%, 9/2/06 (FSA)            1,273,613
                1,250,000  Orange County Water District
                              COP, 7.00%, 8/15/00,
                              Prerefunded at 102% of Par(1)          1,355,288
                3,000,000  Orange County Water District
                              COP, Series 1997 A, 5.00%,
                              8/15/14 (MBIA)                         3,062,130
                1,330,000  Oxnard Harbor District Rev.,
                              7.00%, 8/1/04 (FSA)                    1,535,658
                1,955,000  Paramount Unified School District
                              GO, Series 1998
                              A, 4.90%, 9/1/14 (FSA)                 1,982,839
               14,150,000  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                         13,082,949
                3,500,000  Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                              Special Tax Rev., Series 1998 A,
                              5.50%, 7/1/08 (AMBAC)                  3,867,710
                5,000,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1998 DD, 4.50%,
                              7/1/19 (FSA)                           4,737,300
                3,090,000  Puerto Rico Public Buildings Auth.
                              Rev., Series 1995 A, 6.25%,
                              7/1/09 (AMBAC)                         3,613,075
                1,000,000  Ramona Municipal Water District
                              COP, 6.90%, 10/1/01
                              (AMBAC)                                1,082,230
                1,060,000  Redding Joint Powers Financing
                              Auth. Electric System Rev.,
                              Series 1996 A, 6.25%, 6/1/07
                              (MBIA)                                 1,223,113
                1,010,000  Richmond Joint Powers Financing
                              Auth. Rev. COP, Series 1995 A,
                              5.30%, 5/15/06                         1,077,286

See Notes to Financial Statements


                                                www.americancentury.com      19


Interm.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 2,000,000  Riverside County Asset Leasing
                              Corporation Leasehold Rev.,
                              Series 1993 A, (Riverside
                              County Hospital), 5.90%,
                              6/1/02                                $2,139,240
                2,080,000  Riverside County Public Financing
                              Auth. Special Tax Rev., Series
                              1995 A, 5.25%, 9/1/04
                              (MBIA)                                 2,228,366
                1,225,000  Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.60%, 6/1/05
                              (AMBAC)                                1,343,274
                2,900,000  Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.70%, 6/1/06
                              (AMBAC)                                3,212,301
                1,025,000  Rocklin Unified School District
                              Community Facility Special Tax
                              Rev., No. 1, 5.20%, 9/1/09
                              (MBIA)                                 1,098,913
                2,600,000  Sacramento County Multifamily
                              Housing Rev., Issue 1985 B,
                              (Parcwood Apartments), 4.80%,
                              9/1/02 (Guarantee:
                              Connecticut General Life
                              Insurance)                             2,657,668
                1,000,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 A, 6.25%, 8/15/10
                              (MBIA)                                 1,173,600
                5,710,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 C, 5.75%, 11/15/07
                              (MBIA)                                 6,189,583
                3,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1994 H, 5.75%, 1/1/11
                              (MBIA)                                 3,798,655
                4,230,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 L, 5.00%, 7/1/10
                              (AMBAC)                                4,446,576
                1,205,000  Saddleback Valley Unified School
                              District Public Financing Special
                              Tax Rev., 6.00%, 9/1/11 (FSA)          1,387,871
                5,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical
                              Center), 5.75%, 8/1/07 (MBIA)          5,596,900
                1,080,000  San Bernardino Municipal Water
                              Department Sewer Rev. COP,
                              4.75%, 2/1/14 (FGIC)                   1,080,464
                2,000,000  San Diego County COP, (Central
                              Jail), 5.00%, 10/1/10
                              (AMBAC)                                2,090,360
                1,500,000  San Diego County Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1989 A,
                              7.75%, 4/1/99(1)                       1,538,145

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 7,200,000  San Diego County Water Auth.
                              Rev. COP, Series 1991 A,
                              6.125%, 5/1/03                        $7,733,376
                4,400,000  San Diego County Water Auth.
                              Rev. COP, Series 1991 A,
                              6.40%, 5/1/01, Prerefunded at
                              102% of Par(1)                         4,786,232
                5,340,000  San Diego County Water Auth.
                              Rev. COP, Series 1997 A,
                              4.75%, 5/1/20                          5,181,402
                3,505,000  San Diego Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              5.50%, 4/1/04 (FGIC)                   3,782,911
                5,175,000  San Diego Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              5.50%, 4/1/05 (FGIC)                   5,634,281
                4,000,000  San Diego Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1994 A,
                              6.00%, 4/1/04 (FGIC)                   4,416,600
                3,800,000  San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              4.75%, 7/1/23 (AMBAC)                  3,678,628
                1,000,000  San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              5.35%, 7/1/07 (FGIC)                   1,076,090
                1,035,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., (Second
                              Series-Issue 15B), 4.70%,
                              5/1/15 (MBIA)                          1,022,332
                3,555,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., (Second
                              Series-Issue 18B), 4.75%,
                              5/1/17 (FGIC)                          3,487,882
                3,000,000  San Francisco City and County
                              Finance Corporation Lease Rev.,
                              Series 1998 I, (Citywide
                              Emergency Radio), 4.00%,
                              4/1/02 (FSA)                           3,029,370
                7,000,000  San Francisco City and County
                              GO, Series 1, 4.50%, 6/15/05
                              (FGIC)                                 7,224,840
                1,605,000  San Francisco City and County
                              Public Utilities Commission
                              Water Rev., Series 1996 A,
                              5.00%, 11/1/11                         1,673,132
                3,405,000  San Francisco Port Commission
                              Rev., 5.625%, 7/1/02                   3,606,474
                3,950,000  San Jose Financing Auth. Rev.
                              COP, (Convention Center),
                              6.00%, 9/1/05                          4,248,976
                4,580,000  San Jose Financing Auth. Rev.
                              COP, Series 1993 A,
                              (Convention Center), 6.10%,
                              9/1/06                                 4,904,447

                                              See Notes to Financial Statements


20      1-800-345-2021


Interm.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 3,875,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1992 A,
                              (Merged Area Redevelopment),
                              6.00%, 8/1/02 (MBIA)(1)               $4,174,576
                1,620,000  San Mateo County Joint Powers
                              Auth. Lease Rev., Series
                              1997 A, 4.875%, 7/15/11
                              (FSA)                                  1,671,548
                4,585,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.00%, 6/1/11
                              (MBIA)                                 4,828,051
                1,015,000  Santa Ana Police Administration
                              COP, Series 1994 A, 5.50%,
                              7/1/07 (MBIA)                          1,100,981
                1,510,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              1997 A, 6.00%, 11/15/12
                              (AMBAC)                                1,734,552
                1,000,000  Signal Hill California
                              Redevelopment Agency Tax
                              Allocation, Series 1990 B,
                              7.40%, 10/1/00, Prerefunded
                              at 100% of Par(1)                      1,077,120
                1,785,000  South Sutter Water District
                              Hydroelectric Refunding Rev.,
                              6.80%, 8/1/01 (FGIC)                   1,871,465
                3,090,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              5.625%, 7/1/03 (MBIA)                  3,333,152
                2,000,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/00              2,108,680
                3,000,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/01              3,210,270
                4,065,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.20%, 7/1/02
                              (MBIA)                                 4,378,167
                5,000,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.40%, 7/1/04
                              (MBIA)                                 5,391,300
                1,500,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.50%, 7/1/07
                              (MBIA)                                 1,620,690
                2,000,000  Stanislaus County Refunding
                              COP, 5.50%, 5/1/06 (MBIA)              2,184,560
                1,000,000  Stockton-East Water District COP,
                              Series 1997 A, (1990), 4.75%,
                              4/1/17 (AMBAC)                           978,810
                1,150,000  Taft Public Financing Auth. Lease
                              Rev. COP, Series 1997 A,
                              (Community Correctional
                              Facility), 5.50%, 1/1/06               1,232,201
                1,950,000  University of California Rev.,
                              (University of California Medical
                              Center), 5.60%, 7/1/09
                              (AMBAC)                                2,130,257

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $ 1,985,000  University of California Rev.,
                              Series 1994 C, (Multiple
                              Purpose), 4.75%, 9/1/16
                              (AMBAC)                               $1,950,818
                2,340,000  Virgin Islands Water and Power
                              Auth. Electric System Rev.,
                              5.25%, 7/1/05                          2,450,517
                2,510,000  Watsonville California Hospital
                              Insured Rev., Series 1996 A,
                              (Watsonville Community
                              Hospital), 5.45%, 7/1/03
                              (California Mortgage Insurance)        2,667,803
                3,980,000  Whittier California Health Facility
                              Rev., (Presbyterian
                              Intercommunity), 6.00%,
                              6/1/06 (MBIA)                          4,481,678
                                                                 ---------------
TOTAL MUNICIPAL SECURITIES--98.9%                                  458,108,282
                                                                 ---------------
   (Cost $434,424,344)

SHORT-TERM MUNICIPAL SECURITIES
                3,000,000  California Health Facilities
                              Financing Auth. Rev.,
                              Series 1996 B, VRDN, 3.15%,
                              9/1/98 (AMBAC) (SBBPA:
                              ABN Amro Bank N.V.)                    3,000,000
                1,800,000  California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 B, (California
                              Independent System), VRDN,
                              3.20%, 9/1/98 (LOC: Bank of
                              America N.T. & S.A.)                   1,800,000
                  225,000  Richmond Joint Powers Financing
                              Port Auth. Term Lease Rev.,
                              VRDN, 3.35%, 9/1/98 (LOC:
                              Union Bank of California, N.A.)          225,000
                                                                 ---------------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES--1.1%                                           5,025,000
                                                                 ---------------
   (Cost $5,025,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $463,133,282
                                                                 ===============
   (Cost $439,449,344)

See Notes to Financial Statements


                                                www.americancentury.com      21


Interm.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

BIGI = Bond Investor's Guaranty

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

(1) Escrowed to maturity in U.S. Government securities or state and local government securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

(4) When-issued security.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

                                              See Notes to Financial Statements


22      1-800-345-2021


California Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1998
                                                       INCEPTION 11/9/83
                       CALIFORNIA LONG-TERM  LEHMAN LONG-TERM  CALIFORNIA MUNICIPAL DEBT FUNDS(2)
                             TAX-FREE         MUNI BOND INDEX   AVERAGE RETURN   FUND'S RANKING
-----------------------------------------------------------------------------------------------
6 MONTHS(1) .................  3.89%               4.07%            3.27%              --
1 YEAR ......................  9.25%              10.51%            8.51%         20 OUT OF 104
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .....................  8.57%               9.52%            7.72%         14 OUT OF 90
5 YEARS .....................  6.36%               7.08%            5.83%         12 OUT OF 58
10 YEARS ....................  8.33%               9.44%            7.90%          7 OUT OF 30

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 41-42 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 8/31/98:
Long-Term Tax-Free              $22,265
Lehman Long-Term Municipal      $24,850

                    Long-Term         Lehman Long-Term
                     Tax-Free         Municipal Index
DATE                ACCT VALUE           ACCT VALUE
8/31/88              $10,000              $10,000
9/30/88              $10,136              $10,227
12/31/88             $10,385              $10,529
3/31/89              $10,500              $10,634
6/30/89              $11,071              $11,370
9/30/89              $10,997              $11,310
12/31/89             $11,399              $11,788
3/31/90              $11,388              $11,813
6/30/90              $11,656              $12,116
9/30/90              $11,528              $12,018
12/31/90             $12,152              $12,638
3/31/91              $12,363              $12,928
6/30/91              $12,634              $13,257
9/30/91              $13,185              $13,855
12/31/91             $13,584              $14,350
3/31/92              $13,576              $14,400
6/30/92              $14,129              $15,034
9/30/92              $14,442              $15,444
12/31/92             $14,692              $15,816
3/31/93              $15,329              $16,508
6/30/93              $15,937              $17,189
9/30/93              $16,581              $17,877
12/31/93             $16,712              $18,150
3/31/94              $15,758              $16,697
6/30/94              $15,854              $16,818
9/30/94              $15,947              $16,886
12/31/94             $15,624              $16,501
3/31/95              $16,738              $18,143
6/30/95              $17,025              $18,558
9/30/95              $17,557              $19,063
12/31/95             $18,717              $20,340
3/31/96              $18,184              $19,809
6/30/96              $18,335              $20,043
9/30/96              $18,864              $20,664
12/31/96             $19,389              $21,239
3/31/97              $19,271              $21,054
6/30/97              $19,989              $21,993
9/30/97              $20,681              $22,811
12/31/97             $21,277              $23,637
3/31/98              $21,470              $23,911
6/30/98              $21,798              $24,358
8/31/98              $22,265              $24,850

$10,000 investment made 8/31/88

The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each chart. California Long-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                             Long-Term       Lehman Long-Term
                             Tax-Free        Municipal Index
08/31/88-08/31/89             10.39%             13.44%
08/31/89-08/31/90              4.66%              6.11%
08/31/90-08/31/91             12.26%             13.47%
08/31/91-08/31/92             10.58%             12.60%
08/31/92-08/31/93             14.02%             14.76%
08/31/93-08/31/94             -0.78%             -2.05%
08/31/94-08/31/95              7.21%              9.43%
08/31/95-08/31/96              6.77%              6.88%
08/31/96-08/31/97              9.70%             11.26%
08/31/97-08/31/98              9.25%             10.51%


                                                www.americancentury.com      23


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------

     An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED AUGUST 31, 1998?

     California Long-Term Tax-Free performed quite well, posting a 9.25% return compared with the 8.51% average return of the 104 "California Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's one-year return placed it in the top 20% of its peer group. Over the last 10 years, the fund's returns consistently placed it in the top third of the peer group. (See the Total Returns table on the previous page for other fund performance comparisons.)

     The fund also produced more current income than the average California municipal fund. The fund's 30-day SEC yield as of August 31 was 4.32%, compared with the 3.95% yield of the average California municipal fund.

HOW DID CALIFORNIA LONG-TERM TAX-FREE OUTPACE ITS COMPETITORS?

     One factor was California Long-Term Tax-Free's below-average management fee, which gave us a leg up on our peers. The fund's coupon structure provided another important advantage. As a quick review, a bond's coupon refers to the amount of interest it pays. Discount bonds trade below face value because their interest rates are lower than the prevailing market interest rate; premium bonds trade at prices above face value because their coupons are higher than the prevailing market interest rate.

     Throughout the past year, we continually swapped into lower-coupon discount bonds and out of higher-coupon premium bonds. First, we sold some bonds with coupons of 5.50% and replaced them with 5.25% bonds. As rates declined further, we replaced many of our 5.25% bonds with 5.00% bonds and, ultimately, with 4.75% bonds. As a result of these trades, the fund's average coupon dropped to 5.58% at the end of the period, from 6.05% six months earlier.

 WHAT WAS THE THINKING BEHIND THE FOCUS ON DISCOUNT BONDS, AND HOW DID THE STRATEGY PAN OUT?

     Our view was that interest rates would fall and that discount bonds would be less likely than premium bonds to be called (refinanced by the issuer before maturity). Like homeowners, municipal issuers often refinance--or "call"--their older, higher-rate debt when interest rates fall. If a bond is called, bondholders often have to forfeit high-yielding older bonds and reinvest the proceeds at lower interest rates.

     Investing in discount bonds helps to guard against these unwanted calls. Issuers of discount bonds don't have much incentive to refinance bonds that carry interest rates lower than prevailing interest rates. Issuers of premium bonds, on the other hand, can save money because their debt carries coupons above prevailing rates. As a result of their resistance to untimely calls, discount bonds tend to perform better than premium bonds when interest rates fall.

     While the fund's increased stake in discount bonds served us well when interest rates fell substantially in 1997, it muted our relative performance in the first quarter of 1998 when interest rates were fairly steady. Since May, however, interest rates have moved lower, and the strategy has paid off.

[left margin]

"THE FUND'S ONE-YEAR RETURN PLACED IT IN THE TOP 20% OF ITS PEER GROUP."

YIELDS AS OF AUGUST 31, 1998

30-DAY SEC YIELD                     4.32%

30-DAY TAX-EQUIVALENT YIELDS
34.70% TAX BRACKET                   6.62%
37.42% TAX BRACKET                   6.90%
41.95% TAX BRACKET                   7.44%
45.22% TAX BRACKET                   7.88%

PORTFOLIO AT A GLANCE
                                    8/31/98          8/31/97
NUMBER OF SECURITIES                  83                87
WEIGHTED AVERAGE
MATURITY                           19.5 YRS          19.8 YRS
AVERAGE DURATION                    8.7 YRS           8.0 YRS
EXPENSE RATIO                        0.51%             0.48%

Investment terms are defined in the Glossary on page 42.


24      1-800-345-2021


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU TAKE ANY ADDITIONAL MEASURES TO PROTECT THE FUND AGAINST CALLS?

     Discount bonds were our main defense because they offer more potential upside than premium bonds if interest rates fall and no more downside if rates rise. Another way we tried to insulate the fund from inopportune calls was to increase the fund's holdings in non-callable bonds, which can't be redeemed by their issuers before maturity.

HOW DID YOU MANAGE CALIFORNIA LONG-TERM TAX-FREE'S INTEREST RATE SENSITIVITY?

     As we added more discount bonds, we also increased the fund's sensitivity to changes in interest rates, as measured by duration. (The longer a fund's duration, the more its share price tends to rise or fall when rates change.) At the end of the period, the fund's duration was 8.7 years, up from 8.3 years six months ago and 8.0 years at the beginning of the period.

     It's important to note that we make only modest adjustments to the fund's duration, generally keeping it within a year of the duration of California
Long-Term Tax-Free's benchmark (a group of funds with similar investment objectives).

WHY WAS THE FUND'S CREDIT QUALITY HIGHER AT THE END OF THE PERIOD THAN IT WAS AT THE BEGINNING?

     We didn't think we were being adequately compensated--in the form of enough extra yield--for holding a large amount of lower-rated bonds. An increase in the amount of municipal debt issued with bond insurance dramatically reduced credit spreads, which measure the difference in yield between bonds of various credit quality.

     About 60% of all municipal debt now comes to market with insurance and a AAA rating. As a result, there is a shrinking amount of BBB debt. But yield-hungry investors have kept demand for higher-yielding BBB securities quite strong. In light of shrinking supply and high demand, the yield spread between AAA and BBB California long-term securities narrowed to historical lows during the period.

     Just a few years ago, a 20-year California BBB bond offered a yield advantage of 100 basis points or more over a AAA bond with the same maturity. Six months ago, the same BBB bond offered only 20-30 basis points more yield than the AAA bond. By the end of May, that spread had diminished to just 15 basis points. To look at it another way, a bond rated AAA offered roughly 96% of the yield of lower-quality bonds at the end of the period, but carried much less credit risk.

WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

     As 1998 has progressed, the Asian economic crisis has taken a bigger bite out of U.S. economic growth and in turn calmed inflationary fears. Inflation presently appears to be almost non-existent, rising at an annualized rate of just 1.6% for the first eight months of this year. And although the job market remains strong, prices for goods and services seem to have stabilized. Given the lack of any building inflationary pressures, we believe that interest rates can move lower. Furthermore, continued bad news out of Asia, Russia, and Latin America will likely prompt the Federal Reserve to cut short-term interest rates

[right margin]

"JUST A FEW YEARS AGO, A 20-YEAR CALIFORNIA BBB BOND OFFERED A YIELD ADVANTAGE OF 100 BASIS POINTS OR MORE OVER A BOND RATED AAA WITH THE SAME MATURITY. BY THE END OF MAY, THAT SPREAD HAD DIMINISHED TO JUST 15 BASIS POINTS."

PORTFOLIO COMPOSITION BY CREDIT RATING
                  % OF FUND INVESTMENTS
                  AS OF             AS OF
                 8/31/98           2/28/98
AAA                53%               53%
AA                 11%               11%
A                  30%               31%
BBB                 6%                5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 41 for more information.

"TO LOOK AT IT ANOTHER WAY, A BOND RATED AAA OFFERED ROUGHLY 96% OF THE YIELD OF LOWER-QUALITY BONDS AT THE END OF THE PERIOD, BUT CARRIED MUCH LESS CREDIT RISK."


                                               www.americancentury.com        25


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     As for the municipal market, we think that supply and demand will be more balanced for the remainder of the year. Much of the supply we've seen so far was the result of a record-setting $3.5 billion municipal bond issue by the Long Island Power Authority in May, as well as issuers flooding the market with new debt in advance of that deal. Going forward, we believe that municipal supply will taper off to a more normalized level for the remainder of the year. If demand remains firm or rises, the municipal market would likely benefit from lower supply.

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR CALIFORNIA LONG-TERM TAX-FREE OVER THE NEXT SIX MONTHS?

     We expect to remain focused on the upper tiers of the municipal market until we think that lower-quality bonds offer adequate compensation for their higher credit risk.

     As long as we believe that  interest  rates have the  potential to decline, we'll keep the fund's duration slightly longer than its neutral position of around eight years. In addition, we'll maintain our stake in discount bonds, which we believe will outperform their premium bond counterparts in a declining-rate environment.

[left margin]

"GIVEN THE LACK OF ANY BUILDING INFLATIONARY PRESSURES, WE BELIEVE THAT INTEREST RATES CAN MOVE LOWER.

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF AUGUST 31, 1998
Revenue                    44%
COPs/Leases                23%
Land-Secured               16%
GO                          6%
Prerefunded/ETM             5%
Other                       6%

AS OF FEBRUARY 28, 1998
Revenue                    52%
COPs/Leases                21%
Land-Secured               15%
Prerefunded/ETM             5%
GO                          3%
Other                       4%

Security types are defined on page 42.


26      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
             $  2,300,000  Alameda County COP, 6.80%,
                              6/15/17 (MBIA)(1)                        $898,610
                2,700,000  Brea Public Financing Auth. Rev.,
                              (Project Area AB), 7.00%,
                              8/1/15 (MBIA)                           2,973,213
                1,220,000  Brea Redevelopment Agency Tax
                              Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                   1,342,329
                1,300,000  California Educational Facility
                              Auth. Rev., Series 1989 I,
                              (Stanford University), 7.125%,
                              1/1/19                                  1,340,534
                1,500,000  California Educational Facility
                              Auth. Rev., Series 1997 B,
                              (Pooled College and University
                              Projects), 6.30%, 4/1/21                1,635,030
                4,000,000  California Health Facilities
                              Financing Auth. Rev., (Kaiser
                              Permanente), 7.00%, 10/1/18             4,200,920
                3,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/09(1)                       1,787,850
                1,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1988 A, (H.M. Newhall
                              Memorial Hospital), 8.00%,
                              10/1/18                                 1,534,875
                1,730,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1990 A, (Gould Medical),
                              7.30%, 4/1/20(2)                        1,866,065
                2,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 B, (Adventist Health),
                              6.75%, 3/1/14 (MBIA)                    2,698,275
                2,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 A, 6.75%, 3/1/20
                              (California Mortgage Insurance)         2,183,580
                1,290,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 C, (AIDS Healthcare
                              Foundation), 6.25%, 9/1/17              1,379,320
                5,165,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 C, (St. Francis Memorial
                              Hospital), 5.875%, 11/1/23(2)           5,849,827
                1,400,000  California Housing Finance
                              Agency Rev., (Multi-Unit Rental
                              Housing), 6.75%, 2/1/09                 1,419,460
                1,290,000  California Housing Finance
                              Agency Rev., (Multi-Unit Rental
                              Housing), 6.875%, 2/1/22                1,310,601

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  5,125,000  California Housing Finance
                              Agency Rev., Series 1994 G,
                              (Home Mortgage), 7.25%,
                              8/1/17                                 $5,565,443
                1,125,000  California Housing Finance
                              Agency Rev., Series 1995 C,
                              (Home Mortgage), 6.80%,
                              8/1/17                                  1,217,723
                1,500,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1987 D, (Southern California
                              Edison), 6.85%, 12/1/08                 1,571,325
                1,000,000  California State Franchise Tax
                              Board COP, 6.90%, 10/1/99,
                              Prerefunded at 102% of Par(2)           1,056,600
                3,000,000  California State GO, 6.125%,
                              10/1/11 (AMBAC)                         3,494,190
                1,410,000  California State GO, Series
                              1984 B, (New Prison
                              Construction), 10.00%, 8/1/03           1,790,263
               17,100,000  California State Public Works
                              Board Lease Rev. COP, Series
                              1993 D, (Department of
                              Corrections State Prisons),
                              5.25%, 6/1/15 (FSA)                    18,203,289
                5,695,000  Capistrano School District Special
                              Tax, (Refunding Issue 1988-1),
                              6.50%, 9/1/14 (FSA)                     6,560,014
                1,000,000  Coachella Valley Water District
                              #71 COP, (Flood Control),
                              6.75%, 10/1/12                          1,129,140
                8,000,000  Compton Redevelopment Agency
                              Tax Allocation, Series 1995 A,
                              6.50%, 8/1/13 (FSA)                     9,201,200
                2,580,000  Concord Joint Power Financing
                              Auth. Lease Rev. COP, (Police
                              Facilities), 5.25%, 8/1/13              2,732,246
               10,250,000  East Bay Municipal Utility District
                              Wastewater Treatment System
                              Rev., 4.75%, 6/1/21 (FGIC)              9,937,273
                4,700,000  East Bay Municipal Utility District
                              Wastewater System Rev.,
                              4.75%, 6/1/28 (MBIA)                    4,536,346
                1,815,000  Kern County High School District
                              GO, 7.15%, 8/1/14 (MBIA)(2)             2,324,325
                1,305,000  Los Altos Association of Bay Area
                              Governments COP, 5.90%,
                              5/1/27                                  1,388,755
                3,475,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 A,
                              6.45%, 7/1/17 (AMBAC)                   3,722,385
                5,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1993 B, 4.75%,
                              7/1/18 (AMBAC)                          4,883,500

See Notes to Financial Statements


                                                www.americancentury.com      27


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1996 A, 6.00%,
                              7/1/23 (MBIA)                          $2,212,280
                3,000,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1987 A,
                              7.40%, 7/1/15                           3,148,110
                4,050,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1989 A,
                              (Capital Appreciation), 7.20%,
                              7/1/02 (MBIA)(1)                        3,265,434
                1,000,000  Los Angeles Transportation
                              Commission Sales Tax Rev.,
                              6.50%, 7/1/13 (MBIA)                    1,086,260
                2,410,000  Los Angeles Wastewater System
                              Rev., Series 1991 C, 6.90%,
                              6/1/09                                  2,510,015
                3,050,000  Los Angeles Wastewater System
                              Rev., Series 1991 C, 7.10%,
                              6/1/18                                  3,181,028
                1,865,000  Mendocino Coast District Health
                              Care Facility Rev., 5.875%,
                              2/1/20                                  2,000,045
                8,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 5.75%, 8/10/18                    8,946,000
                3,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1996 B, 4.75%,
                              7/1/21 (MBIA)                           2,906,310
                5,150,000  Mid-Peninsula Regional Open
                              Space District GO, 7.00%,
                              9/1/14                                  5,915,496
                5,830,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)                    7,069,983
                3,000,000  Oakland Redevelopment Agency
                              Tax Allocation, (Central District
                              Redevelopment Tax), 5.50%,
                              2/1/14 (AMBAC)                          3,280,020
                1,855,000  Pacifica Financing Auth. Sewer
                              Rev., 6.20%, 8/1/26                     1,902,674
                2,950,000  Pasadena COP, (Old Pasadena
                              Parking Facility), 6.25%,
                              1/1/18                                  3,372,765
                4,475,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.20%, 8/1/19                           4,842,040
                5,000,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26                           5,430,700

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,700,000  Pittsburg Redevelopment Agency
                              Tax Allocation, Series 1993 B,
                              (Los Medanos Community
                              Development), 5.80%, 8/1/34
                              (FSA)                                  $3,021,921
                2,100,000  Pomona Public Financing Auth.
                              Rev., Series 1992 A, (Water
                              Treatment), 6.10%, 7/1/17
                              (AMBAC)                                 2,287,698
                9,750,000  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                           9,014,753
                5,680,000  Riverside County Asset Leasing
                              Corporation Rev. COP, Series
                              1997 B, (Riverside County
                              Hospital), 5.00%, 6/1/19
                              (MBIA)                                  5,632,458
                9,655,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1993 G, 4.75%, 9/1/21
                              (MBIA)                                  9,301,724
                8,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                 8,990,705
                1,000,000  Saddleback Valley Unified School
                              District Public Financing Auth.
                              Special Tax Rev., Series 1997 A,
                              6.00%, 9/1/16 (FSA)                     1,152,100
                7,425,000  San Bernardino County COP,
                              (Medical Center Financing),
                              4.75%, 8/1/28                           6,990,118
                3,400,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                          3,760,400
                3,500,000  San Diego County Regional
                              Transportation Sales Tax Rev.,
                              Series 1991 A, 6.93%,
                              4/1/04(1)(2)                            2,781,205
                2,850,000  San Diego County Water Auth.
                              Water Rev. COP, Series 1997 A,
                              4.75%, 5/1/20                           2,765,355
                6,405,000  San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              4.75%, 7/1/23 (AMBAC)                   6,200,424
                1,000,000  San Francisco City and County
                              Redevelopment Hotel Tax Rev.,
                              6.75%, 7/1/15 (FSA)                     1,165,880
                3,000,000  San Jose Financing Auth. Rev.
                              COP, Series 1993 C,
                              (Convention Center), 6.375%,
                              9/1/13                                  3,207,420
                7,575,000  San Jose Financing Auth. Rev.
                              COP, Series 1993 D, (Central
                              Service Yard), 5.25%, 10/15/23          7,648,478
                9,525,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1993 D,
                              (Merged Area Redevelopment),
                              5.75%, 8/1/24                           9,983,724
                5,000,000  San Marino Unified School District
                              GO, Series 1998
                              B, 5.00%, 6/1/23                        5,088,900

                                              See Notes to Financial Statements


28       1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,475,000  San Mateo County Joint Powers
                              Finance Auth. Lease Rev. COP,
                              (Capital Projects Program),
                              6.50%, 7/1/16 (MBIA)                   $4,198,356
                4,000,000  San Mateo County Joint Powers
                              Finance Auth. Lease Rev. COP,
                              (Capital Projects Program),
                              6.00%, 7/1/19 (MBIA)                    4,613,000
                3,500,000  Santa Ana Finance Auth. Lease
                              Rev. COP, 6.25%, 7/1/15
                              (MBIA)                                  4,130,420
                4,830,000  Santa Monica Community
                              College District COP, Series
                              1997 A, 5.90%, 2/1/27                   5,214,033
                3,730,000  Southern California Public Power
                              Auth. Rev., (Multipurpose),
                              6.75%, 7/1/13 (FSA)                     4,578,239
                1,425,000  Southern California Public Power
                              Auth. Rev., (Transportation
                              Auth.), 7.00%, 7/1/09                   1,521,387
                7,315,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/12
                              (FSA)                                   8,931,981
                3,260,000  Southern California Public Power
                              Auth. Rev., 6.00%, 7/1/18               3,331,916
                3,000,000  Southern California Public Power
                              Auth. Rev., Series 1989 A,
                              7.15%, 7/1/04 (AMBAC)(1)                2,362,830
                2,000,000  Southern Orange County Finance
                              Auth. Special Tax Rev., Series
                              1994 A, 7.00%, 9/1/11
                              (MBIA)                                  2,494,820
                  800,000  Stockton Health Facilities Rev.,
                              Series 1997 A, (Dameron
                              Hospital Association), 5.70%,
                              12/1/14                                   818,944
                2,000,000  Taft Public Financing Auth. Lease
                              Rev. COP, Series 1997 A,
                              (Community Correctional
                              Facility), 6.05%, 1/1/17                2,139,960
                1,400,000  Torrance Redevelopment Agency
                              Rev., Series 1998 A,
                              (Downtown Redevelopment),
                              5.60%, 9/1/28                           1,414,014
                1,300,000  Upland COP, (San Antonio
                              Community Hospital), 5.00%,
                              1/1/18                                  1,263,041
                3,020,000  Watsonville California Insured
                              Hospital Rev., Series 1996 A,
                              (Watsonville Community
                              Hospital), 6.20%, 7/1/12                3,468,379
                                                                 ---------------
TOTAL MUNICIPAL SECURITIES--96.2%                                   312,278,249
                                                                 ---------------
   (Cost $287,315,447)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

MUNICIPAL DERIVATIVES--1.3%
             $  4,000,000  Northern California Transmission
                              Rev., Inverse Floater, 6.78%,
                              4/29/24 (MBIA)(3)                      $4,300,000
                                                                 ---------------
   (Cost $3,963,920)

SHORT-TERM MUNICIPAL SECURITIES
                3,300,000  California Health Facilities
                              Financing Auth. Rev.,
                              Series 1996 B, VRDN,
                              3.15%, 9/1/98 (AMBAC) (SBBPA:
                              ABN Amro Bank N.V.)                     3,300,000
                4,800,000  Irvine Improvement Bond Act
                              1915, (Assessment District No.
                              97-17), VRDN, 3.15%, 9/1/98
                              (LOC: Bayerische Vereinsbank
                              A.G.)                                   4,800,000
                                                                 ---------------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES--2.5%                                            8,100,000
                                                                 ---------------
   (Cost $8,100,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $324,678,249
                                                                 ===============
   (Cost $299,379,367)

See Notes to Financial Statements


                                                www.americancentury.com      29


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

(1) Security is a zero-coupon municipal bond. The yield at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. Government securities or state and local government securities.

(3) Inverse floaters have interest rates which move inversely to market interest rates. Inverse floaters typically have durations which are longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

                                              See Notes to Financial Statements


30       1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                            LIMITED-TERM   INTERMEDIATE-TERM    LONG-TERM
AUGUST 31, 1998                               TAX-FREE         TAX-FREE         TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $132,960,099,
  $439,449,344 and $299,379,367,
  respectively) (Note 3) ...............   $ 135,798,378    $ 463,133,282   $ 324,678,249
Cash ...................................         112,234          387,196         493,838
Investment in affiliated money
market fund (Note 2) ...................           7,698           10,049           7,152
Receivable for investments sold ........            --          8,000,550            --
Interest receivable ....................       1,784,067        7,077,883       3,909,560
                                           -------------    -------------   -------------
                                             137,702,377      478,608,960     329,088,799
                                           -------------    -------------   -------------

LIABILITIES
Disbursements in excess of
demand deposit cash ....................       2,511,684        3,124,064       1,237,742
Payable for investments purchased ......       4,915,798       14,363,084       2,243,761
Payable for capital shares redeemed ....          40,274          151,604         147,987
Accrued management fees (Note 2) .......          55,200          196,541         137,235
Dividends payable ......................          42,271          168,955         127,666
Payable for trustees' fees
and expenses ...........................             563              873             752
                                           -------------    -------------   -------------
                                               7,565,790       18,005,121       3,895,143
                                           -------------    -------------   -------------
Net Assets .............................   $ 130,136,587    $ 460,603,839   $ 325,193,656
                                           =============    =============   =============

CAPITAL SHARES
Outstanding (Unlimited number
of shares authorized) ..................      12,481,523       40,506,442      27,742,768
                                           =============    =============   =============
Net Asset Value Per Share ..............   $       10.43    $       11.37   $       11.72
                                           =============    =============   =============

NET ASSETS CONSIST OF:
Capital paid in ........................   $ 127,878,867    $ 434,312,587   $ 298,230,438
Undistributed net investment income ....            --              8,020           9,033
Accumulated undistributed net
realized gain (loss) on investments ....        (580,559)       2,599,294       1,655,303
Net unrealized appreciation on
investments (Note 3) ...................       2,838,279       23,683,938      25,298,882
                                           -------------    -------------   -------------
                                           $ 130,136,587    $ 460,603,839   $ 325,193,656
                                           =============    =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com        31


Statements of Operations
--------------------------------------------------------------------------------

                                        LIMITED-TERM  INTERMEDIATE-TERM   LONG-TERM
YEAR ENDED AUGUST 31, 1998                TAX-FREE        TAX-FREE        TAX-FREE

INVESTMENT INCOME
Income:
Interest ..........................     $ 5,824,726     $22,679,637     $17,485,505
                                        -----------     -----------     -----------

Expenses (Note 2):
Management fees ...................         656,701       2,264,194       1,599,824
Trustees' fees and expenses .......           7,434          12,959          10,682
                                        -----------     -----------     -----------
                                            664,135       2,277,153       1,610,506
                                        -----------     -----------     -----------
Net investment income .............       5,160,591      20,402,484      15,874,999
                                        -----------     -----------     -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..         253,098       3,919,772       2,963,978
Change in net unrealized
appreciation on investments .......       1,302,650       5,632,637       8,929,558
                                        -----------     -----------     -----------
Net realized and unrealized
gain on investments ...............       1,555,748       9,552,409      11,893,536
                                        -----------     -----------     -----------
Net Increase in Net Assets
Resulting from Operations .........     $ 6,716,339     $29,954,893     $27,768,535
                                        ===========     ===========     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


32       1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED AUGUST 31, 1998  AND  AUGUST 31, 1997

                                              LIMITED-TERM                 INTERMEDIATE-TERM                    LONG-TERM
                                                TAX-FREE                       TAX-FREE                         TAX-FREE

Increase in Net Assets                    1998           1997            1998             1997             1998            1997

OPERATIONS
Net investment income .............  $   5,160,591   $   4,682,931   $  20,402,484   $  20,904,240   $  15,874,999   $  16,098,064
Net realized gain on investments ..        253,098         317,683       3,919,772       4,489,257       2,963,978       4,196,683
Change in net unrealized
  appreciation on investments .....      1,302,650         857,109       5,632,637       5,607,704       8,929,558       7,428,889
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations .......      6,716,339       5,857,723      29,954,893      31,001,201      27,768,535      27,723,636
                                     -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........     (5,160,591)     (4,696,464)    (20,402,484)    (20,910,599)    (15,874,999)    (16,104,213)
From net realized gains on
   investment transactions ........           --              --        (5,651,243)     (1,183,599)     (5,354,293)       (424,536)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ..............     (5,160,591)     (4,696,464)    (26,053,727)    (22,094,198)    (21,229,292)    (16,528,749)
                                     -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........     43,612,098      65,320,633     155,826,396     156,377,551      98,878,179     114,942,666
Proceeds from reinvestment
  of distributions ................      3,439,775       3,333,775      19,653,179      16,509,842      14,613,846      11,252,698
Payments for shares redeemed ......    (45,102,215)    (46,891,310)   (154,216,741)   (177,304,237)    (99,508,180)   (120,742,069)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets from capital share
  transactions ....................      1,949,658      21,763,098      21,262,834      (4,416,844)     13,983,845       5,453,295
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets ........      3,505,406      22,924,357      25,164,000       4,490,159      20,523,088      16,648,182

NET ASSETS
Beginning of year .................    126,631,181     103,706,824     435,439,839     430,949,680     304,670,568     288,022,386
                                     -------------   -------------   -------------   -------------   -------------   -------------
End of year .......................  $ 130,136,587   $ 126,631,181   $ 460,603,839   $ 435,439,839   $ 325,193,656   $ 304,670,568
                                     =============   =============   =============   =============   =============   =============
Undistributed net investment
  income ..........................           --              --     $       8,020            --     $       9,033            --
                                     =============   =============   =============   =============   =============   =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ..............................      4,214,707       6,370,918      13,806,443      13,989,592       8,544,372      10,168,195
Issued in reinvestment of
  distributions ...................        332,197         325,340       1,741,245       1,479,691       1,262,693         995,435
Redeemed ..........................     (4,357,987)     (4,577,218)    (13,662,495)    (15,865,262)     (8,606,849)    (10,670,666)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ...........        188,917       2,119,040       1,885,193        (395,979)      1,200,216         492,964
                                     =============   =============   =============   =============   =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                               www.americancentury.com        33


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California Limited-Term Tax-Free Fund (Limited-Term), American Century - Benham California Intermediate-Term Tax-Free Fund (Intermediate-Term), and American Century - Benham California Long-Term Tax-Free Fund (Long-Term) (the "Funds") are three of the seven funds issued by the Trust. The Funds are diversified under the 1940 Act. The Funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objective. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONs--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Funds are declared daily and distributed monthly. Distributions from net realized gains for the Funds are declared and paid annually. For the year ended August 31, 1998, 100% (unaudited) of the Funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

     At August 31, 1998, accumulated net realized capital loss carryovers of $580,559 for Limited-Term (expiring 2003 through 2004) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS --Each Fund may buy and sell interest rate futures contracts relating to debt securities. Each Fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at August 31, 1998.

     USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


34       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. Limited-Term, Intermediate-Term and Long-Term are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

    The annualized Investment Category Fee schedule is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

     As of August 31, 1998, Limited-Term, Intermediate-Term, and Long-Term had invested $7,698, $10,049, and $7,152, respectively, in shares of American Century - Benham California Tax-Free Money Market Fund (Tax-Free Money Market). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the Funds did not pay ACIM management fees with respect to assets invested in Tax-Free Money Market.


                                               www.americancentury.com        35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, were as follows:

                          LIMITED-TERM      INTERMEDIATE-TERM       LONG-TERM
                            TAX-FREE             TAX-FREE           TAX FREE

PURCHASES
Municipal Obligations ... $66,887,853          $151,318,909        $116,868,450

PROCEEDS FROM SALES
Municipal Obligations ... $55,304,548          $124,203,381        $112,147,017

  On  August  31,  1998,  the   composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          LIMITED-TERM      INTERMEDIATE-TERM       LONG-TERM
                            TAX-FREE             TAX-FREE           TAX FREE

Appreciation ............  $2,838,279          $23,710,245         $25,298,882

Depreciation ............      --                (26,307)               --
                          -------------   -----------------    -----------------

Net .....................  $2,838,279          $23,683,938         $25,298,882
                          =============   =================    =================

  The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


36       1-800-345-2021


Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

                                            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                          1998           1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year .................  $     10.30    $     10.19    $     10.23    $     10.12    $     10.34
                                     -----------    -----------    -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income ...........         0.42           0.43           0.43           0.41           0.38
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ....................         0.13           0.11          (0.04)          0.11          (0.18)
                                     -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ......................         0.55           0.54           0.39           0.52           0.20
                                     -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ......        (0.42)         (0.43)         (0.43)         (0.41)         (0.38)
  In Excess of Net Realized Gains .         --             --             --             --            (0.04)
                                     -----------    -----------    -----------    -----------    -----------
  Total Distributions .............        (0.42)         (0.43)         (0.43)         (0.41)         (0.42)
                                     -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year ......  $     10.43    $     10.30    $     10.19    $     10.23    $     10.12
                                     ===========    ===========    ===========    ===========    ===========
  Total Return(1) .................         5.40%          5.42%          3.87%          5.33%          1.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............         0.52%          0.49%          0.49%          0.51%          0.51%
Ratio of Net Investment Income
to Average Net Assets .............         4.02%          4.20%          4.20%          4.10%          3.68%
Portfolio Turnover Rate ...........           44%            47%            44%            50%            66%
Net Assets, End
of Year (in thousands) ............  $   130,137    $   126,631    $   103,707    $   104,723    $   120,627

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                               www.americancentury.com        37


Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

                                                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                            1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year ..................   $     11.27     $     11.05     $     11.06     $     10.86     $     11.36
                                       -----------     -----------     -----------     -----------     -----------
Income From Investment
Operations
  Net Investment Income ............          0.52            0.54            0.54            0.54            0.54
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .....................          0.25            0.25           (0.01)           0.20           (0.41)
                                       -----------     -----------     -----------     -----------     -----------
  Total From Investment
  Operations .......................          0.77            0.79            0.53            0.74            0.13
                                       -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .......         (0.52)          (0.54)          (0.54)          (0.54)          (0.54)
  From Net Realized Gains on
  Investment Transactions ..........         (0.15)          (0.03)           --              --             (0.08)
  In Excess of Net Realized Gains ..          --              --              --              --             (0.01)
                                       -----------     -----------     -----------     -----------     -----------
  Total Distributions ..............         (0.67)          (0.57)          (0.54)          (0.54)          (0.63)
                                       -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year .......   $     11.37     $     11.27     $     11.05     $     11.06     $     10.86
                                       ===========     ===========     ===========     ===========     ===========
  Total Return(1) ..................          7.00%           7.39%           4.79%           7.09%           1.11%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............          0.51%           0.48%           0.48%           0.48%           0.48%
Ratio of Net Investment Income
to Average Net Assets ..............          4.60%           4.81%           4.87%           5.02%           4.82%
Portfolio Turnover Rate ............            28%             42%             36%             25%             44%
Net Assets, End
of Year (in thousands) .............   $   460,604     $   435,440     $   430,950     $   417,550     $   448,293

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


38       1-800-345-2021


Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

                                               FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                           1998           1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year .................   $     11.48     $     11.06     $     10.94     $     10.88     $     12.02
                                      -----------     -----------     -----------     -----------     -----------
Income From Investment
Operations
  Net Investment Income ...........          0.59            0.61            0.61            0.62            0.63
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ....................          0.44            0.44            0.12            0.12           (0.71)
                                      -----------     -----------     -----------     -----------     -----------
  Total From Investment
  Operations ......................          1.03            1.05            0.73            0.74           (0.08)
                                      -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ......         (0.59)          (0.61)          (0.61)          (0.62)          (0.63)
  From Net Realized Gains on
  Investment Transactions .........         (0.20)          (0.02)           --             (0.06)          (0.43)
                                      -----------     -----------     -----------     -----------     -----------
  Total Distributions .............         (0.79)          (0.63)          (0.61)          (0.68)          (1.06)
                                      -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ......   $     11.72     $     11.48     $     11.06     $     10.94     $     10.88
                                      ===========     ===========     ===========     ===========     ===========
  Total Return(1) .................          9.25%           9.70%           6.77%           7.21%          (0.78)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............          0.51%           0.48%           0.48%           0.49%           0.48%
Ratio of Net Investment Income
to Average Net Assets .............          5.07%           5.40%           5.48%           5.84%           5.51%
Portfolio Turnover Rate ...........            36%             50%             42%             60%             62%
Net Assets, End
of Year (in thousands) ............   $   325,194     $   304,671     $   288,022     $   276,085     $   277,477

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                               www.americancentury.com        39


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the
American Century California Tax-Free and Municipal Funds and Shareholders of the American Century-Benham California Limited-Term
Tax-Free Fund, the American Century-Benham California Intermediate-Term Tax Free Fund and the American Century-Benham California Long-Term Tax-Free Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century-Benham California Limited-Term Tax-Free Fund, the American Century-Benham California Intermediate-Term Tax-Free Fund and the American Century-Benham California Long-Term Tax-Free Fund (three of the funds constituting the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Funds") at August 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended August 31, 1997 and the financial highlights for the four years in the period ended August 31, 1997 for each fund were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
October 14, 1998


40      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     CALIFORNIA LIMITED-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of 1-5 years and maintains a weighted average maturity of five years or less.

     CALIFORNIA INTERMEDIATE-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of four years or more and maintains a weighted average maturity of 5-10 years.

     CALIFORNIA LONG-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of seven or more years and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than 4,000 municipal bonds with maturities of 2 to 4 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is 3 years.

     The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4 to 6 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 5 years.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The index's average maturity is approximately 27 years.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1 to 5 years.

     CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5 to 10 years.

     CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free)--funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.


INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS
     DAVE MACEWEN
     COLLEEN DENZLER
     JOEL SILVA

CREDIT RESEARCH DIRECTOR
     STEVEN PERMUT


CREDIT RATING GUIDELINES

       CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. RATINGS ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

       IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                               www.americancentury.com        41


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

BOND PORTFOLIO STRUCTURES

* BARBELL STRUCTURE--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.

* BULLET STRUCTURE--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to perform best when the yield curve is moving from flat to steep (long-term rates are rising faster that short-term rates, or short-term rates are falling faster than long-term rates).

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account.

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


42       1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                               www.americancentury.com        43


Notes
--------------------------------------------------------------------------------


44       1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9810                              (c)1998 American Century Services Corporation
SH-BKT-13908                                            Funds Distributor, Inc.

[front cover]                                                    August 31, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
------------------------------------
CALIFORNIA HIGH-YIELD MUNICIPAL
CALIFORNIA INSURED TAX-FREE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group

California High-Yield Municipal
(BCHYX)

California Insured Tax-Free
(BCINX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the year ended August 31, 1998, U.S. interest rates fell as global economic and financial conditions worsened. Falling interest rates, combined with increased demand, sparked a rally in the municipal bond market. Although demand for municipal bonds wasn't as strong as for Treasury bonds, it was still enough to boost bond prices and put downward pressure on yields. In California, global economic weakness began to infiltrate the strong state economy, encouraging investors to keep a closer watch on the financial health of municipal bond issuers.

     Within this environment, the Benham California High-Yield Municipal and Insured Tax-Free funds continued to perform well. Both funds provided returns that exceeded the average returns of their fund peers.

     The current market environment illustrates the importance of a diversified investment portfolio. While bonds produced positive returns, stock markets worldwide suffered sharp declines. Diversifying your assets among stocks, bonds and money market funds can help weatherproof your portfolio against changes in the economic or investment climate.

     On the corporate front, we have been expanding the products and services offered by our new American Century Brokerage. Our brokerage operation offers a wide range of investment options and features, including individual securities, mutual funds from hundreds of companies, a Gold MasterCard ATM/debit card, and 24-hour telephone and Internet access. Call our Investor Services representatives or visit our Web site for more details.

     We also have a huge effort underway to prepare American Century's computer systems for the year 2000 (Y2K). A team of technology professionals is working to address Y2K-related issues. Through the rest of 1998 and 1999, we will be extensively testing all of our systems, including those involved with dividend payments to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
CALIFORNIA HIGH-YIELD MUNICIPAL
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio Composition
   by Credit Rating .......................................................    7
   Portfolio Composition
   by Security Type .......................................................    8
   Schedule of Investments ................................................    9
CALIFORNIA INSURED TAX-FREE
   Performance Information ................................................   15
   Management Q&A .........................................................   16
   Portfolio Composition
   by Security Type .......................................................   17
   Portfolio Composition
   by Credit Rating .......................................................   18
   Schedule of Investments ................................................   19
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ............................................................   22
   Statements of Operations ...............................................   23
   Statements of Changes
   in Net Assets ..........................................................   24
   Notes to Financial
   Statements .............................................................   25
   Financial Highlights ...................................................   27
   Report of Independent
   Accountants ............................................................   29
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies ........................................................   30
      Comparative Indices .................................................   30
      Credit Rating
      Guidelines ..........................................................   30
      Investment Team
      Leaders .............................................................   30
   Glossary ...............................................................   31


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds posted moderate gains during the year ended August 31, 1998, as interest rates fell across the board.

* A global economic slowdown erased fears about inflation and created greater investor demand for bonds.

* Although economic conditions favored bonds, a 47% increase in new issuance limited the price gains of municipal securities.

* The gap between Treasury and municipal bond yields narrowed to its tightest level since 1986, making municipal yields extremely attractive on a tax-adjusted basis.

CREDIT REVIEW

* A robust state economy and healthy tax revenues enhanced municipal credit quality in California.

* Strong job growth and consumer spending helped the state produce a budget surplus.

* Recent slowing in California's economy has made us cautiously optimistic about credit conditions going forward.

CALIFORNIA HIGH-YIELD MUNICIPAL

* The fund's yield and one-year return beat the average California debt fund by a wide margin.

* Between new investments (fund assets increased by 60%) and the proceeds from a number of called bonds (those refinanced by the issuer and paid off early), the fund had a substantial amount of cash to invest in a lower interest rate environment.

* We put much of this money to work in non-rated bonds, where we found the best values.

* We continued to participate in private placements and limited public offerings. We typically work with the issuer to help structure the bond to meet our strict credit standards.

* Looking ahead, we plan to maintain a core position in non-rated bonds and will keep a wary eye on the strength of the California economy.

CALIFORNIA INSURED TAX-FREE

* The fund's yield and one-year return beat the average California insured debt fund.

* California Insured Tax-Free was positioned to take advantage of falling interest rates, with a longer duration (a measure of interest rate sensitivity) and an emphasis on discount bonds (bonds that trade below face value because they pay lower-than-prevailing interest rates).

* We concentrated our investments in tax revenue bonds, which performed well because of the strong California economy.

* We expect interest rates to continue to decline, so we plan to maintain the fund's current positioning going forward.

[left margin]

             CALIFORNIA HIGH-YIELD
                   MUNICIPAL
                    (BCHYX)
TOTAL RETURNS:                AS OF 8/31/98
    6 Months                         4.09%*
    1 Year                            9.35%
NET ASSETS:                  $303.8 million
30-DAY SEC YIELD:                     4.61%
INCEPTION DATE:                    12/30/86


              CALIFORNIA INSURED
                   TAX-FREE
                    (BCINX)
TOTAL RETURNS:                AS OF 8/31/98
    6 Months                         3.75%*
    1 Year                            8.96%
NET ASSETS:                  $215.5 million
30-DAY SEC YIELD:                     4.17%
INCEPTION DATE:                    12/30/86

* Not annualized.

See Total Returns on pages 5 and 15. Investment terms are defined in the Glossary on page 31.


2       1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

SOLID MUNICIPAL BOND PERFORMANCE

     Municipal securities posted solid gains during the year ended August 31, 1998. Interest rates declined and bond prices rose as a global economic slowdown alleviated inflation fears.

     Municipal bond yields fell across the board, with most of the decline occurring in late 1997. Long-term municipal bonds, which are most sensitive to interest rate changes, reaped the biggest price gains as rates fell.

WEAKENING ECONOMIC CONDITIONS

     The catalyst for falling interest rates was a series of financial crises around the world that threatened to apply the brakes to global economic growth. Asia's financial problems came to light in late 1997 and mushroomed in 1998. By mid-1998, the contagion had spread to Russia and Latin America.

     One effect of these crises was to calm fears that inflationary pressures were intensifying. This was especially welcome in the U.S., where unemployment was at a 28-year low and consumer spending remained very robust. The tranquilizing effect on inflation allowed the Federal Reserve to keep its short-term interest rate barometer steady during the period.

     The global economic problems wreaked havoc on stock markets worldwide. Investors grew concerned about the outlook for corporate profits, and the ensuing stock market volatility created greater demand for bonds.

TREASURYS BEAT MUNICIPALS

     The biggest benefactor of the global turmoil was the U.S. Treasury bond market. Investors fleeing volatile markets looked for safe haven in Treasury bonds. This "flight to quality" sent U.S. interest rates down to levels not seen in three decades--the 30-year Treasury bond yield ended the period at an all-time low of 5.27%.

     The demand for municipal bonds, while remaining firm, couldn't keep pace with the growing appetite for Treasurys. International investors don't benefit from the tax-exempt status of municipal securities, so they prefer the higher yields and greater liquidity offered by Treasurys.

     In addition, municipal bond issuance expanded over the past year as issuers scrambled to take advantage of low interest rates. For the first eight months of 1998, new issue volume was up 47% compared with the previous year.

     As a result, Treasury bonds outperformed municipals, and the difference--or spread--between the yields of Treasury and municipal securities narrowed substantially (see the accompanying chart). By the end of the period, the yield spread between a 10-year Treasury and a 10-year municipal bond was the tightest it's been in 12 years.

      At these levels, municipal bonds offer extremely attractive yields on a tax-equivalent basis. As of August 31, an investor in the highest federal tax bracket could earn a tax-adjusted yield of more than 7% on a 10-year municipal bond, well above the 5% yield on the 10-year Treasury.

[right margin]

"LONG-TERM MUNICIPAL BONDS, WHICH ARE MOST SENSITIVE TO INTEREST RATE CHANGES, REAPED THE BIGGEST PRICE GAINS AS RATES FELL."

[line chart - data below]

10-YEAR TREASURY YIELDS VS. 10-YEAR AAA MUNICIPAL YIELDS

            10-Year Treasury      10-Year AAA Municipal
8/31/97           6.33%                 4.72%
9/30/97           6.10%                 4.59%
10/31/97          5.83%                 4.54%
11/30/97          5.85%                 4.59%
12/31/97          5.74%                 4.41%
1/31/98           5.51%                 4.34%
2/28/98           5.61%                 4.37%
3/31/98           5.65%                 4.45%
4/30/98           5.67%                 4.54%
5/31/98           5.55%                 4.44%
6/30/98           5.44%                 4.40%
7/31/98           5.49%                 4.42%
8/31/98           4.97%                 4.27%

Source: Bloomberg Financial Markets

"BY THE END OF THE PERIOD, THE YIELD SPREAD BETWEEN A 10-YEAR TREASURY AND A 10-YEAR MUNICIPAL BOND WAS THE TIGHTEST IT'S BEEN IN 12 YEARS."


                                               www.americancentury.com        3


California Municipal Credit Review
--------------------------------------------------------------------------------

     Municipal credit conditions in California continued to improve during the year ended August 31, 1998. The robust state economy helped increase tax revenues for state and local governments. However, recent economic trends indicate a slowing in California's economy, so we are cautiously positive about state credit conditions going forward.

CALIFORNIA ECONOMY IN HIGH GEAR

     Economic growth in California was extremely healthy during the past year. The state remains the hub of leading-edge technology firms, and it has also benefited from vibrant tourism and entertainment industries. Although the Asian financial crisis began to hurt the state's exports in late 1997, other large trading partners--especially Mexico and Europe--picked up the slack, helping exports grow overall during the period. Strong demand for housing fueled a boom in the construction industry, which experienced the largest employment growth in the state.

     California jobs grew by 3.5% during the first half of 1998, compared to 2.6% nationally. The unemployment rate in 15 counties fell below 5%, while statewide unemployment hit its lowest level since the mid-1980s. Job growth was strongest in southern California--Los Angeles County alone added 100,000 jobs between July 1997 and July 1998, and four out of the five fastest-growing metropolitan areas are in the Southland.

     One of the biggest benefactors of California's hearty economy has been the state's general fund. The state budget is very economically dependent, relying on income and sales tax revenues for much of its funding. Thanks to higher-than-expected tax revenues, California erased its accumulated deficit and produced a surplus. The state put a portion of the surplus in an emergency reserve fund for periods of economic uncertainty; the remainder allowed the state to cut vehicle licensing fees and reinstate some tax credits.

CHANGES ON THE HORIZON

     Recently, we've seen evidence that the state's economy has started to slow down. Six of the state's 10 largest foreign trading partners are in Asia, and other crucial export markets--Mexico, Canada, Europe--are also struggling. Although foreign exports make up only 5% of the state's economy, California businesses also compete domestically with cheaper imports from Asia and elsewhere.

     The San Francisco Bay Area, which is more export-oriented and dominated by technology companies, is already feeling the strain. Many high-tech companies are beginning to cut costs (and jobs) in order to remain competitive.

THE OUTLOOK

     After one of the most severe downturns in the state's history, California has experienced explosive economic growth over the last few years. Going forward, however, forecasts are calling for slower but more sustainable levels of growth.

     As a result of fundamental changes over the past decade, the state's economy is more diversified and better able to withstand economic downturns. However, continued dependence on economically sensitive revenues leaves the state's recently improved financial position vulnerable to a pronounced slowdown.

     From a long-term perspective, we're still positive on California's economy and credit conditions, but we're cautious over the near term because of uncertainty about the impact that the global economic crisis will have on the state.

[left margin]

"ECONOMIC GROWTH IN CALIFORNIA WAS EXTREMELY HEALTHY DURING THE PAST YEAR."

[line chart - data below]

EMPLOYMENT GROWTH
              California           U.S.
'91             -3.5%             -1.5%
'92              0.1%              0.3%
'93             -0.8%              1.8%
'94              1.7%              3.1%
'95              0.6%              2.7%
'96              1.4%              2.1%
'97              3.9%              2.5%
'98              2.4%              2.6%

Source: Employment Development Department, Bureau of Labor Statistics

"CALIFORNIA JOBS GREW BY 3.5% DURING THE FIRST HALF OF 1998, COMPARED TO 2.6% NATIONALLY."


4       1-800-345-2021


California High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1998

                              INCEPTION 12/30/86
                          CALIFORNIA         LEHMAN LONG-TERM    CALIF. MUNICIPAL DEBT FUNDS(2)
                     HIGH-YIELD MUNICIPAL    MUNI BOND INDEX    AVERAGE RETURN    FUND'S RANKING
-----------------------------------------------------------------------------------------------
6 MONTHS(1) .............    4.09%                4.07%             3.27%              --
1 YEAR ..................    9.35%               10.51%             8.51%         15 OUT OF 104
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .................    9.32%                9.52%             7.72%          6 OUT OF 90
5 YEARS .................    7.13%                7.08%             5.83%          4 OUT OF 58
10 YEARS ................    8.55%                9.44%             7.90%          5 OUT OF 30

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 30-31 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 8/31/98:
California High-Yield Municipal              $22,729
Lehman Long-Term Municipal Bond Index        $24,850

                   California          Lehman Long-Term
              High-Yield Municipal   Municipal Bond Index

DATE               ACCT VALUE            ACCT VALUE
8/31/88              $10,000              $10,000
9/30/88              $10,158              $10,227
12/31/88             $10,407              $10,529
3/31/89              $10,596              $10,634
6/30/89              $11,061              $11,370
9/30/89              $11,101              $11,310
12/31/89             $11,413              $11,788
3/31/90              $11,533              $11,813
6/30/90              $11,832              $12,116
9/30/90              $11,695              $12,018
12/31/90             $12,058              $12,638
3/31/91              $12,339              $12,928
6/30/91              $12,680              $13,257
9/30/91              $13,164              $13,855
12/31/91             $13,375              $14,350
3/31/92              $13,566              $14,400
6/30/92              $14,045              $15,034
9/30/92              $14,388              $15,444
12/31/92             $14,600              $15,816
3/31/93              $15,098              $16,508
6/30/93              $15,739              $17,189
9/30/93              $16,313              $17,877
12/31/93             $16,525              $18,150
3/31/94              $15,775              $16,697
6/30/94              $15,898              $16,818
9/30/94              $16,055              $16,886
12/31/94             $15,639              $16,501
3/31/95              $16,762              $18,143
6/30/95              $17,096              $18,558
9/30/95              $17,516              $19,063
12/31/95             $18,504              $20,340
3/31/96              $18,225              $19,809
6/30/96              $18,560              $20,043
9/30/96              $19,108              $20,664
12/31/96             $19,595              $21,239
3/31/97              $19,544              $21,054
6/30/97              $20,357              $21,993
9/30/97              $21,049              $22,811
12/31/97             $21,653              $23,637
3/31/98              $21,887              $23,911
6/30/98              $22,308              $24,358
8/31/98              $22,729              $24,850

$10,000 investment made 8/31/88

The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each chart. California High-Yield Municipal's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[Bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                          California           Lehman Long-Term
                      High Yield Municipal    Municipal Bond Index
08/31/88-08/31/89           10.88%                 13.44%
08/31/89-08/31/90            5.77%                  6.11%
08/31/90-08/31/91           10.75%                 13.47%
08/31/91-08/31/92           10.11%                 12.60%
08/31/92-08/31/93           12.61%                 14.76%
08/31/93-08/31/94            0.87%                 -2.05%
08/31/94-08/31/95            7.09%                  9.43%
08/31/95-08/31/96            8.02%                  6.88%
08/31/96-08/31/97           10.61%                 11.26%
08/31/97-08/31/98            9.35%                 10.51%


                                               www.americancentury.com        5


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------

     An interview with Steven Permut, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA HIGH-YIELD MUNICIPAL PERFORM DURING THE FISCAL YEAR ENDED AUGUST 31, 1998?

     The fund has a history of strong returns, and the past year was no exception. For the year ended August 31, California High-Yield Municipal returned 9.35%, compared with the 8.51% average return of the 104 "California Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's one-year return placed it in the top 15% of this group of funds. (See the Total Returns table on the previous page for other fund performance comparisons.)

YIELD IS A KEY ATTRACTION OF THIS FUND. HOW DID IT COMPARE?

     The fund's 30-day SEC yield* as of August 31 was 4.61%, compared with the 3.95% yield of the average California municipal fund. Despite some challenges, we've been able to maintain a yield that beat the average by a healthy margin.

WHAT SORT OF CHALLENGES DID YOU FACE?

     For one thing, a lot of new money came into the fund during the past year--California High-Yield Municipal's assets increased by nearly 60%, and we had to invest this new cash in a lower interest rate environment.

     Second, a number of the portfolio's bonds were called during the period. Many municipal bonds have a call feature that allows the issuer to pay back the principal early, similar to a homeowner refinancing a mortgage. Falling interest rates have encouraged many municipal issuers to call their existing bonds and "refinance" by issuing new ones at lower rates. Some even refinance months or years in advance of the call date just so they can take advantage of low rates.

     These "advanced refundings" can be good for the fund's total return because the bonds often appreciate in value--since the issuer already has the money to pay off the interest and principal, the credit quality of the bond goes up.

     However, calls generally hurt the fund's yield because the called bonds typically have high interest rates. California High-Yield Municipal had quite a few bonds with rates of 7-8% called away during the fiscal year.

     Between new investments and the proceeds from called bonds, we had more than $100 million to invest in the California high-yield market over the course of the year. Unfortunately, municipal bond yields were falling, and credit spreads remained very tight.

WHAT'S A CREDIT SPREAD?

     A "spread" is the gap between the yields of different bonds, so a credit spread is the gap between the yields of bonds with different credit quality. Lower-quality bonds traditionally offer higher yields as compensation for the additional risk. The most common credit spread tracked by the municipal market is the spread between bonds rated AAA and BBB.

* Although California High-Yield Municipal's yield may be significantly higher than the yields of other fixed-income funds that purchase higher-rated securities, this higher yield is generally based on the greater credit risk of the securities in the fund's portfolio.

[left margin]

"DESPITE SOME CHALLENGES, WE'VE BEEN ABLE TO MAINTAIN A YIELD THAT BEAT THE AVERAGE BY A HEALTHY MARGIN."

YIELDS AS OF AUGUST 31, 1998

30-DAY SEC YIELD                    4.61%

30-DAY TAX-EQUIVALENT YIELDS
34.70% TAX BRACKET                  7.06%
37.42% TAX BRACKET                  7.37%
41.95% TAX BRACKET                  7.94%
45.22% TAX BRACKET                  8.42%

PORTFOLIO AT A GLANCE
                                   8/31/98           8/31/97
NUMBER OF SECURITIES                 146               102
WEIGHTED AVERAGE
MATURITY                          20.8 YRS          20.3 YRS
AVERAGE DURATION                   7.9 YRS           7.5 YRS
EXPENSE RATIO                       0.54%             0.50%

Investment terms are defined in the Glossary on page 31.


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California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Just a few years ago, a BBB bond offered a yield advantage of 100 basis points (1.00%--a basis point equals 0.01%) or more over a AAA bond with the same maturity. Six months ago, the spread had narrowed to just 35-45 basis points, and by the end of May, it was down to 25 basis points. To look at it another way, a AAA bond offered roughly 95% of the yield of a lower-quality bond, but with much less credit risk.

WHY WERE MUNICIPAL CREDIT SPREADS SO TIGHT?

     There were several reasons. First, the strength of the California economy led to more credit upgrades. This was good for some of our bonds because they increased in value as a result of their upgrades, but it also reduced the outstanding supply of lower-rated bonds. In addition, bond insurance has become more prevalent in the municipal market; many bonds that would normally be rated BBB are now being issued with insurance and a AAA rating.

     On the demand side, falling interest rates led to a growing appetite for the higher yields of lower-quality bonds. The combination of shrinking supply and greater demand compressed credit spreads and made it harder to find value among lower-rated municipals.

SO YOU HAD A SIZABLE AMOUNT OF CASH TO INVEST IN AN UNFAVORABLE ENVIRONMENT. WHAT DID YOU DO WITH IT?

     We invested some of it in AAA bonds because that was where supply was heaviest. But we also put a lot of the money to work in non-rated bonds, where we thought we could find the best values. There was a great deal of issuance among non-rated securities, so yields were relatively attractive in this sector.

     And the non-rated area of the market is where our experienced credit research team can really shine. Since non-rated bonds are not evaluated by the rating agencies, there's a lot of variability in credit quality.

     Our credit team was able to roll up its sleeves and find a number of non-rated issues that offered nice yields while meeting our stringent credit standards. We now have 40% of the fund's portfolio in non-rated bonds, up from about 30% a year ago.

WHAT EFFECT DID ALL OF THIS INVESTMENT ACTIVITY HAVE ON THE FUND'S DURATION?

     California High-Yield Municipal's duration extended slightly from 7.5 years to 7.9 years during the fiscal year. (Duration measures the portfolio's sensitivity to changes in interest rates. The longer the fund's duration, the greater the share price fluctuates when interest rates change.) As I mentioned before, we were investing in a declining interest rate environment, so we were buying lower-yielding municipal bonds. In general, lower-yielding bonds tend to have longer durations, and that contributed to the fund's duration increase.

     It's important to note that we manage the fund's duration very carefully so that it remains relatively neutral compared with its peers, and any investments we make are consistent with this approach. The lengthening of the fund's duration over the past year reflected a similar increase in the average duration of the peer group.

[right margin]

"BETWEEN NEW INVESTMENTS AND THE PROCEEDS FROM CALLED BONDS, WE HAD MORE THAN $100 MILLION TO INVEST IN THE CALIFORNIA HIGH-YIELD MARKET OVER THE COURSE OF THE YEAR."

PORTFOLIO COMPOSITION BY CREDIT RATING
                   % OF FUND INVESTMENTS
                  AS OF             AS OF
                 8/31/98           2/28/98
AAA                26%               26%
AA                  9%               15%
A                  12%               14%
BBB                13%               14%
UNRATED            40%               31%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 30 for more information.

"OUR CREDIT TEAM WAS ABLE TO ROLL UP ITS SLEEVES AND FIND A NUMBER OF NON-RATED ISSUES THAT OFFERED NICE YIELDS WHILE MEETING OUR STRINGENT CREDIT STANDARDS."


                                                 www.americancentury.com       7


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO?

     We expanded California High-Yield Municipal's holdings of healthcare-related securities, such as hospital and retirement facility bonds. We also increased our exposure to land-based bonds, which help finance land development and are backed by property tax revenues. Both of these bond sectors benefited from the strength of the California economy.

IN THE LAST REPORT IN FEBRUARY, YOU TALKED ABOUT YOUR INVOLVEMENT IN PRIVATE PLACEMENTS AND LIMITED PUBLIC OFFERINGS. ARE YOU STILL PARTICIPATING IN THESE DEALS?

     Yes. Bonds issued through private placements or limited public offerings are sold only to large investors, like mutual funds and insurance companies. This is another area where we benefit from a strong credit team--California issuers come to us for help in structuring these deals, and we're able to have some input on the creditworthiness and yield of the bonds.

     We were involved in a few mobile home park deals over the past year, and we're currently working on a multifamily housing deal.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL MARKET?

     We're a little more cautious than we were six months ago, but we're still optimistic about the market. Despite recent evidence of slower growth, the California economy appears to have plenty of life in it, and the state's fundamental credit situation remains positive.

     In addition, municipal bond yields are currently very attractive when compared with the Treasury bond market. On an after-tax basis, municipal bonds even make sense for investors in the lowest tax brackets. Increased demand would be favorable for municipal bond prices.

     However, the Asian financial crisis may cause further slowdowns in the California economy. As a result, we could see credit spreads begin to widen at some point. Although wider credit spreads would make the yields of lower-rated bonds more attractive, they would also hurt the prices of lower-quality bonds.

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR CALIFORNIA HIGH-YIELD MUNICIPAL OVER THE NEXT SIX MONTHS?

     We'll continue to manage the fund the way we always have--careful security selection based on thorough bond-by-bond analysis. We plan to maintain a core position in non-rated bonds, seeking out attractive values with the help of our credit research team.

     One of the challenges we may face going forward is the possibility that, if interest rates remain low, more of our bonds will be refinanced by their issuers. We'll try to anticipate these potential refinancings and look for attractive places to reinvest the proceeds.

[left margin]

"WE'RE A LITTLE MORE CAUTIOUS THAN WE WERE SIX MONTHS AGO, BUT WE'RE STILL OPTIMISTIC ABOUT THE MARKET."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF AUGUST 31, 1998
Revenue                    47%
Land-Secured               28%
COPs/Leases                14%
Prerefunded/ETM             8%
Other                       3%

AS OF FEBRUARY 28, 1998
Revenue                    44%
Land-Secured               36%
COPs/Leases                11%
Prerefunded/ETM             4%
Other                       5%

Security types are defined on page 31.


8       1-800-345-2021


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
              $2,000,000   Alameda Public Financing Auth.
                              Local Agency Rev., Series
                              1996 A, (Community Facility
                              District No. 1), 7.00%, 8/1/19        $2,224,980
               1,000,000   American Canyon Joint Powers
                              Financing Auth. Lease Rev.,
                              (Civic-Recreation Facilities),
                              6.40%, 6/1/22                          1,059,800
               1,000,000   Association of Bay Area
                              Governments Finance Auth.
                              Rev. COP, (Episcopal Homes
                              Foundation), 5.125%, 7/1/18              991,330
               3,000,000   Association of Bay Area
                              Governments Finance Auth.
                              Rev. COP, (Rhoda Haas
                              Goldman Plaza), 5.125%,
                              5/15/23 (California Mortgage
                              Insurance)                             2,970,720
                 700,000   Bishop, Escalon & Lemoore Cities
                              COP, Series 1991 A, 7.70%,
                              5/1/11                                   747,635
               1,000,000   Blythe Financing Auth. Water Rev.,
                              5.75%, 4/1/28                          1,022,450
               1,800,000   Blythe Redevelopment No. 1 Tax
                              Allocation, 5.80%, 5/1/28              1,876,626
               3,000,000   Brawley COP, (Water System
                              Improvement), 6.40%,
                              12/1/26(1)                             3,515,760
               1,285,000   Brea Community Facilities District
                              Special Tax, (Olinda Heights
                              No. 1997-1), 5.80%, 9/1/28             1,293,301
               2,000,000   Brea Olinda Unified School
                              District Community Facilities
                              Special Tax, (No. 95-1),
                              5.75%, 9/1/28                          2,031,440
               2,500,000   Brentwood Infrastructure
                              Refinancing Auth. Rev., Series
                              1998-1, 5.875%, 9/2/28                 2,505,975
               1,540,000   Brisbane COP, (Capital
                              Improvement Refinancing),
                              6.00%, 4/1/18(1)                       1,623,807
               1,000,000   Cabrillo Unified School District
                              GO, Series 1996 A, 5.95%,
                              8/1/17 (AMBAC)(2)                        393,260
               1,850,000   California Community College
                              Financing Auth. Lease Rev.,
                              Series 1998 A, 4.625%,
                              9/1/23 (MBIA)                          1,751,617
               5,000,000   California Department Water
                              Resource Center Various
                              Project Rev., Series 1995 O,
                              (Water Systems), 4.75%,
                              12/1/25                                4,811,100
                 500,000   California Educational Facilities
                              Auth. Rev., (California Lutheran
                              University), 7.375%, 12/1/16             538,370

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $2,000,000   California Educational Facilities
                              Auth. Rev., (Los Angeles College
                              Chiropractic), 5.60%, 11/1/17         $2,083,320
               1,000,000   California Educational Facilities
                              Auth. Rev., (Mills College),
                              6.875%, 9/1/22                         1,131,720
               3,350,000   California Educational Facilities
                              Auth. Rev., (St. Mary's College),
                              4.75%, 10/1/20 (MBIA)                  3,232,147
               2,215,000   California Educational Facilities
                              Auth. Rev., (University of San
                              Diego), 4.75%, 10/1/15
                              (AMBAC)                                2,200,824
               1,000,000   California Educational Facilities
                              Auth. Rev., Series 1993 B,
                              (Pooled College and University
                              Financing), 6.125%, 6/1/09             1,072,670
               2,500,000   California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (Pooled College and University
                              Projects), 5.625%, 7/1/23              2,554,000
               4,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/12 (AMBAC)(2)              2,015,960
               1,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Casa De Las
                              Campanas), 5.25%, 8/1/20
                              (California Mortgage Insurance)        1,008,030
                 160,000   California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1988 B, 8.60%, 8/1/19             163,200
                 550,000   California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1989 B, 8.00%, 8/1/29             571,896
                 400,000   California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1990 C, 7.60%, 8/1/30             420,396
               1,955,000   California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1997 B, 6.10%, 2/1/28
                              (MBIA)                                 2,085,320
               1,500,000   California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1997 E, 6.10%, 8/1/29
                              (AMBAC)                                1,603,560
               3,500,000   California Housing Finance
                              Agency Multi-Unit Rental Rev.,
                              Series 1992 C-II, 6.875%,
                              8/1/24                                 3,740,520
               3,455,000   California Housing Finance
                              Agency Multi-Family Housing
                              Rev. Bonds, Series 1997 A,
                              5.95%, 8/1/28 (MBIA)                   3,641,294
               2,500,000   California Housing Finance
                              Agency Single-Family Mortgage
                              Rev., Series 1997 A-1, 5.95%,
                              8/1/16                                 2,661,625

See Notes to Financial Statements


                                                www.americancentury.com       9


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $3,000,000   California Housing Finance
                              Agency Single-Family Mortgage
                              Rev., Series 1997 C-2, 5.65%,
                              2/1/25 (FHA, VA)                      $3,108,690
                 400,000   California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 A, (Pooled
                              Project), 8.50%, 3/1/18                  409,472
               3,160,000   California State Department of
                              Water Resource Rev., Series
                              1997 S, (Central Valley Project),
                              5.00%, 12/1/19                         3,141,356
               3,665,000   California State GO, 6.75%,
                              9/1/09(2)                              2,240,341
               1,575,000   California State Local Government
                              Financing Auth. Rev., (Marin
                              Valley Mobile Home Park),
                              7.50%, 10/1/24 (Acquired
                              3/13/97, Cost $1,575,000)(3)           1,688,274
               2,000,000   California State Public Works
                              Board Lease Rev. COP, Series
                              1993 D, (Department of
                              Corrections State Prisons),
                              5.25%, 6/1/15 (FSA)                    2,129,040
               7,000,000   California Statewide Communities
                              Development Auth. Lease Rev.,
                              Series 1997 A, (United Airlines),
                              5.70%, 10/1/33                         7,229,110
               1,000,000   California Statewide Communities
                              Development Auth. Rev. COP,
                              Series 1996 A, (Insurance
                              Health Facility, San Gabriel
                              Valley), 5.50%, 9/1/14
                              (California Mortgage Insurance)        1,036,180
                 250,000   Clayton Improvement Bond Act
                              1915 Special Assessment,
                              (Oakhurst Assessment District),
                              8.00%, 9/2/14                            260,210
                  65,000   Clayton Improvement Bond Act
                              1915 Special Assessment,
                              Series 1988 A, (Oakhurst
                              Assessment District), 8.40%,
                              9/2/10                                    67,856
               4,500,000   Colton Public Financing Auth. Rev.,
                              (Electric System), 7.50%,
                              10/1/03, Prerefunded at
                              101% of Par(4)                         5,272,689
               1,320,000   Compton Sewer Rev., 5.375%,
                              9/1/23                                 1,323,472
                 750,000   Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., Series 1992 A, 7.10%,
                              8/1/22                                   825,750
                 680,000   Corcoran COP, 8.75%, 6/1/16
                              (Acquired 4/28/92, Cost
                              $680,000)(3)                             753,753
               4,000,000   Corona Community Facilities
                              District Special Tax, 4.70%,
                              9/1/20 (MBIA)                          3,856,480

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $3,500,000   Culver City Redevelopment
                              Financing Auth. Rev. Tax
                              Allocation, 4.60%, 11/1/20
                              (AMBAC)                               $3,309,005
               1,000,000   Davis Community Facility District
                              No. 1991-2 Special Tax, Series
                              1992 B, 7.80%, 9/1/02,
                              Prerefunded at 103% of Par(4)          1,172,740
               1,500,000   Del Mar Race Track Auth. Rev.,
                              6.20%, 8/15/11                         1,634,580
               5,000,000   East Bay Municipal Utility District
                              Water System Rev., 4.75%,
                              6/1/34 (MBIA)                          4,812,550
               1,200,000   Escondido Improvement Bond Act
                              1915 GO, (Assessment District
                              No. 86-1-R), 5.625%, 9/2/18            1,211,509
               3,000,000   Folsom Public Financing Auth.
                              Rev., Series 1997 A, 6.875%,
                              9/2/19                                 3,100,440
               1,500,000   Folsom Special Tax, (Community
                              Facility District No. 7), 7.25%,
                              9/1/21                                 1,631,385
               2,500,000   Fontana Redevelopment Agency
                              Tax Allocation, Series 1994 B,
                              (Jurupa Hills), 7.70%, 1/1/19          2,805,250
               1,040,000   Foothill-De Anza Community
                              College District COP, (Campus
                              Center), 7.35%, 3/1/07                 1,151,831
               2,500,000   Foster City Redevelopment
                              Agency Tax Allocation, (Metro
                              Center), 6.75%, 9/1/20                 2,795,075
               3,065,000   Fremont Public Financing Auth.
                              Rev., Series 1998 A, 5.50%,
                              9/2/11                                 3,069,230
               1,185,000   Gateway Improvement Auth. Rev.,
                              Series 1995 A, (Marin City
                              Community Facility), 7.75%,
                              9/1/25                                 1,465,786
               2,000,000   Industry Urban Redevelopment
                              Agency Tax Allocation,
                              (Project 3), 6.90%, 11/1/16            2,196,200
                 985,000   Irvine Improvement Bond 1915
                              Special Assessment, Series
                              1992 A, (District No. 89-9),
                              7.40%, 9/2/17                          1,017,131
               5,000,000   Kern Community College District
                              COP, 5.00%, 1/1/25 (MBIA)(5)           4,945,500
               1,000,000   La Mesa Improvement Bond Act
                              1915 Special Assessment,
                              (Limited Obligation, District
                              No. 98-1), 5.75%, 9/2/23               1,011,420
               2,000,000   La Mirada Redevelopment Agency
                              Special Tax Rev., (Community
                              Facilities District No. 89-1),
                              5.70%, 10/1/20                         2,024,120
               1,000,000   Lake Elsinore School Financing
                              Auth. Rev., 6.125%, 9/1/19             1,067,810

                                              See Notes to Financial Statements


10      1-800-345-2021


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $1,000,000   Lake Elsinore Unified School
                              District Community Facilities
                              Special Tax, (No. 88-1), 8.25%,
                               9/1/16                               $1,090,440
               1,000,000   Long Beach Industrial
                              Development Rev., Series
                              1998 A, (CSU Foundation),
                              5.25%, 2/1/13                          1,015,410
               3,590,000   Long Beach Water Rev., Series
                              1997 A, 5.00%, 5/1/24 (MBIA)           3,571,763
               2,000,000   Los Angeles Community Facilities
                              District Special Tax, (Cascades
                              Business Park), 6.40%, 9/1/22          2,079,260
               4,600,000   Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park and
                              Open Space District), 5.00%,
                              10/1/19                                4,561,314
                  95,000   Los Angeles County Single-Family
                              Mortgage Rev., (GNMA
                              Mortgage, Issue B), 9.00%,
                              12/1/20 (GNMA)                           103,908
               1,000,000   Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1991 B, 6.50%, 7/1/13           1,083,450
                  20,000   Los Angeles Home Mortgage Rev.,
                              9.00%, 6/15/18                            20,174
               2,150,000   Los Angeles State Building Auth.
                              Lease Rev. COP, Series 1993 A,
                              5.625%, 5/1/11                         2,386,952
               2,000,000   Los Angeles Unified School
                              District GO, Series 1997 A,
                              5.00%, 7/1/21 (FGIC)                   1,990,420
               1,775,000   Los Angeles Wastewater System
                              Rev., Series 1993 D, 4.70%,
                              11/1/17 (FGIC)                         1,725,708
               2,020,000   Milpitas Improvement Bond Act
                              1915 GO, Series 1998 A,
                              (Local Improvement District 18),
                              5.85%, 9/2/18                          2,065,329
               4,145,000   Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              (Local Improvement District 18),
                              5.65%, 9/2/14                          4,210,823
               3,000,000   Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              Series 1996 A, (Local
                              Improvement District 18),
                              6.75%, 9/2/16                          3,261,270
               1,500,000   Modesto Irrigation District
                              Financing Auth. Rev., Series
                              1998 D, (Domestic Water),
                              4.75%, 9/1/22 (AMBAC)                  1,447,920
               2,000,000   Novato Community Facility District
                              No. 1 Special Tax, (Vintage
                              Oaks), 7.20%, 8/1/15                   2,193,840

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $5,000,000   Oceanside Mobile Home Park
                              Financing Auth. Rev., (Laguna
                              Vista Mobile Estates), 5.80%,
                              3/1/28                                $5,058,150
               1,000,000   Orange County Community
                              Facilities District No. 86-2
                              Special Tax, Series 1998 A,
                              (Rancho Santa Margarita),
                              5.55%, 8/15/17                         1,011,430
               1,000,000   Orange County Community
                              Facilities District No. 87-5E
                              Special Tax, Series 1993 A,
                              7.30%, 8/15/18                         1,088,810
               1,000,000   Pioneer Union Elementary School
                              District GO, 7.50%, 8/1/14             1,067,370
                 880,000   Pittsburg Assessment District
                              90-1 Special Assessment,
                              (Oak Hills), 7.75%, 9/2/20               906,506
               1,500,000   Pittsburg Assessment District 92-1
                              Special Assessment, (Village at
                              New York Landing), 8.00%,
                              9/2/22                                 1,545,180
               1,645,000   Pittsburg Infrastructure Financing
                              Auth. Rev. Improvement Special
                              Assessment, Series 1998 A,
                              5.55%, 9/2/16                          1,663,260
               3,500,000   Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26                          3,801,490
               5,000,000   Pomona Improvement Bond Act
                              1915 Special Assessment, (Rio
                              Rancho Assessment District
                              294), 7.50%, 9/2/21                    5,488,100
                 475,000   Pomona Public Financing Auth.
                              Rev., Series 1994 L, (Southwest
                              Pomona Redevelopment),
                              5.70%, 2/1/04, Prerefunded at
                              102% of Par(4)                           523,460
               1,025,000   Pomona Public Financing Auth.
                              Rev., Series 1994 L, (Southwest
                              Pomona Redevelopment),
                              5.70%, 2/1/13                          1,073,811
               1,305,000   Poway Community Facilities
                              District Special Tax, (No. 88-1,
                              Parkway Business Center),
                              6.75%, 8/15/15                         1,432,316
               2,250,000   Rancho Mirage Joint Powers
                              Financing Auth. COP,
                              (Eisenhower Memorial Hospital),
                              7.00%, 3/1/02, Prerefunded at
                              102% of Par(4)                         2,526,098
               1,815,000   Redondo Beach Public Financing
                              Auth. Rev., (South Bay Center
                              Redevelopment), 7.125%,
                              7/1/26                                 2,035,940
               1,000,000   Richmond Joint Powers Financing
                              Auth. Rev. COP, Series 1995 A,
                              5.25%, 5/15/13                         1,033,340

See Notes to Financial Statements


                                                www.americancentury.com       11


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $3,165,000   Richmond Redevelopment Agency
                              Tax Allocation, Series 1998 A,
                              (Harbour Redevelopment),
                              4.75%, 7/1/23 (MBIA)                  $3,061,694
                 500,000   Roseville Community Facilities
                              District No. 2 Special Tax,
                              8.25%, 9/1/21                            553,225
               2,200,000   Sacramento County Improvement
                              Bond Act 1915 Special
                              Assessment, (Sunrise/Cordova
                              Reassessment), 5.30%, 9/2/09           2,219,536
                 635,000   Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.60%, 9/1/07                    659,498
                 645,000   Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.70%, 9/1/08                    673,328
               2,250,000   Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.70%, 12/1/20                 2,275,673
               1,500,000   Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 6.30%, 9/1/21                  1,581,210
               3,000,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1993 G, 4.75%, 9/1/21 (MBIA)           2,890,230
               3,970,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                4,199,188
               1,400,000   Salinas COP, Series 1997 A,
                              (Capital Improvement), 5.70%,
                              10/1/28                                1,464,946
                 750,000   Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 90-1, Series
                              C-185), 5.45%, 9/2/13                    751,905
               1,000,000   Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 90-1, Series
                              C-185), 5.50%, 9/2/14                  1,001,580
               1,920,000   Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (Harden Ranch Assessment
                              District 94-1), 6.875%, 9/2/11         2,046,624
               2,000,000   San Diego Certificates of
                              Undivided Interest Water Utility
                              Fund System Rev., 4.75%,
                              8/1/28 (FGIC)                          1,930,260
               1,000,000   San Diego Community Facilities
                              District No. 1 Special Tax, Series
                              1995 B, 7.10%, 9/1/20                  1,198,790
               3,990,000   San Diego County Improvement
                              Bond Act 1915 GO, 6.25%,
                              9/2/12                                 4,123,027
               4,000,000   San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              4.75%, 7/1/23 (AMBAC)                  3,872,240

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $1,500,000   San Francisco City & County
                              Airport Commission International
                              Airport Rev., 5.90%, 5/1/26           $1,598,775
               7,810,000   San Francisco Community
                              College District COP, Series
                              1998 A, 5.95%, 7/1/18                  7,811,172
               1,780,000   San Jose Finance Auth. Rev. COP,
                              Series 1993 C, (Convention
                              Center), 6.30%, 9/1/09                 1,917,078
               1,000,000   San Marcos Public Facilities Auth.
                              Rev., 5.80%, 9/1/27                    1,005,580
               5,000,000   San Marcos Public Facilities Auth.
                              Rev., Series 1993 A, (Civic
                              Center), 6.20%, 8/1/22                 5,189,300
               2,365,000   San Marcos Redevelopment
                              Agency Tax Allocation, Series
                              1998 A, (Affordable Housing),
                              5.65%, 10/1/28                         2,428,595
               1,540,000   San Mateo County Joint Powers
                              Auth. Lease Rev., Series
                              1997 A, 5.00%, 7/15/22
                              (FSA)                                  1,531,407
               5,000,000   Santa Ana COP, (City Hall
                              Expansion), 4.70%, 1/1/28
                              (FSA)                                  4,762,750
               3,000,000   Santa Barbara County Tax and
                              Rev. Anticipation Notes, 4.50%,
                              10/1/99                                3,032,610
               1,500,000   Santa Rosa Improvement Bond
                              Act 1915 Special Assessment,
                              Series 1998 A, (Skyhawk
                              Assessment District), 5.75%,
                              9/2/20                                 1,525,875
               3,000,000   South Orange County Public
                              Financing Auth. Special Tax
                              Rev., Series 1994 B, (Jr. Lien),
                              7.25%, 9/1/13                          3,060,000
               1,615,000   South San Francisco
                              Redevelopment Agency Tax
                              Allocation, 7.60%, 9/1/18              1,764,048
                 480,000   Southern California Housing
                              Finance Auth. Single-Family
                              Mortgage Rev., Series 1991 A,
                              7.35%, 9/1/24 (GNMA, FNMA)               507,014
                 500,000   Southern California Public Power
                              Auth. Rev., (Pooled Project),
                              6.75%, 7/1/10 (FSA)                      611,080
               2,400,000   Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/14 (MBIA)(2)                1,127,280
               1,250,000   Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/15 (MBIA)(2)                  548,388
               2,000,000   Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                  2,057,300

                                              See Notes to Financial Statements


12      1-800-345-2021


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $1,100,000   Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 6.00%, 9/1/24                 $1,135,464
               2,000,000   Stockton East Water District COP,
                              Series 1997 A, 4.75%, 4/1/22
                              (AMBAC)                                1,925,760
               1,770,000   Tehama Community COP, (Social
                              Services Building), 7.00%,
                              10/1/20                                2,109,875
               1,655,000   Torrance Hospital Rev., (Little
                              County of Mary Hospital),
                              6.875%, 7/1/15                         1,809,627
               1,180,000   Torrance Redevelopment Agency
                              Tax Allocation, Series 1998 B,
                              5.625%, 9/1/28                         1,186,962
               2,260,000   Tracy Joint Powers Auth. Rev., (Jr.
                              Lien Assessment District 87-3),
                              6.375%, 9/2/11                         2,330,896
               1,565,000   Twentynine Palms Water District
                              COP, 7.10%, 8/1/22                     1,711,281
               2,000,000   Union City Special Tax,
                              (Community Facilities District
                              No. 1997-1), 5.80%, 9/1/28             2,042,660
               2,250,000   Vacaville Improvement Bond Act
                              1915 Special Assessment,
                              (Northeast Sector Assessment
                              District A), 7.00%, 9/2/22             2,413,575
               3,850,000   Vacaville Special Tax, Series
                              1998 C, (Community Facilities
                              District No. 2), 5.60%, 9/1/15         3,927,924
               2,000,000   West Contra Costa Unified School
                              District COP, 7.125%, 1/1/24           2,201,380
               1,000,000   Whittier Redevelopment Agency
                              Tax Allocation, (Whittier Blvd.),
                              5.70%, 11/1/19                         1,018,130
               1,520,000   Windsor Redevelopment Agency
                              Tax Allocation, 6.875%, 9/1/15         1,698,433
                                                                 ---------------
TOTAL MUNICIPAL SECURITIES--97.8%                                  296,865,303
                                                                 ---------------
   (Cost $281,669,202)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES
              $2,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1996 B, VRDN, 3.15%,
                              9/1/98 (AMBAC) (SBBPA:
                              ABN Amro Bank N.V.)                   $2,000,000
                 590,000   Richmond Joint Powers Financing
                              Port Auth. Term Lease Rev.,
                              VRDN, 3.35%, 9/1/98 (LOC:
                              Union Bank of California, N.A.)          590,000
               4,000,000   San Francisco City and County
                              Airport Commission International
                              Airport Rev., Series 1998 A-48,
                              VRDN, 3.95%, 9/1/98 (FGIC)
                              (SBBPA: National Westminster
                              Bank PLC) (Acquired 8/20/98,
                              Cost $4,000,000)(3)                    4,000,000
                                                                 ---------------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES--2.2%                                           6,590,000
                                                                 ---------------
   (Cost $6,590,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $303,455,303
                                                                 ===============
   (Cost $288,259,202)

See Notes to Financial Statements


                                                www.americancentury.com       13


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VA = Veteran's Administration

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

(1) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security was purchased under rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at August 31, 1998, was $6,442,027, which represented 2.1% of net assets. Securities which were illiquid represented less than 1% of net assets.

(4) Escrowed to maturity in U.S. Government securities or state and local government securities.

(5) When-issued security.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

                                              See Notes to Financial Statements


14       1-800-345-2021


California Insured Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1998

                                                    INCEPTION 12/30/86
                       CALIFORNIA INSURED   LEHMAN LONG-TERM   CALIF. INSURED MUNICIPAL DEBT FUNDS(2)
                            TAX-FREE         MUNI BOND INDEX    AVERAGE RETURN     FUND'S RANKING
--------------------------------------------------------------------------------------------------
6 MONTHS(1) ...............   3.75%              4.07%             3.07%                --
1 YEAR ....................   8.96%             10.51%             8.11%            3 OUT OF 26
------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ...................   8.26%              9.52%             7.59%            1 OUT OF 25
5 YEARS ...................   6.16%              7.08%             5.64%            3 OUT OF 14
10 YEARS ..................   8.36%              9.44%             8.32%            3 OUT OF 7

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 30-31 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 8/31/98:
Lehman Long-Term Municipal Bond Index    $24,850
California Insured Tax-Free              $22,324

                California Insured     Lehman Long-Term
                     Tax-Free        Municipal Bond Index

DATE                ACCT VALUE           ACCT VALUE
8/31/88              $10,000              $10,000
9/30/88              $10,204              $10,227
12/31/88             $10,437              $10,529
3/31/89              $10,577              $10,634
6/30/89              $11,253              $11,370
9/30/89              $11,126              $11,310
12/31/89             $11,512              $11,788
3/31/90              $11,496              $11,813
6/30/90              $11,762              $12,116
9/30/90              $11,603              $12,018
12/31/90             $12,291              $12,638
3/31/91              $12,443              $12,928
6/30/91              $12,689              $13,257
9/30/91              $13,238              $13,855
12/31/91             $13,677              $14,350
3/31/92              $13,641              $14,400
6/30/92              $14,258              $15,034
9/30/92              $14,592              $15,444
12/31/92             $14,935              $15,816
3/31/93              $15,591              $16,508
6/30/93              $16,135              $17,189
9/30/93              $16,779              $17,877
12/31/93             $16,943              $18,150
3/31/94              $15,811              $16,697
6/30/94              $15,928              $16,818
9/30/94              $16,029              $16,886
12/31/94             $15,833              $16,501
3/31/95              $16,941              $18,143
6/30/95              $17,273              $18,558
9/30/95              $17,757              $19,063
12/31/95             $18,846              $20,340
3/31/96              $18,320              $19,809
6/30/96              $18,452              $20,043
9/30/96              $19,024              $20,664
12/31/96             $19,543              $21,239
3/31/97              $19,336              $21,054
6/30/97              $20,061              $21,993
9/30/97              $20,791              $22,811
12/31/97             $21,367              $23,637
3/31/98              $21,523              $23,911
6/30/98              $21,850              $24,358
8/31/98              $22,324              $24,850

$10,000 investment made 8/31/88

The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each chart. California Tax-Free Insured's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                         California            Lehman Long-Term
                       Insured Tax-Free       Municipal Bond Index
08/31/88-08/31/89           12.04%                 13.44%
08/31/89-08/31/90            3.96%                  6.11%
08/31/90-08/31/91           11.87%                 13.47%
08/31/91-08/31/92           11.67%                 12.60%
08/31/92-08/31/93           13.74%                 14.76%
08/31/93-08/31/94           -1.68%                 -2.05%
08/31/94-08/31/95            8.09%                  9.43%
08/31/95-08/31/96            6.60%                  6.88%
08/31/96-08/31/97            9.25%                 11.26%
08/31/97-08/31/98            8.96%                 10.51%


                                               www.americancentury.com        15


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------

     An interview with Dave MacEwen, a portfolio manager on the California Insured Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED AUGUST 31, 1998?

     California Insured Tax-Free continued to perform well, posting an 8.96% return, compared with the 8.11% average return of the 26 "California Insured Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's one-year return placed it in the top 12% of its peer group. (See the Total Returns table on the previous page for other fund performance comparisons).

     California Insured Tax-Free also produced more current income than its peers. The fund's 30-day SEC yield as of August 31 was 4.17%, compared with the 3.70% yield of the average California insured municipal fund. The strong yields and returns can be attributed in part to the fund's below-average expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

WHAT OTHER FACTORS CONTRIBUTED TO CALIFORNIA INSURED TAX-FREE'S STRONG RETURNS?

     A big contributor was our increasing focus on discount bonds. As a quick review, discount bonds trade below face value because their interest rates are lower than the prevailing market interest rate; premium bonds trade at prices above face value because their interest rates are higher than prevailing market rates.

     When bond yields declined during the period, we responded by swapping into lower-coupon discount bonds and out of higher-coupon premium bonds. We started by selling bonds with interest rates of 5.50% and replacing them with 5.25% bonds. As rates declined further, we replaced many of our 5.25% bonds with 5.00% bonds and, ultimately, with 4.75% bonds.

     The fund's increased stake in discounts served it well in 1997, but it muted our performance somewhat in the spring of this year when interest rates were fairly stable. Nonetheless, we continued this strategy because discount bonds offered more potential upside than premium bonds if interest rates fell and no more downside if rates rose. Our patience was rewarded when rates resumed their decline in May, and discount bonds outpaced premiums through the end of the period.

WHY DO DISCOUNT BONDS PERFORM WELL IN DECLINING INTEREST RATE ENVIRONMENTS?

     Discount bonds are less likely than premium bonds to be called (refinanced by the issuer before maturity), so investing in discount bonds helps guard against these inopportune calls.

     Like homeowners, municipal issuers often refinance--or "call"--their older, higher-rate debt when interest rates fall. If a bond is called, bondholders often have to forfeit high-yielding bonds and reinvest the proceeds at lower interest rates. If it appears that a bond is in jeopardy of being called, investors usually push its price lower.

[left margin]

"THE FUND'S ONE-YEAR RETURN PLACED IT IN THE TOP 12% OF ITS PEER GROUP."

YIELDS AS OF AUGUST 31, 1998

30-DAY SEC YIELD                    4.17%

30-DAY TAX-EQUIVALENT YIELDS
  34.70% TAX BRACKET                6.39%
  37.42% TAX BRACKET                6.66%
  41.95% TAX BRACKET                7.18%
  45.22% TAX BRACKET                7.61%

PORTFOLIO AT A GLANCE
                                   8/31/98            8/31/97
NUMBER OF SECURITIES                 71                63
WEIGHTED AVERAGE
MATURITY                          17.9 YRS          18.5 YRS
AVERAGE DURATION                   8.5 YRS           8.1 YRS
EXPENSE RATIO                       0.51%             0.48%

Investment terms are defined in the Glossary on page 31.


16       1-800-345-2021


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Premium bonds are especially susceptible to calls because their issuers can save money by refinancing at lower rates. Issuers of discount bonds don't have much incentive to refinance bonds that carry interest rates lower than prevailing interest rates. As a result, discount bonds tend to perform better than premium bonds when interest rates fall.

     Another way we tried to insulate the fund from inopportune calls was to increase the fund's holdings of non-callable bonds, which can't be called away by their issuers before maturity. In periods of declining interest rates, the fund's non-callable holdings performed quite well.

HOW DID YOU MANAGE CALIFORNIA INSURED TAX-FREE'S INTEREST RATE SENSITIVITY?

     We increased the fund's sensitivity to changes in interest rates, as measured by duration. (The longer a fund's duration, the more the share price tends to rise or fall when rates change.) In general, lower-yielding bonds tend to have longer durations, so our emphasis on discount bonds caused the fund's duration to extend slightly.

     By the end of the period,  California Insured Tax-Free's  duration stood at
8.5 years, compared to 8.2 years six months ago and 8.1 years at the beginning of the period.

     It's important to note that we make only modest adjustments to the fund's duration, generally keeping it within a year of California Insured Tax-Free's benchmark (a group of funds with similar investment objectives).

WHAT'S  THE  ATTRACTION  OF  REVENUE  BONDS,  WHICH  MADE UP  ABOUT  HALF OF THE
PORTFOLIO?

     Sales-tax revenue bonds, which made up the majority of the fund's holdings in the revenue sector, have done well as California's economy rolls along. But the main reason we bought these bonds was because they had certain structural features we liked, such as discount coupons and protection from early calls.

WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

     As 1998 has progressed, the Asian economic crisis has taken a bigger bite out of U.S. economic growth. It has also calmed inflationary fears--inflation presently appears to be almost non-existent, rising at an annualized rate of just 1.6% for the first eight months of this year. Given the lack of any building inflationary pressures, we believe that interest rates can move lower. In addition, continued bad news out of Asia, Russia, and Latin America will likely prompt the Federal Reserve to lower short-term interest rates.

     As for the municipal market, we think that supply and demand will be more balanced for the remainder of the year. Much of the supply we've seen so far was the result of a record-setting $3.5 billion municipal bond issue by the Long Island Power Authority in May, as well as issuers flooding the market with new debt in advance of that deal. Going forward, we believe that municipal supply will taper off to a more normalized level for the remainder of the year. If demand remains firm or rises, the municipal market would likely benefit from lower supply.

[right margin]

"SALES-TAX REVENUE BONDS, WHICH MAKE UP THE MAJORITY OF THE FUND'S HOLDINGS IN THE REVENUE SECTOR, HAVE DONE WELL AS CALIFORNIA'S ECONOMY ROLLS ALONG."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF AUGUST 31, 1998
Revenue                    52%
COPs/Leases                24%
Land-Secured               14%
Prerefunded/ETM             6%
GO                          4%

AS OF FEBRUARY 28, 1998
Revenue                    53%
COPs/Leases                23%
Land-Secured               16%
Prerefunded/ETM             4%
GO                          4%

Security types are defined on page 31.


                                                www.americancentury.com      17


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR CALIFORNIA INSURED TAX-FREE OVER THE NEXT SIX MONTHS?

     As long as we believe that interest rates have the potential to decline, we'll keep the fund's duration slightly longer than its neutral position of around eight years. In addition, we'll maintain our stake in discount bonds, which we believe will outperform premium bonds in a declining rate environment.

[left margin]

"GIVEN THE LACK OF ANY BUILDING INFLATIONARY PRESSURES, WE BELIEVE THAT INTEREST RATES CAN MOVE LOWER."

PORTFOLIO COMPOSITION BY CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                8/31/98           2/28/98
AAA              100%              100%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 30 for more information.


18       1-800-345-2021


Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
            $  1,000,000   Banning COP, (Wastewater
                              System Refunding &
                              Improvement), 8.00%, 1/1/19
                              (AMBAC)                                $1,322,900
                 900,000   Brea Redevelopment Agency Tax
                              Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                     990,243
               2,500,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Sutter Hospital),
                              6.70%, 1/1/13 (AMBAC)                   2,548,500
               1,250,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1991 A, (Adventist Health),
                              7.00%, 3/1/13 (MBIA)                    1,358,675
               1,505,000   California Public Capital
                              Improvements Financing Auth.
                              Rev., (Pooled Project 1988 B),
                              8.10%, 3/1/18 (BIGI)                    1,540,548
               4,000,000   California State Public Works
                              Board Lease Rev. COP, Series
                              1993 A, (Department of
                              Corrections State Prisons),
                              5.00%, 12/1/19 (AMBAC)                  4,092,120
               6,000,000   California State Public Works
                              Board Lease Rev. COP, Series
                              1993 D, (Department of
                              Corrections State Prisons),
                              5.25%, 6/1/15 (FSA)                     6,387,120
               4,135,000   California State Universities and
                              Colleges Rev., 5.75%,
                              11/1/15 (FGIC)                          4,488,543
               3,925,000   California Statewide Communities
                              Development Auth. Rev. COP,
                              (Gemological Institute), 6.75%,
                              5/1/10 (Connie Lee)                     4,750,545
               5,000,000   California Statewide Community
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)          5,045,100
               1,520,000   Castaic Lake Water Agency COP,
                              Series 1994 A, (Water System
                              Improvement), 7.00%, 8/1/12
                              (MBIA)                                  1,883,812
               1,000,000   Contra Costa County COP, 7.80%,
                              6/1/07 (BIGI)                           1,050,730
               1,200,000   Contra Costa Water District Rev.,
                              Series 1992 E, 6.25%,
                              10/1/12 (AMBAC)                         1,411,056
               7,080,000   Corona Community Facilities
                              District Special Tax, No. 90-1-A,
                              4.625%, 9/1/17 (MBIA)                   6,836,802
               2,000,000   East Bay Municipal Utility District
                              Wastewater System Rev.,
                              4.75%, 6/1/28 (MBIA)                    1,930,360

Principal Amount                                                     Value
--------------------------------------------------------------------------------

            $  1,000,000   East Valley Water District COP,
                              (Treatment Plant), 6.60%,
                              12/1/14 (AMBAC)                        $1,109,410
               2,000,000   Escondido Joint Powers Financing
                              Auth. Rev. COP, 6.125%,
                              9/1/11 (AMBAC)                          2,158,980
               2,000,000   Fontana Unified School District
                              GO, Series 1997 D, 5.85%,
                              5/1/22 (FGIC)(1)                        1,977,640
               2,100,000   Foothill-De Anza Community
                              College District COP, 6.25%,
                              9/1/13 (Connie Lee)                     2,324,952
               1,240,000   Fresno Sewer Rev., Series
                              1993 A-1, 4.75%, 9/1/21
                              (AMBAC)                                 1,223,260
               1,725,000   Fresno Sewer Rev., Series
                              1993 A-1, 6.25%, 9/1/14
                              (AMBAC)                                 2,039,468
               5,000,000   Glendale Hospital Rev., Series
                              1991 A, (Adventist Hospital),
                              6.75%, 3/1/13 (MBIA)                    5,399,050
               4,830,000   Glendale Unified School District
                              COP, Series 1994 A, 6.50%,
                              3/1/12 (AMBAC)                          5,403,080
               1,340,000   Kern High School District GO,
                              Series 1993 C, 6.25%, 8/1/13
                              (MBIA)(2)                               1,583,880
               3,630,000   Kern High School District GO,
                              Series 1993 D, 7.00%, 8/1/17
                              (MBIA)(2)                               4,205,900
               2,000,000   La Quinta Financing Auth. Lease
                              Rev. COP, (La Quinta City Hall),
                              5.55%, 10/1/18 (MBIA)                   2,187,780
                 790,000   Lake Elsinore Public Financing
                              Auth. Tax Allocation, Series
                              1992 C, (Redevelopment),
                              6.625%, 2/1/17 (FGIC)                     834,888
               1,500,000   Lakewood Redevelopment
                              Agency Tax Allocation, Series
                              1992 A, (Project No. 1), 6.50%,
                              9/1/17 (FSA)                            1,660,305
                 805,000   Los Angeles Community
                              Redevelopment Agency Housing
                              Rev., Series 1994 C, 7.00%,
                              1/1/14 (AMBAC)                            882,988
               3,500,000   Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                   3,952,095
               4,000,000   Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/15
                              (FSA)                                   4,516,680
               2,000,000   Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1993 B, 4.75%,
                              7/1/18 (AMBAC)                          1,953,400

See Notes to Financial Statements


                                                www.americancentury.com       19


Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

            $  1,000,000   Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., 6.50%, 7/1/13
                              (AMBAC)                                $1,086,260
               1,100,000   Los Angeles Wastewater System
                              Rev., Series 1991 C, 7.00%,
                              6/1/11 (AMBAC)                          1,148,708
               1,785,000   Los Angeles Wastewater System
                              Rev., Series 1993 D, 4.70%,
                              11/1/19 (FGIC)                          1,718,830
               4,015,000   Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1996 B, 4.75%,
                              7/1/21 (MBIA)                           3,889,612
               1,915,000   Midpeninsula Regional Open
                              Space District Financing Auth.
                              Rev., 5.90%, 9/1/14 (AMBAC)             2,104,202
               5,000,000   Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)(2)                 6,063,450
               1,200,000   National City Joint Powers Auth.
                              Lease Rev. COP, (Police
                              Facilities), 6.75%, 10/1/17
                              (AMBAC)                                 1,314,372
               2,810,000   Oakland Redevelopment Agency
                              Tax Allocation, (Central District
                              Redevelopment Tax), 5.50%,
                              2/1/14 (AMBAC)                          3,072,285
               2,700,000   Orange County Financing Auth.
                              Tax Allocation, Series 1992 A,
                              6.25%, 9/1/14 (MBIA)                    2,922,480
               1,950,000   Ramona Municipal Water District
                              COP, 7.20%, 10/1/10
                              (AMBAC)                                 2,108,555
               1,100,000   Redlands Unified School District
                              COP, 6.00%, 9/1/12 (FSA)                1,163,481
               5,000,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1993 G, 4.75%, 9/1/21
                              (MBIA)                                  4,817,050
              17,500,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                18,510,274
               1,305,000   Sacramento Redevelopment
                              Agency Tax Allocation, (Merged
                              Downtown Redevelopment),
                              6.50%, 11/1/00, Prerefunded
                              at 102% of Par (MBIA)(2)                1,409,713
               1,200,000   Sacramento Redevelopment
                              Agency Tax Allocation, (Merged
                              Downtown Redevelopment),
                              6.50%, 11/1/13 (MBIA)                   1,296,288
               3,000,000   Saddleback Community College
                              District COP, 7.00%, 8/1/19
                              (BIGI)                                  3,142,050

Principal Amount                                                     Value
--------------------------------------------------------------------------------

            $  1,345,000   San Diego Community College
                              District Lease Rev. COP,
                              6.125%, 12/1/06, Prerefunded
                              at 102% of Par (MBIA)(2)               $1,565,015
               7,000,000   San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                          7,742,000
               3,000,000   San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              4.75%, 7/1/23 (AMBAC)                   2,904,180
               3,250,000   San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              6.75%, 7/1/00, Prerefunded at
                              102% of Par (AMBAC)(2)(3)               3,497,065
              10,000,000   San Francisco City and County
                              International Airport Rev.,
                              (Second Series Issue 2), 6.75%,
                              5/1/20 (MBIA)                          11,286,800
               3,500,000   San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital),
                              5.00%, 7/1/21 (MBIA)                    3,574,200
               3,535,000   San Mateo County Joint Powers
                              Auth. Lease Rev. COP, (Capital
                              Projects Program), 6.50%,
                              7/1/15 (MBIA)                           4,273,815
               1,000,000   San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18 (MBIA)            1,054,960
               1,000,000   San Ysidro School District GO,
                              6.125%, 8/1/21 (AMBAC)                  1,152,720
               3,500,000   Santa Ana Financing Auth. Rev.,
                              Series 1999 B, (South Harbor
                              Boulevard), 5.125%, 9/1/19
                              (MBIA)(4)                               3,479,945
               2,000,000   Santa Margarita-Dana Point Auth.
                              Rev., Series 1994 B,
                              (Improvement Districts 3, 3A,
                              4, 4A), 7.25%, 8/1/14 (MBIA)            2,581,460
               1,265,000   Sierra Valley Hospital District GO,
                              5.50%, 8/1/23 (MBIA)                    1,332,260
               2,500,000   South Coast Air Quality
                              Management District Building
                              GO, (Headquarters), 6.00%,
                              8/1/11 (AMBAC)                          2,877,475
               2,040,000   Stockton East Water District COP,
                              Series 1997 A, 4.75%, 4/1/22
                              (AMBAC)                                 1,964,275
                  30,000   Thousand Oaks Redevelopment
                              Agency Rev., (Single Family
                              Residential Mortgage Rev.),
                              7.90%, 1/1/16 (AMBAC)                      30,182
               2,500,000   Ukiah Electric Rev., 6.25%,
                              6/1/18 (MBIA)                           2,951,925
               1,445,000   Walnut Valley Unified School
                              District GO, Series 1992 B,
                              6.00%, 8/1/10 (AMBAC)(2)                1,667,010

                                              See Notes to Financial Statements


20      1-800-345-2021


Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

            $  4,525,000   Woodland COP, (Wastewater
                              System Refunding), 5.75%,
                              3/1/12 (AMBAC)                         $5,051,258
                                                                ----------------
TOTAL MUNICIPAL SECURITIES--93.8%                                   203,804,965
                                                                ----------------
   (Cost $188,000,954)

MUNICIPAL DERIVATIVES(5)
               2,000,000   East Bay Municipal Utility District
                              Wastewater Treatment System
                              Rev., Yield Curve Notes, Inverse
                              Floater, 6.72%, 6/1/13
                              (AMBAC)                                 2,220,000
               1,000,000   San Diego County Water Auth.
                              COP, (Reg Rites), Yield Curve
                              Notes, Inverse Floater, 7.64%,
                              4/22/09 (FGIC)                          1,222,500
               2,750,000   Southern California Public Power
                              Auth. Rev., Yield Curve Notes,
                              Inverse Floater, 6.62%, 7/1/17
                              (FGIC)                                  2,952,813
                                                                ----------------
TOTAL MUNICIPAL DERIVATIVES--3.0%                                     6,395,313
                                                                ----------------
   (Cost $5,843,373)

Principal Amount                                                     Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
            $  2,000,000   California Pollution Control
                              Financing Auth. Rev., Series
                              1986 C, (Southern California
                              Edison), VRDN, 3.80%, 9/1/98           $2,000,000
               3,000,000   Irvine Improvement Bond Act
                              1915 Special Assessment,
                              Series 1996 A, (Assessment District
                              95-12), VRDN, 3.15%, 9/1/98
                              (LOC: KBC Bank and
                              Insurance Holding)                      3,000,000
               2,000,000   Irvine Ranch California Water
                              District Rev., (Consolidated
                              Bonds), VRDN, 3.15%, 9/1/98
                              (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)          2,000,000
                                                                ----------------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES--3.2%                                            7,000,000
                                                                ----------------
   (Cost $7,000,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $ 217,200,278
                                                                ================
   (Cost $200,844,327)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

BIGI = Bond Investor's Guaranty Inc.

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1998.

(1) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. Government securities or state and local government securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(4) When-issued security.

(5) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                www.americancentury.com       21


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

AUGUST 31, 1998                                     HIGH-YIELD          INSURED
                                                    MUNICIPAL          TAX-FREE
ASSETS
Investment securities, at value
  (identified cost of $288,259,202 and
  $200,844,327, respectively) (Note 3) .......     $303,455,303     $217,200,278
Investment in affiliated money
market fund (Note 2) .........................            8,523            8,695
Cash .........................................          918,893          119,703
Receivable for investments sold ..............             --          2,887,560
Interest receivable ..........................        5,054,723        3,296,567
                                                   ------------     ------------
                                                    309,437,442      223,512,803
                                                   ------------     ------------

LIABILITIES
Disbursements in excess of
demand deposit cash ..........................          186,602        1,482,433
Payable for investments purchased ............        4,899,944        6,237,045
Payable for capital shares redeemed ..........          249,208          109,338
Accrued management fees (Note 2) .............          135,145           90,997
Dividends payable ............................          124,308           83,156
Payable for trustees' fees
and expenses .................................              695              617
                                                   ------------     ------------
                                                      5,595,902        8,003,586
                                                   ------------     ------------
Net Assets ...................................     $303,841,540     $215,509,217
                                                   ============     ============

CAPITAL SHARES
Outstanding (unlimited number
of shares authorized) ........................       30,594,204       20,325,822
                                                   ============     ============
Net Asset Value Per Share ....................     $       9.93     $      10.60
                                                   ============     ============

NET ASSETS CONSIST OF:
Capital paid in ..............................     $286,644,057     $198,471,580
Undistributed net investment income ..........           18,811             --
Accumulated undistributed net
realized gain on investment
transactions .................................        1,982,571          681,686
Net unrealized appreciation
on investments (Note 3) ......................       15,196,101       16,355,951
                                                   ------------     ------------
                                                   $303,841,540     $215,509,217
                                                   ============     ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


22       1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31, 1998                         HIGH-YIELD          INSURED
                                                   MUNICIPAL           TAX-FREE
INVESTMENT INCOME
Income:
Interest ...................................       $13,998,056       $10,968,312
                                                   -----------       -----------

Expenses (Note 2):
Management fees ............................         1,311,664         1,031,569
Trustees' fees and expenses ................             9,263             8,687
                                                   -----------       -----------
                                                     1,320,927         1,040,256
                                                   -----------       -----------
Net investment income ......................        12,677,129         9,928,056
                                                   -----------       -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...........         2,562,512         1,583,804
Change in net unrealized
appreciation on investments ................         6,311,903         5,870,522
                                                   -----------       -----------
Net realized and unrealized
gain on investments ........................         8,874,415         7,454,326
                                                   -----------       -----------
Net Increase in Net Assets
Resulting from Operations ..................       $21,551,544       $17,382,382
                                                   ===========       ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                www.americancentury.com       23


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED AUGUST 31, 1998  AND AUGUST 31, 1997

                                            HIGH-YIELD MUNICIPAL               INSURED TAX-FREE
Increase (Decrease) in Net Assets           1998            1997              1998            1997

OPERATIONS
Net investment income .............   $  12,677,129    $   9,693,133    $   9,928,056    $   9,922,832
Net realized gain on investments ..       2,562,512        2,344,182        1,583,804        2,673,486
Change in net unrealized
  appreciation on investments .....       6,311,903        5,003,597        5,870,522        4,232,221
                                      -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations .......      21,551,544       17,040,912       17,382,382       16,828,539
                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO  SHAREHOLDERS
From net investment income ........     (12,677,129)      (9,698,539)      (9,928,056)      (9,927,378)
From net realized gains on
  investment transactions .........      (2,545,652)            --         (2,921,262)            --
                                      -------------    -------------    -------------    -------------
Decrease in net assets
from distributions ................     (15,222,781)      (9,698,539)     (12,849,318)      (9,927,378)
                                      -------------    -------------    -------------    -------------

CAPITAL SHARE  TRANSACTIONS
Proceeds from shares sold .........     181,804,274      139,322,252       82,053,478       56,168,346
Proceeds from reinvestment
of distributions ..................      11,152,218        6,931,665        8,954,545        7,003,430
Payments for shares redeemed ......     (88,275,006)    (105,440,242)     (69,176,578)     (72,739,195)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) in net
  assets from capital share
  transactions ....................     104,681,486       40,813,675       21,831,445       (9,567,419)
                                      -------------    -------------    -------------    -------------
Net increase (decrease)
in net assets .....................     111,010,249       48,156,048       26,364,509       (2,666,258)

NET ASSETS
Beginning of year .................     192,831,291      144,675,243      189,144,708      191,810,966
                                      -------------    -------------    -------------    -------------
End of year .......................   $ 303,841,540    $ 192,831,291    $ 215,509,217    $ 189,144,708
                                      =============    =============    =============    =============
Undistributed net investment
income ............................   $      18,811             --               --               --
                                      =============    =============    =============    =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ..............................      18,553,052       14,692,971        7,856,824        5,525,997
Issued in reinvestment of
distributions .....................       1,137,993          729,711          855,798          666,648
Redeemed ..........................      (9,015,907)     (11,108,238)      (6,627,802)      (7,128,973)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) ...........      10,675,138        4,314,444        2,084,820         (936,328)
                                      =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements

24         1-800-345-2021



Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California High-Yield Municipal Fund (High-Yield) and American Century - Benham California Insured Tax-Free Fund (Insured) (the Funds) are two of the seven funds issued by the Trust. The Funds are diversified under the 1940 Act. The Funds seek income which is exempt from federal and California income taxes. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     Security Valuations--Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

     Distributions to Shareholders--Distributions from net investment income for the Funds are declared daily and distributed monthly. Distributions from net realized capital gains for the Funds are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Futures Contracts--The Funds may buy and sell interest rate futures contracts relating to debt securities. Futures transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expired. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at August 31, 1998.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     Additional Information--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                www.americancentury.com       25


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. High-Yield and Insured are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for each Fund is as follows:

     High-Yield:

     0.3100% of the first $1 billion
     0.2580% of the next $1 billion
     0.2280% of the next $3 billion
     0.2080% of the next $5 billion
     0.1950% of the next $15 billion
     0.1930% of the next $25 billion
     0.1925% of the average daily net assets over $50 billion


     Insured:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

     As of August 31, 1998, High-Yield had invested $8,523 in shares of American Century - Benham California Municipal Money Market Fund (Municipal Money Market) and Insured had invested $8,695 in shares of American Century - Benham Tax-Free Money Market Fund (Tax-Free Money Market). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative management fees, High-Yield and Insured did not pay ACIM management fees with respect to assets invested in Municipal Money Market and Tax-Free Money Market.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for High-Yield and Insured totaled $186,517,043 and $79,693,641, respectively. Sales of investment securities, excluding short-term investments, for High-Yield and Insured totaled $83,389,798 and $62,635,322, respectively.

     As of August 31, 1998, accumulated net unrealized appreciation for High-Yield and Insured was $15,196,101 and $16,355,951, respectively, which consisted of unrealized appreciation of $15,269,117 and $16,356,029, respectively, and unrealized depreciation of $73,016 and $78, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


26       1-800-345-2021


High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

                                            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                              1998              1997              1996              1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year .................     $      9.68       $      9.27       $      9.11       $      9.06       $      9.66
                                        -----------       -----------       -----------       -----------       -----------
Income From Investment
Operations
  Net Investment Income ...........            0.51              0.55              0.56              0.56              0.56
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions .........            0.37              0.41              0.16              0.05             (0.48)
                                        -----------       -----------       -----------       -----------       -----------
  Total From Investment
  Operations ......................            0.88              0.96              0.72              0.61              0.08
                                        -----------       -----------       -----------       -----------       -----------
Distributions
  From Net Investment Income ......           (0.51)            (0.55)            (0.56)            (0.56)            (0.56)
  From Net Realized
  Capital Gains ...................           (0.12)             --                --                --               (0.12)
                                        -----------       -----------       -----------       -----------       -----------
  Total Distributions .............           (0.63)            (0.55)            (0.56)            (0.56)            (0.68)
                                        -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Year ......     $      9.93       $      9.68       $      9.27       $      9.11       $      9.06
                                        ===========       ===========       ===========       ===========       ===========
  Total Return(1) .................            9.35%            10.61%             8.02%             7.09%             0.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............            0.54%             0.50%             0.51%             0.51%             0.51%
Ratio of Net Investment
Income to Average Net Assets ......            5.23%             5.77%             5.99%             6.30%             6.02%
Portfolio Turnover Rate ...........              36%               46%               36%               40%               43%
Net Assets, End
of Year (in thousands) ............     $   303,842       $   192,831       $   144,675       $   116,166       $   116,000

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                www.americancentury.com       27


Insured Tax-Free --Financial Highlights
--------------------------------------------------------------------------------

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                           1998              1997              1996              1995             1994

PER-SHARE DATA
Net Asset Value,
Beginning of Year .................   $     10.37       $     10.00       $      9.89       $      9.67       $     10.64
                                      -----------       -----------       -----------       -----------       -----------
Income From Investment
Operations
  Net Investment Income ...........          0.51              0.53              0.53              0.53              0.53
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions .........          0.39              0.37              0.11              0.22             (0.69)
                                      -----------       -----------       -----------       -----------       -----------
  Total From Investment
  Operations ......................          0.90              0.90              0.64              0.75             (0.16)
                                      -----------       -----------       -----------       -----------       -----------
Distributions
  From Net Investment Income ......         (0.51)            (0.53)            (0.53)            (0.53)            (0.53)
  From Net Realized Capital Gains .         (0.16)             --                --                --               (0.21)
  In Excess of Net Realized Gains .          --                --                --                --               (0.07)
                                      -----------       -----------       -----------       -----------       -----------
  Total Distributions .............         (0.67)            (0.53)            (0.53)            (0.53)            (0.81)
                                      -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Year ......   $     10.60       $     10.37       $     10.00       $      9.89       $      9.67
                                      ===========       ===========       ===========       ===========       ===========
  Total Return(1) .................          8.96%             9.25%             6.60%             8.09%            (1.68)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............          0.51%             0.48%             0.49%             0.50%             0.49%
Ratio of Net Investment Income
to Average Net Assets .............          4.91%             5.23%             5.30%             5.54%             5.20%
Portfolio Turnover Rate ...........            31%               46%               43%               40%               47%
Net Assets, End
of Year (in thousands) ............   $   215,509       $   189,145       $   191,811       $   178,913       $   189,439

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


28       1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the
American Century California Tax-Free and Municipal Funds and Shareholders of the American Century-Benham California High-Yield Municipal Fund and the American Century-Benham California Insured Tax-Free Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century-Benham California High-Yield Municipal Fund and the American Century - Benham California Insured Tax-Free Fund (two of the funds constituting the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Funds") at August 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended August 31, 1997 and the financial highlights for each of the four years in the period ended August 31, 1997 for each fund were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
October 14, 1998


                                                www.americancentury.com       29


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     California High-Yield Municipal seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities, which are subject to increased credit risk, default risk and liquidity risk. The fund is managed to maintain an average maturity of 10 years or more.

     California Insured Tax-Free seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more. Fund shares are not insured.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The Lehman Brothers Long-Term Municipal Bond Index is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

     Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the California High-Yield Municipal and Insured Tax-Free funds are:

     California Municipal Debt Funds (High-Yield Municipal)--funds that invest at least 65% of assets in securities that are exempt from taxation in California.

     California Insured Municipal Debt Funds (Insured Tax-Free)--funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. California High-Yield Municipal may invest up to 50% of its portfolio in securities that are below investment grade or not rated.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.


[left margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS
     DAVE MACEWEN
     STEVEN PERMUT

CREDIT RESEARCH MANAGER
     STEVEN PERMUT


30       1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 27-28.

YIELDS

* 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* 30-Day Tax-Equivalent Yields show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free 30-day SEC yield.

INVESTMENT TERMS

* Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* Coupon--the stated interest rate of a security.

* Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* Number of Securities--the number of different securities held by a fund on a given date.

*  Weighted  Average   Maturity   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Average Duration-- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPs (Certificates of Participation)/ Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO Bonds--general obligation securities backed by the taxing power of the issuer.

* Land-Secured Bonds--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* Prerefunded/ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                www.americancentury.com       31


Notes
--------------------------------------------------------------------------------


32       1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

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FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9810                              (c)1998 American Century Services Corporation
SH-BKT-13909                                            Funds Distributor, Inc.